                                      LEASE

                                                                 ORIGINAL
                                                               NUMBER  1  OF
                                                                      ---
                                                             6 EXECUTED COPIES
                                                            ---

                   500-512 Seventh Avenue Limited Partnership,


                                                  Landlord

                                       TO

                                 iVILLAGE INC.,

                                                  Tenant

                                    Premises:
    The entire eleventh (11th), twelfth (12th) and thirteenth (13th) Floor(s)
                             at 512 Seventh Avenue
                               New York, New York

                               ------------------

   The entire fourteenth (14th) and a portion of the twelfth (12th) Floor(s)
                              at 500 Seventh Avenue
                               New York, New

                               TABLE OF CONTENTS

CAPTION                                                                    PAGE
-------                                                                    ----

ARTICLE 1

     Demise, Premises, Term, Rents ......................................... 1

ARTICLE 2

     Use ................................................................... 3

ARTICLE 3

     Failure To Give Possession ............................................ 5

ARTICLE 4

     Preparation of the Demised Premises ................................... 6

ARTICLE 5

     Adjustments of Rent ................................................... 12

ARTICLE 6

     Security Deposit ...................................................... 17

ARTICLE 7

     Subordination, Notice to Lessors and Mortgagees ....................... 25

ARTICLE 8

     Quiet Enjoyment ....................................................... 28

ARTICLE 9

     Assignment And Subletting ............................................. 28

ARTICLE 10

     Compliance With Laws And Requirements Of Public Authorities............ 43

ARTICLE 11

     Insurance ............................................................. 46

ARTICLE 12

     Rules And Regulations ................................................. 49

ARTICLE 13

     Tenant's Changes ...................................................... 50

ARTICLE 14

     Tenant's Property ..................................................... 54

ARTICLE 15

     Repairs And Maintenance ............................................... 55

ARTICLE 16

     Electricity ........................................................... 57

ARTICLE 17

     Services .............................................................. 60

ARTICLE 18

     Intentionally Deleted ................................................. 63

ARTICLE 19

     Access, Changes In Building Facilities, Name .......................... 63

  ARTICLE 20

     Notice Of Accidents ................................................... 65

ARTICLE 21

     Non-Liability And Indemnification ..................................... 66

ARTICLE 22

     Destruction Or Damage ................................................. 68

ARTICLE 23

     Eminent Domain ........................................................ 70

ARTICLE 24

     Surrender; Holdover ................................................... 72

ARTICLE 25

     Conditions Of Limitation .............................................. 73

ARTICLE 26

     Re-Entry By Landlord .................................................. 74

ARTICLE 27

     Damages ............................................................... 75

ARTICLE 28

     Waiver ................................................................ 76

ARTICLE 29

     No Other Waivers Or Modifications ..................................... 78

ARTICLE 30

     Curing Tenant's Defaults, Additional Rent; Reimbursement .............. 78

ARTICLE 31

     Broker ................................................................ 79

ARTICLE 32

     Notices ..............................................................  80

ARTICLE 33

     Estoppel Certificate .................................................  81

ARTICLE 34

     Arbitration ........................................................... 81

ARTICLE 35

     No Other Representations, Construction, Governing Law, Consents ....... 82

ARTICLE 36

     Parties Bound ......................................................... 83

ARTICLE 37

     Certain Definitions And Construction .................................. 85

ARTICLE 38

     Adjacent Excavation And Construction; Shoring; Vaults ................. 85

ARTICLE 39

     Additional Space ...................................................... 85

ARTICLE 40

     Sublease .............................................................. 91

ARTICLE 41

     Extension Option .....................................................  91

ARTICLE 42

     Satellite Dish Installation ..........................................  95

ARTICLE 43

     Plaque ................................................................ 99

EXHIBIT
-------

 A       Description ...................................................... A-1
 B       Floor Plan ....................................................... B-1
 C       Rules and Regulations ............................................ C-1
 D       Definitions ...................................................... D-1
 E       Certificate of Occupancy ......................................... E-1
 F       Letter of Credit ................................................. F-1
 G       Form of Non-Disturbance Agreement ................................ G-1
 H       Option Space Floor Plans ......................................... H-1
 I       Approved Subcontractors .......................................... I-1


         This Index is included only as a matter of convenience of reference and shall not be deemed or construed in any way to define or limit the scope of the following lease or the intent of any provision thereof.

                                      LEASE

         LEASE dated March 14, 2000, between 500-512 SEVENTH AVENUE LIMITED PARTNERSHIP, ("Landlord"), having an office c/o Newmark and Company Real Estate, Inc., 125 Park Avenue, New York, New York 10017, and iVILLAGE INC., ("Tenant"), a Delaware corporation having an office at 212 Fifth Avenue, New York, New York 10010.

                                   WITNESSETH:

                                    ARTICLE 1

                          Demise, Premises, Term, Rents

         1.01 Landlord hereby leases to Tenant, and Tenant hereby hires from Landlord, the premises hereinafter described, in the buildings located at 500 Seventh Avenue (the "500 Building") and 512 Seventh Avenue (the "512 Building"), each in the Borough of Manhattan, City, County and State of New York (hereinafter referred to collectively as the "Building"), on the parcels of land more particularly described in Exhibit A respectively (hereinafter respectively, referred to as the "500 Land and the 512 Land"), for the term hereinafter stated, for the rents hereinafter reserved and upon and subject to the conditions (including limitations, restrictions and reservations) and covenants hereinafter provided. Each party hereby expressly covenants and agrees to observe and perform all of the conditions and covenants herein contained on its part to be observed and performed.

         1.02 The premises hereby leased to Tenant are the entire rentable area of the fourteenth (14th) floor (as shown on the floor plan annexed hereto as Exhibit B-1) and a portion of the twelfth (12th) floor (as shown hatched on the floor plan annexed hereto as Exhibit B-2) in the 500 Building and the entire rentable areas of the eleventh (11th),twelfth (12th) and thirteenth (13th) floors of the 512 Building (as shown on the floor plans annexed hereto as Exhibit B-3). Said premises together with all fixtures and equipment which at the commencement, or during the term, of this lease are thereto attached (except items not deemed to be included therein and removable by Tenant as provided in
Article 14) constitute and are hereinafter referred to collectively as the "Demised Premises."

         1.03 The term of this lease for which the Demised Premises are hereby leased, shall commence on the date hereof (the "Commencement Date"), and shall expire on April 30, 2015 (hereinafter referred to as the "Expiration Date"), or shall expire on such earlier date upon which said term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this lease or pursuant to law. If either party requests the other party to enter into an agreement fixing the Commencement Date and the Expiration Date, the parties shall execute and deliver a recordable supplementary agreement fixing the Commencement Date and the Expiration Date, in form reasonably satisfactory to both parties, but either party's failure to make such request or either party's failure to execute or deliver such agreement shall in no way affect such dates. If the parties cannot agree on such dates, such dates shall be determined by arbitration in the manner provided in Article 34. Pending such determination, the dates designated by Landlord shall control with a retroactive adjustment, if required, if Landlord's designation is determined to be incorrect.

         1.04 The "rents" reserved under this lease, for the term thereof, shall be and consist of:

              (a) "fixed rent" of FOUR MILLION SIX HUNDRED FIFTY-SEVEN THOUSAND FIVE HUNDRED THIRTY-TWO DOLLARS ($4,657,532.00) per year for the period commencing on the Rent Commencement Date (as hereinafter defined) and continuing thereafter through the remainder of the initial term of this lease, all of which Tenant covenants and agrees to pay in equal monthly installments in advance of the first day of each and every calendar month during the term of this lease, except that the first monthly installment of fixed rent due hereunder shall be paid by Tenant on the date hereof; and

              (b) "additional rent" consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord hereunder (for default in payment of which Landlord shall have the same remedies as for a default in payment of fixed rent), all to be paid to Landlord at its office, or such other place, or to such agent and at such place, as Landlord may designate by notice to Tenant, in lawful money of the United States of America.

         1.05 Tenant shall pay the fixed rent and additional rent herein reserved promptly as and when the same shall become due and payable, without demand therefor and without any abatement, deduction or setoff whatsoever except as expressly provided in this lease.

         1.06 If the Rent Commencement Date occurs on a day other than the first day of a calendar month or the Expiration Date occurs on a day other than the last day of a calendar month, the fixed rent for such calendar month shall be prorated.

         1.07 Tenant acknowledges that it has no rights to any development rights, "air rights" or comparable rights appurtenant to the Land and Building, and consents, without further consideration, to any utilization of such rights by Landlord and agrees to promptly execute and deliver any instruments which may be requested by Landlord, including instruments merging zoning lots, evidencing such acknowledgment and consent. The provisions of this Section 1.07 shall be deemed to be and shall be construed as an express waiver by Tenant of any interest Tenant may have as a "party in interest" (as such quoted term is defined in Section 12-10 Zoning Lot of the Zoning Resolution of the City of New York) in the Land and Building.

         1.08 It is understood that the consideration for the covenants in this
Article is the making of this lease, and the damages for failure to perform same shall be in addition to and separate and independent of the damages accruing by reason of default in observing any other term of this lease.

         1.09 For purposes of this lease, the term "Rent Commencement Date" shall mean May 1, 2000 it being agreed and understood that Tenant shall have no obligation to pay any fixed rent during the period from the Commencement Date through the date next preceding the Rent Commencement Date.

         1.10 If, at any time prior to the Rent Commencement Date, any condition shall exist whereby Tenant would be entitled to an abatement of Fixed Rent pursuant to any provision of this lease but for the fact that the Rent Commencement Date shall not yet have occurred, then the Rent Commencement Date shall be postponed (beyond the date on which the Rent Commencement Date would have occurred in the absence of this Section 1.10), with respect only to the affected portions of the Demised Premises, by one day for each day from the date such abatement of Fixed Rent would have commenced through the date upon which such abatement would have terminated.

                                    ARTICLE 2

                                       Use

         2.01 (a) Tenant and any permitted occupant, subtenant or assignee of Tenant shall use and occupy the Demised Premises for general, administrative, executive and sales (excluding off-the-street (as distinguished from sales via internet e-commerce) retail sales to the general public) offices, and incidental related uses, and for no other purpose.

              (b) Notwithstanding anything to the contrary contained above or elsewhere in this Lease, and without limiting the generality of Section 2.01(a) above, portions of the Demised Premises maybe used for the following: (i) installation and operation of one or more pantry areas for reheating but not for cooking, including microwave oven, dwyer unit, one or more refrigerators and other similar equipment and machines for the preparation and storage of food and beverages for Tenant's officers and directors, employees, and staff; (ii) sale in the Demised Premises for Tenant's officers and directors, employees, staff and business visitors, by vending machines of any item the sale of which is not prohibited by law, whether by Tenant or third parties; (iii) use of an area of the Demised Premises as a lunchroom for consumption of food and beverages by Tenant's officers and directors, employees, staff and business visitors; (iv) installation and operation in the Demised Premises of electronic data and word processing equipment and business machines and printing and other reproducing equipment, (v) installation and operation of communication equipment (such as telecopiers, telex and the like), and (vi) a cafeteria for the cooking and preparation of food solely for consumption by Tenant's officers, directors, employees, staff and business visitors. Tenant shall be responsible, at Tenant's sole cost and expense, for maintaining Tenant's pantry(ies) and cafeteria at all times in a clean and sanitary condition and free of rodents and other vermin and for the removal of refuse and garbage therefrom on a daily basis, using contractors therefor designated by Landlord; provided the cost of such contractors is reasonably competitive with other contractors providing similar services. If noxious smells emanate from the Demised Premises as a result of the presence of the refuse of food prepared and/or consumed therein or wet garbage in connection therewith and Tenant has exercised reasonable efforts to cure such condition to no avail, Landlord shall have the right to compel Tenant to furnish and install a refrigerated storage facility or other appropriate facility for storage of refuse and wet garbage accumulated therein. In connection with any cooking facility (as opposed to merely a heating facility) which Tenant may install, hereunder, Tenant shall install, in accordance with plans and specifications approved in writing by Landlord in advance, all necessary flues and other means of ventilation and fire suppression (including, without limitation, an Ansul system) for the proper extinguishing of fires and exhausting of fumes and odors and shall throughout the term of this lease take such other actions as are necessary to prevent all fumes and odors generated by Tenant's kitchen facility from escaping to other parts of the Building. In connection with the installation of any kitchen, cafeteria and/or cooking facility in the Demised Premises, Tenant agrees that it shall obtain, at Tenant's sole cost and expense, any governmental permits, special life safety systems and health department approvals that may be required in connection therewith.

              (c) Notwithstanding anything in this lease to the contrary, the Tenant covenants and agrees that during the term of this Lease, it will not use the Demised Premises or any part thereof, or permit the Demised Premises or any part thereof to be used (i) for off-the-street retail banking, trust company or safe deposit business; (ii) as an off-the-street retail commercial or savings bank, trust company, savings and loan association, loan company, or credit union; (iii) for the off-the-street sale of travelers checks, money orders and/or foreign exchange; (iv) as a mailing address or telephone answering service; (v) by the United States Government, the City or State of New York, any foreign government, an autonomous governmental corporation, a trade mission, the United Nations or any agency or department of any of the foregoing, or any other person or entity having sovereign or diplomatic immunity; (vi) as an employment agency, search firm or similar enterprise, or for classrooms or as a school or vocational training center (except for the training of employees of the Tenant intended to be employed at the Demised Premises); or (vii) as a diagnostic medical center and/or for the practice of medicine. For the purposes of this lease, the term "retail" shall refer to a business whose primary patronage are customers visiting the Demised Premises in person.

         2.02 If any governmental license or permit, other than a Certificate of Occupancy or any other license or permit required for mere occupancy of the Demised Premises for the purposes set forth in Section 2.01 (a) shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises, or any part thereof, and if failure to secure such license or permit would in any way adversely affect Landlord or the Building, Tenant, at its expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit. Upon Tenant's request and at Tenant's expense, Landlord shall join in the application for any licenses, permits, approvals and authorizations (except for an application to change the Certificate of Occupancy other than as expressly hereinafter set forth in Article 4) whenever such joining by Landlord shall be required by any governmental agency having jurisdiction.

         2.03 Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy, the Demised Premises, or do or permit anything to be done in the Demised Premises. in violation of the Certificate of Occupancy for the Demised Premises or for the Building as presently in effect or as the same may be amended by Tenant pursuant to Article 4 hereof. A true and complete copy of the current Certificate of Occupancy is annexed hereto as Exhibit E. Landlord agrees not to change the Certificate of Occupancy for the Demised Premises or the Building in any way which would adversely affect Tenant's right to use the Demised Premises for general, administrative, executive and sales offices or for a cafeteria, as and to the extent presently provided in the existing Certificate of Occupancy.

                                    ARTICLE 3

                           Failure To Give Possession

         3.01 (a) Tenant acknowledges and agrees that it has been advised by Landlord that certain portions of the Demised Premises initially demised to Tenant hereunder which are cross hatched on Exhibit B annexed hereto (such space is hereinafter called "Occupied Space") are currently under Lease and/or occupied by tenants. Tenant agrees that the term of this Lease shall commence on the date hereof notwithstanding Landlord's inability to deliver to Tenant on the Commencement Date vacant possession of the Occupied Premises. Except as otherwise expressly set forth in this lease, Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant by reason of the delivery of possession of the Occupied Space to Tenant after the Commencement Date. The parties hereto further agree that the failure to have the Occupied Space available for occupancy by Tenant on the Commencement Date shall in no way affect the obligations of Tenant hereunder except as hereinafter expressly set forth, nor shall the same be construed in any way to extend the term of this lease. Landlord agrees to use reasonable efforts to obtain possession of the Occupied Space, including, without limitation, where applicable, the institution and diligent prosecution of holdover proceedings, in the event of a holdover. This Section 3.01 shall be deemed to be an express provision to the contrary of
Section 223-a of the Real Property Law of the State of New York and any other law of like import now or hereafter in force.

              (b) Landlord and Tenant agree that there shall be no fixed rent or additional rent payable with respect to any portion of the Occupied Space until the date such Occupied Space shall be delivered to Tenant vacant with the items of Landlord's Work specified in Sections 4.02(a)(i) and (ii) completed. Landlord agrees that in the event that any portion of the Occupied Space is not delivered to Tenant in such condition (the "Abated Condition") on or before September 1, 2000, the fixed rent and additional rent payable by Tenant with respect to such portion of the Occupied Space shall be abated for two days for each day occurring between September 1, 2000 and the date vacant possession of such portion of the Occupied Space shall be delivered to Tenant in the Abated Condition.

              (c) Notwithstanding anything to the contrary in this Section 3.01, Tenant acknowledges that Gloria Gay Coats, an existing tenant in the Building, occupies approximately 4,449 square feet of space on the twelfth (12th) floor of the 500 Building (the "Coats Space"). Tenant agrees that the provisions of the second (2nd) sentence of subsection 3.01 (b) hereof shall not apply to the Coats Space. Landlord shall use reasonable efforts to obtain and deliver possession of the Coats Space to Tenant on or before the March 1, 2001 (the "Coats Space Delivery Date") to Tenant. If Landlord shall not have delivered vacant possession of the Coats Space to Tenant on or before the Coats Space Delivery Date, then Tenant shall, as its sole remedy therefor, have the right exercisable by April 1, 2001 (TIME BEING OF THE ESSENCE) to surrender the Coats Space by written notice (the "Coats Notice") to Landlord. If Tenant fails to send the Coats Notice to Landlord on or before April 1, 2001 Tenant shall no longer have a right to surrender the Coats Space. If Tenant shall send the Coats Notice prior to April 1, 2001 then Landlord shall within thirty (30) days after receipt of the Coats Notice designate space comprised of 4,500 rentable square feet elsewhere in the Building which Tenant may, at Tenant's election, lease hereunder in substitution for the Coats Space, upon all the terms and conditions of this Lease, as if it were initially included within the Demised Premises in lieu of the Coats Space. If Tenant does not elect to include such substituted space within the Demised Premises, the rents reserved hereunder, Tenant's Proportionate Share of Taxes, the Wage Rate Multiple and the security deposited under Article 6 shall be proportionately reduced based upon 4,449 less rentable square feet included in the Demised Premises.

                                    ARTICLE 4

                       Preparation of the Demised Premises

         4.01 (a) Tenant acknowledges that it has made a full and complete inspection of the Demised Premises, and Tenant agrees to accept same on the Commencement Date in their present "as-is" condition, except for the performance by Landlord of the work specified in Section 4.02, hereof ("Landlord's Work"). Tenant acknowledges that neither Landlord, nor Landlord's agent, has made any representations or promises in regard to the Demised Premises, except as otherwise provided in this lease.

         4.02 (a) Landlord, at Landlord's sole cost and expense, shall:

                  i. demolish portions of the Demised Premises other than core areas therein but including bathrooms. Such demolition shall be in accordance with Tenant's demolition plan (which shall be subject to Landlord's reasonable approval). Tenant shall deliver to Landlord

Tenant's demolition plan no later than April 1, 2000, failing which Landlord shall demolish the Demised Premises. If Tenant shall fail to deliver such a demolition plan to Landlord prior to April 1, 2000, then Landlord shall demolish the Demised Premises in accordance with Landlord's standard practice for demolition of leaseable space. Landlord and Tenant agree that in no event shall Landlord be obligated to penetrate and remove asbestos from more than five (5) columns within the Demised Premises;

                  ii. remove asbestos in the Demised Premises in accordance with applicable legal requirements to facilitate Tenant's Work in and to the Demised Premises, and deliver to Tenant three (3) original ACP-5 forms in connection therewith;

                  iii. remove all existing exterior windows in the Demised Premises; and supply and install new Building Standard (as defined herein) exterior windows throughout the Demised Premises prior to August 1, 2000;

                  iv. deliver all existing radiators within the Demised Premises in good working order and replace any radiators determined by Landlord to be missing prior to June 1, 2000; and

                  v. slab over the penetration on the fourteenth (14th) floor of the 500 Building after the existing convenience stairway therein is demolished.

              (b) Landlord agrees that is shall substantially complete the items of Landlord's Work specified in Subsections 4.02(a)(i) and (ii) hereof (the "Asbestos Removal") within the presently vacant portion of the Demised Premises (the "Non-Occupied Space") on or before the date (the "AR Date") which shall be the later to occur of May 1, 2000 or such date as Tenant shall submit to Landlord the Initial Plan (as that term is hereinafter defined).

              (c) If Landlord shall not have substantially completed any item of Landlord's Work in the Non-Occupied Space on the express date set forth in this
Section 4.02 for the completion of such items, then the fixed rent and additional rent payable for any portion of the Unoccupied Space in which an item of Landlord's Work is not substantially completed on the date specified therefor shall be abated until the date such item of work is substantially completed. Notwithstanding any language to the contrary contained in this Lease, the completion date specified for any item of Landlord's Work shall be extended by one day for each day that Landlord is prevented from performing or completing such work by reason of a Tenant Delay. A "Tenant Delay" shall mean: (a) delays in submitting the Initial Plan with respect to Tenant's Work, or in approving any drawings or specifications, giving authorizations or supplying information; or (b) additional time needed by Landlord, as a result of Tenant requesting Landlord to make a change or addition to Landlord's Work or change in the Initial Plan.

         4.03 (a) Landlord agrees to pay to Tenant, in accordance with, and subject to. the provisions of this Section 4.03, an amount equal to Four Million Seven Hundred Sixty-Three Thousand Three Hundred Eighty-Five Dollars ($4,763,385.00) (such amount being hereinafter referred to as the "Construction Paymenth), provided that at the time Landlord is otherwise obligated to make such payment of the Construction Payment or any portion thereof, there shall not have occurred any Event of Default (as hereinafter defined) which then shall be continuing; and provided further that, as long as no notice of termination shall have been given by Landlord by reason thereof (and remain unrescinded), upon the cure of such Event of Default, such payment withheld by reason thereof shall be paid to Tenant. Notwithstanding anything contained in this lease to the contrary, no more than fifteen (15%) percent of the Construction Payment may be used for architectural, engineering, space planning, expediter and inspection fees, fees for all municipal and other permits, licenses and approvals and fees, equipment costs and expenses relating to relocation and Tenant's Work, and other so-called "soft costs" (all of the foregoing being herein referred to as the "Soft Costs"), and then only to the extent that same are directly related to the Tenant's Work (as opposed to being related to furniture, furnishings or other non-"hard costh items). In the event that any portion of the Construction Payment has not been expended upon the completed performance of Tenant's Work, Tenant shall be allowed a credit in the amount of the unexpended balance of the Construction Payment against the fixed rent otherwise next becoming due pursuant to the provisions of Section 1.04(a) of this lease.

              (b) Subject to the provisions of this Section, Landlord hereby agrees to make periodic payments of up to ninety (90%) of the Construction Payment to Tenant as Tenant's Work progresses, in accordance with the terms and conditions hereinafter set forth (the "Construction Payment Conditions") in this subsection (b) Tenant shall submit to Landlord from time to time, but not more often than once per month, requisitions (herein referred to as "Tenant's Requesth) for such periodic payment with respect to the portion(s) of Tenant's Work performed subsequent to the immediately preceding Tenant's Request (if any), together with the following:

                  (i) copies of invoices from the contractors and subcontractors who performed the portions of Tenant's Work referred to in such Tenant's Request, and from the materialmen and suppliers who supplied the materials and supplies referred to in such Tenant's Request (which may be grossed up by Tenant as required to add back the retainage held by Tenant for such work and not reflected in the corresponding invoices);

                  (ii) a certificate from Tenant's architect or general contractor or construction manager that (1) such portion of the Tenant's Work has been substantially completed in accordance with the Initial Plan and revisions thereto theretofore approved by Landlord; and (2) there are no uncured violations of record as a result of such portion of the Tenant's Work; and

                  (iii) lien waivers from Tenant's general contractor and construction manager, and each major (for purposes hereof, a contract amount in excess of $100,000.00) subcontractor, materialman and supplier to the extent of the amount paid to such parties through the requisition preceding such Tenant's Request.

         Promptly following any Tenant's Request together with the aforesaid accompanying documentation, Landlord shall have the right to enter the Demised Premises for the purpose of verifying that such portion of Tenant's Work covered by Tenant's Request has been performed substantially in accordance with the Tenant's Plans and revisions thereto theretofore approved by Landlord. If the Construction Payment Conditions have been satisfied, then within thirty (30) days after Landlord's receipt of Tenant's Request, together with the accompanying documentation, Landlord shall pay to Tenant the amount shown on the "Current Payment Due" on the Tenant's Request. The balance of the Construction Payment, if any, after the completion of Tenant's Work, shall be paid to Tenant in accordance with the terms and conditions set forth in paragraph (c) below.

              (c) Subject to the provisions of this Section, Landlord hereby agrees to pay the balance of the Construction Payment, in accordance with the terms and conditions hereinafter in this subsection (c) (the "Final Construction Payment Conditions"). After the completion of the Tenant's Work, Tenant shall submit to Landlord a requisition (herein referred to as the "Final Requesth) for the balance of the Construction Payment, together with the following:

                  (i) a certificate from Tenant's architect or general contractor or construction manager that (1) all Tenant's Work has been completed in substantial accordance with the Tenant's Plans and revisions thereto theretofore approved by Landlord; (2) there are no uncured violations of record, as a result of any of the Tenant's Work; and all Tenant's Work has been paid for in full;

                  (ii) a general release and lien waivers from Tenant's general contractor, and each major (for purposes hereof, a contract amount in excess of $100,000.00) subcontractor, materialman and supplier and any other lien waiver Tenant has received in connection with Tenant's Work;

                  (iii) copies of all New York City Building Department and New York City Fire Department sign-offs, inspection certificates and/or self-certifications by Tenant's subcontrators and/or any permits required to be issued by any governmental entity having jurisdiction thereover to the extent required to permit the lawful occupancy of the Demised Premises by Tenant; and

                  (iv) two (2) copies of CAD "as builth plans of the Demised Premises, or if Tenant has not had such CAD "as builts" prepared, the Intitial Plan as finally approved by Landlord and filed with the New York City Department of Buildings, legibly marked with all field changes made during the performance of Tenant's Work (other than de minimis changes) and certified by Tenant's architect as containing all such field changes.

              (d) Promptly following the Final Request together with the aforesaid accompanying documentation, Landlord shall have the right to enter the Demised Premises for the purpose of verifying that all of the Tenant's Work has been completed and performed substantially in accordance with the Tenant's Plans and revisions thereto theretofore approved by Landlord. If the Final Construction Payment Conditions have been satisfied, then within thirty (30) days after Landlord's receipt of the Final Request together with the accompanying documentation, Landlord shall pay to Tenant the balance of the Construction Payment (such balance being hereinafter referred to as the "Final Payment").

              (e) If Landlord shall fail to pay any installment of the Construction Payment within ten (10) days after the date due, then Tenant may give Landlord notice thereof and if Landlord shall continue to fail to make any such payment within five (5) days after the giving of such notice, then provided Landlord shall not dispute that Tenant is entitled to the payment of any such installment or any portion thereof the security deposit shall be reduced by the amount that Landlord has failed to pay Tenant. In the event that Landlord shall dispute that Tenant shall be entitled to the payment of any such installment, or any portion thereof, as the case may be, the Tenant shall not be entitled to any reduction of the security deposit in dispute until such time as such dispute shall have been resolved in Tenant's favor pursuant to Article 34 hereof. If Tenant shall obtain a determination pursuant to Article 34 hereof that a disputed installment or portion thereof of the construction payment should have been paid to Tenant pursuant to the provisions of this Article 4 and if Landlord shall not pay to Tenant the amount determined by the arbitrators to be owing by Landlord to Tenant within twenty (20) days after the issuance of the determination of the arbitrators, in addition to all other rights and remedies available to Tenant, Tenant shall be entitled to a reduction in the amount of the security deposit in the amount determined by the arbitrators to be owing to Tenant. In the event that Landlord shall not draw down on the security deposit and pay the disputed amount to Tenant within such twenty (20) day period, then Tenant may, in addition to all other rights and remedies Tenant may have against Landlord, offset against any of the next monthly installments of fixed rent and additional rent coming due, such amount to the extent same is not paid by Landlord prior to the due date for such monthly installments, until such time as the aggregate amount of the offset fixed rent and additional rent equals the aggregate amount of the Construction Payment which was determined by the arbitrators not to have been properly paid by Landlord.

         4.03 (a) Tenant shall perform, at Tenant's own cost and expense, subject to the provisions of Section 4.04 hereof, the work (herein called "Tenant's Work") required to prepare the Demised Premises for Tenant's initial occupancy thereof in accordance with the provisions of this Section 4.03 and Articles 13 and 14 and any other applicable provisions of this Lease. Tenant, at Tenant's expense, shall prepare a final plan or final set of plans and specifications which shall contain complete information and dimensions necessary for the initial construction and finishing of the Demised Premises and for the engineering in connection therewith (hereinafter called "the Initial Plan"). The Initial Plan shall be submitted by Tenant to Landlord for Landlord's written approval, which approval shall not be unreasonably withheld or delayed to the extent that the work shown on such plans is nonstructural, and do not adversely affect any Building Systems. Landlord shall respond to Tenant's request for Landlord's approval of the Initial Plan within seven (7) Business Days from the submission thereof to Landlord, and shall respond to Tenant's request for Landlord's approval of any revisions in the Initial Plans within three (3) Business Days of submission thereof. If Landlord fails to respond to Tenant's submission of the Initial Plan within seven (7) Business Days after the submission thereof, Tenant shall send to Landlord an Additional Notice (as hereinafter defined in Article 13 hereof) which shall state that unless Landlord responds to the request for approval within three (3) Business Days after the receipt of the Additional Notice, Landlord's approval shall be deemed granted and, in the event Landlord fails to respond to such Additional Notice within three (3) Business Days of receipt thereof, Landlord will be deemed to have granted its consent to the Initial Plan. Tenant shall promptly reimburse Landlord upon demand for any reasonable out-of-pocket costs and expenses incurred by Landlord in connection with Landlord's review of the Initial Plan within twenty (20) days after the delivery to Tenant of a bill therefor.

              (b) As part of Tenant's Work, Tenant shall (i) install at least one air cooled package unit (the "Unit") on each floor of the Demised Premises sufficient to cool the population density on such floor to standard office requirements, and (ii) perform all work necessary to upgrade the restrooms in the Demised Premises in compliance with the Building Standards, with Local Law 58 and with the Americans with Disabilities Act of 1990 (collectively "Base Credit Work"). Tenant hereby covenants and agrees that at least Eight Hundred Forty-Six Thousand Eight Hundred Twenty-Four Dollars ($846,829) of the Construction Payment shall be used to perform the Base Credit Work. Tenant agrees that the Units shall be vented through the 37th or 38th Street sides of the Building, but in no event closer than the sixth (6th) window on each side of the Building west of Seventh Avenue.

              (c) Tenant agrees that as part of Tenant's Work, Tenant shall, using Landlord's designated contractor therefor, remove three (3) freight elevator shaft ways servicing the Demised Premises and seal the same at the floor slabs in the Demised Premises to the extent necessary to create usable area in the Demised Premises in the location on the floor of the Demised Premises where such shaft ways are currently located (the "Shaft Work"). Landlord shall pay for the cost and expense of the Shaft Work directly to the contractor's performing same.

              (d) With respect to Tenant's Work, Tenant agrees that Tenant shall file separately its Initial Plan for space in the 500 Building and space in the 512 Building with the New York City Department of Buildings and such other governmental agencies having jurisdiction over the issuance of permits for Tenant's Work. Tenant acknowledges that as of the date hereof there are separate Class E systems and sprinkler risers for the 500 Building and the 512 Building. Tenant further acknowledges that during the term of this Lease, Landlord in its sole election, may combine the lobbies of the 500 Building and the 512 Building into a single lobby in a location to be selected by Landlord, in its sole discretion, and unify the Class E systems for the Building. In the event Landlord shall elect to combine the lobbies of the 500 Building and the 512 Building and unify the Class E systems, then Tenant shall make all necessary modifications and install all necessary devices within the Demised Premises to comply with applicable laws and regulations. Landlord shall reimburse Tenant for any reasonable actual out-of-pocket expenses to modify the Class E systems in the Demised Premises incurred by Tenant as a result of Landlord's combining such lobbies and unifying the Class E system of the 500 and the 512 Building.

              (e) In connection with the performance of Tenant's Work, Landlord shall provide to Tenant a reasonable number of connection points (at least one connection point on every third (3rd) floor of the Building) to each Building's fire safety system to which it may connect its smoke detectors and other life safety and security devices in the Demised Premises to comply with applicable laws, including, without limitation, New York City local law; provided, however, Tenant shall solely be responsible for the cost of making such connection.

              (f) Notwithstanding any provision of this lease, to the contrary, Tenant shall have the right to perform Tenant's Work and any alterations outside of the Demised Premises with respect to the installation of air conditioning and plumbing systems for its bathrooms, cafeteria and pantries and telecommunications risers, subject, however, to Landlord's prior approval of plans and specifications therefor.

         4.05 All disputes regarding delay under 4.02(b) or whether or not substantial completion has been achieved in 4.02 or 4.05 or any other construction dispute in connection with Article 4, shall be resolved by arbitration in accordance with Article 34 hereof.

         4.06 If Tenant is unable to obtain any governmental permits, consents or approvals, the certificate of occupancy amendments referred to below, or other governmental documentation required by Tenant for the performance of Tenant's Work or the lawful occupancy of any portion of the Demised Premises, then provided (i) Tenant hired an expediter designated by Landlord to obtain same, and (ii) the inability to obtain same was a direct and unavoidable result of an existing Building violation not occasioned by any act or failure to act of Tenant, then the Rent Commencement Date shall be extended by one day for each day of Tenant's delay in performing or completing Tenant's Work or in taking occupancy of the Demised Premises as a result thereof. Landlord and Tenant agree that any such extension of the Rent Commencement Date shall apply only to the rent payable by Tenant with respect to any portion of the Premises in which it could not perform work or which it could not occupy do to Landlord's violation. Landlord shall cooperate with Tenant, at Tenant's sole cost and expense, in Tenant's efforts to obtain an amended certificate of occupancy permitting the relocation of the floor on which a cafeteria may be located.

                                    ARTICLE 5

                             Adjustments Of Rent

         5.01 Tax Escalation. For the purpose of this lease:

              (a) "Taxes" shall mean the real estate taxes and assessments and special assessments imposed upon the Building and the 500 Land and the 512 Land including, without limitation, any assessments for public improvement or benefit to the Building or the 500 Land or the 512 Land, or the locality in which the Building is situated, such as Business Improvement District taxes and assessments. If at any time during the term of this lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of or as an addition to or a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed (i) a tax, assessment, levy, imposition or charge wholly or partially as capital levy or otherwise on the rents received therefrom, or (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the Demised Premises and imposed upon Landlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The term "Taxes" shall not include any income, franchise, transfer, inheritance, capital stock or other similar tax imposed on Landlord. If, by law, any assessment may be paid in installments, then, for the purposes hereof (i) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (ii) there shall be included in Taxes, for each Tax Year in which such installments may be paid, the installments of such assessment so becoming payable during such Tax Year, together with any interest thereon payable during such Tax Year.

Landlord represents that neither the Building nor the 500 Land or the 512 Land currently receive the benefit of any tax abatement or exemption of any nature whatsoever.

Anything herein contained to the contrary notwithstanding, Taxes shall not include any assessment or real estate taxes on any expansion of the Building which is constructed or completed after the Commencement Date of this lease.

              (b) The term "500 Base Tax Rate" shall mean the product obtained by multiplying (i) the assessed values of the 500 Building and the parcel of land on which the 500 Building is constructed (hereinafter called the "500 Land") upon which real estate taxes are paid by Landlord for the 500 Building for the Tax Year commencing July 1, 2000, and ending on June 30, 2001 by (ii) the real property tax rate for such Tax Year. The term "512 Base Tax Rate" shall mean the product obtained by multiplying (i) the assessed values of the 512 Building and the parcel of land on which the 512 Building is constructed (hereinafter called the "512 Land") upon which real estate taxes are paid by Landlord for the 512 Building for the Tax Year commencing July 1, 2000, and ending on June 30, 2001 by (ii) the real property tax rate for such Tax Year.

              (c) "Tax Year" shall mean the fiscal year for which Taxes are levied by the governmental authority;

              (d) "Tenant's 500 Proportionate Share" shall mean 10.23%, which has been computed on the basis of a fraction, the numerator of which is the agreed rentable square foot area of the Demised Premises in the 500 Building as set forth below (which rentable square foot area is hereinafter sometimes referred to as the "Multiplication Factor") and the denominator of which is the agreed rentable square foot area of the Building as set forth below. The parties agree that the rentable square foot area of the Demised Premises in the 500 Building shall be deemed to be 61,922 square feet and that the agreed rentable square foot area of the 500 Building shall be deemed to be 605,574 square feet (hereinafter referred to as the "500 Building Area").

              (e) "Tenant's 512 Proportionate Share" shall mean 8.59%, which has been computed on the basis of a fraction, the numerator of which is the agreed rentable square foot area of the Demised Premises in the 512 Building as set forth below (which rentable square foot area is hereinafter sometimes referred to as the "Multiplication Factor") and the denominator of which is the agreed rentable square foot area of the Building as set forth below. The parties agree that the rentable square foot area of the Demised Premises in the 512 Building shall be deemed to be 43,931 square feet and that the agreed rentable square foot area of the Building shall be deemed to be 511,304 square feet (hereinafter referred to as the "512 Building Area").

         5.02 Tenant shall pay as additional rent for each Tax Year an amount (hereinafter referred to as "Tenant's Tax Payment") equal to the sum of (i) Tenant's 500 Proportionate Share of the amount by which the 500 Taxes for such Tax Year exceed the 500 Base Tax Rate and (ii) Tenant's 512 Proportionate Share of the amount by which the 512 Taxes for such Tax Year exceed the 512 Base Tax Rate. The Tax Payment shall be appropriately prorated, if necessary, to correspond with that portion of a Tax Year occurring within the Term of this lease. After Landlord has furnished Tenant with written demand for the Tax Payment, which demand shall be accompanied by a copy of the tax bill along with Landlord's computation of the Tax Payment (hereinafter referred to as a "Tax Statementh), Tenant shall pay Landlord, with the monthly installments of rent due on June 1 and December 1 of each such Tax Year, an amount equal to one-half (1/2) of the total sum of the Tax Payment for such Tax Year, until such time as a new demand (and said accompanying information) for a subsequent Tax Year shall become effective. Notwithstanding the foregoing, the Tax Payment shall not be due prior to the date that is thirty (30) days after demand of said Tax Payment. If, during the term of this lease, Taxes are required to be paid in full or in quarterly or other installments to the applicable governmental taxing authority, on any other date or dates than as presently required, then Tenant's installments of its Tax Payment shall be correspondingly modified so that said payments are due thirty (30) days after the date of receipt by Tenant of a request by Landlord for such payment, but in no event before the date which is ten (10) days prior to the date the applicable installment is due to the taxing authority.

         5.03 Notwithstanding the fact that the Tax Payment is measured by an increase in Taxes, such increase is additional rent and shall be paid by Tenant as provided herein regardless of the fact that Tenant may be exempt, in whole or in part, from the payment of any taxes by reason of Tenant's diplomatic or other tax exempt status or for any other reason whatsoever.

         5.04 Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the 500 Land, the 512 Land and Building. Should Landlord be successful in any such reduction proceedings and obtain a rebate or a reduction in assessment for periods during which Tenant has paid or is obligated to pay 500 Tenant's Proportionate Share or Tenant's 512 Proportionate Share (hereinafter collectively called "Tenant's Proportionate Share) of increases in Taxes then either (a) Landlord shall, in the event a rebate is obtained, return Tenant's Proportionate Share of such rebate to Tenant after deducting Landlord's reasonable expenses, including without limitation, reasonable attorneys' fees and disbursements in connection with such rebate (such expenses incurred with respect to a rebate or reduction in assessment being hereinafter referred to as "Tax Expenses"), or, (b) if a reduction in assessment is obtained prior to the date Tenant would be required to pay Tenant's Proportionate Share of such increase in Taxes, Tenant shall pay to Landlord, upon written request, Tenant's Proportionate Share of such Tax Expenses; provided, however, that in no event shall Tenant's Proportionate Share of such Tax Expenses exceed Tenant's Proportionate Share of the reduction in Tenant's Tax Payment for such Tax Year resulting from such reduction in assessment.

         5.05 Intentionally Omitted.

         5.06 (a) Anything in this Article 5 to the contrary notwithstanding, in the event that the holder of any superior mortgage or the lessor of any superior lease (as such terms are defined in Section 7.01 hereof) shall require advance payments from Landlord on account of Taxes, then Tenant will pay to Landlord Tenant's Proportionate Share of the Tax Payment in the same number of installments as Landlord's payments to the holders of any superior mortgage or the lessor of any superior lease. Any payments to be made by Tenant under this
Section 5.06(a) shall be made within thirty (30) days after demand, but in no event earlier than ten (10) days prior to the date Landlord is required to make such payments to the holder of the superior mortgage or the lessor of the superior lease;

              (b) Anything in Sections 5.01 through 5.06 to the contrary notwithstanding, in no event whatsoever shall the fixed rent be reduced below the fixed rent initially set forth in Section 1.04(a) hereof as same may be increased by provisions of this lease other than Sections 5.01 through 5.06.

         5.07 (a) The term "Operational Year" shall mean the calendar year 2000 and each succeeding calendar year thereafter.

              (b) The term "Wage Rate" with respect to any Operating Year shall mean the regular average hourly wage rate required to be paid to Porters in Class A Office Buildings pursuant to any agreement between the Realty Advisory Board on Labor Relations, Incorporated or any successor thereto (hereinafter referred to as "R.A.B.") and Local 32B/32J of the Building Service Employees International Union AFL-CIO, or any successor thereto (hereinafter referred to as "Local 32B ") in effect during such Operating Year, provided that if any such agreement shall require Porters to be regularly employed on days or during hours when overtime or other premium pay rates are in effect, then the term "regular average hourly wage rate" shall mean the regular average hourly wage rate for the hours in a calendar week which Porters are required to be regularly employed (whether or not actually at work in the Building), e.g., if, for example, as of January 1, 2000, an agreement between R.A.B. and Local 32B would require the regular employment of Porters for 40 hours during a calendar week at a regular average hourly wage of $4.00 for the first 30 hours and at an overtime hourly average wage of $5.00 for the remaining 10 hours, then the regular average hourly wage rate under this subsection, as of January 1, 2000, would be the sum arrived at by dividing the total weekly average wages of $170.00 by the total number of required hours of employment which is 40 and resulting in a regular average hourly wage rate of $4.25. The computation of the regular average hourly wage rate shall be on the same basis whether based on an hourly or other pay scale but predicated on the number of hours in such respective work weeks, whether paid by Landlord or any independent contractor. If there is no such agreement in effect as of the date of any Escalation Statement on which such regular average hourly wage rate is determinable, the computations shall be made on the basis of the regular average hourly wage rate being paid by Landlord or by the contractor performing porter or cleaning services for Landlord as of the date of such Escalation Statement and appropriate retroactive adjustments shall be made when the regular average hourly wage rate paid as of such Escalation Statement is finally determined. If length of service shall be a factor in determining any element of the Wage Rate then it shall be conclusively presumed that all employees have at least three years of service. The Wage Rate is intended to be an index in the nature of a cost of living index, and is not intended to reflect the actual costs of wages or expenses for the Building. Landlord and Tenant agree that the Wage Rate shall be calculated without regard to benefits required to be granted to Porters pursuant to any agreement between the RAB and Local 32 such as sums paid for pension, welfare, dental and training fund contributions, social security, unemployment, disability and similar benefits.

              (c) The term "Porters" shall mean that classification of employee engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to porters in the current agreements between R.A.B. and Local 32B/32J (which classification is presently termed "others" in said agreement).

              (d) The term "Class A Office Buildings" shall mean office buildings in the same class or category as the Building under any building operating agreement between R.A.B. and Local 32B/32J, regardless of the designation given to such office buildings in any such agreement.

              (e) The term "Base Wage Rate" shall mean the Wage Rate in effect on January 1, 2000.

              (f) The term "Escalation Statement" shall mean a statement setting forth the amount payable by Tenant for a specified Tax Year or Operating Year (as the case may be) pursuant to this Article 3.

              (g) The term "Wage Rate Multiple" shall mean 105,853.

              (h) If the Wage Rate for any Operating Year shall be greater than the Base Wage Rate, then Tenant shall in the case of such an increase pay to Landlord as additional rent for the demised premises for such Operating Year an amount equal to the product obtained by multiplying one hundred (100%) percent of the difference between the Wage Rate for such Operating Year and the Base Wage Rate, by the Wage Rate Multiple).

                  (i) Any such adjustment payable by reason of the provisions of
Section 5.07 shall commence as of the first day of the relevant Operating Year and, after Landlord shall furnish Tenant with statement (each an "Escalation Statement") relating to such Operating Year, all monthly installments of rental shall reflect one-twelfth of the annual amount of such adjustment until a new adjustment becomes effective pursuant to the provisions of this Article 5, provided however, that if said Escalation Statement is furnished to Tenant after the commencement of such Operating Year, there shall be promptly paid by Tenant to Landlord, an amount to the portion of such adjustment allocable to the part of such Operating Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Escalation Statement is furnished to Tenant.

         5.08 Landlord's failure during the lease term to prepare and deliver any of the tax bills, statements, notice or bills set forth in this Article 5, or Landlord's failure to make a demand, shall not in any way cause Landlord to forfeit or surrender its rights to collect any of the foregoing items of additional rent which may have become due during the term of this lease provided, however, that if (a) Landlord shall fail to furnish a Tax Statement with respect to any Tax Year within three (3) years following the end of such Tax Year, then Landlord shall be deemed to have irrevocably waived its right to furnish a Tax Statement, and Tenant shall have no obligation to make any Tax Payment, with respect to such Tax Year and (b) Landlord shall fail to furnish an Escalation Statement with respect to any Escalation Year within three (3) years following the end of such Operational Year, then Landlord shall be deemed to have irrevocably waived its right to furnish an Operating Statement, and Tenant shall have no obligation to make any Operating Payment, with respect to such Operational Year, except that, neither event described in (a) or (b) of this Section 5.08 shall affect Landlord's right to collect additional sums in respect of any Tax Statement or Operating Statement timely furnished pursuant to the provisions of this Article 5 where the amounts set forth therein later are found to be incorrect. Landlord's and Tenant's liability for the amounts due to the other under this Article 5 shall survive the expiration of the term of this lease.

         5.09 Notwithstanding any language to the contrary contained herein, Tenant shall not be obligated to make any payment to Landlord pursuant to Subsection 5.07 (h) hereof accruing prior to April 30, 2001.

                                    ARTICLE 6

                                Security Deposit

         6.01 Subject to the provisions of Section 6.02, Tenant shall have deposited with Landlord, on or before the date hereof the sum of $9,250,000.00, by Letter of Credit (as hereinafter defined) as security for the faithful performance, observance and compliance with all of the terms, covenants and conditions of this lease on Tenant's part to perform, observe or comply with. Tenant agrees that, in the event that Tenant defaults under any of the terms, covenants or conditions in this lease on Tenant's part to observe, perform or comply with (including, without limitation, the payment of any installment of fixed rent or any amount of additional rent), which default continues after any notice required under this lease and the expiration of any applicable cure period, Landlord may use, apply, or retain the whole or any part of the security so deposited or may notify the Issuing Bank (as such term is defined in Section
6.03 hereof) and thereupon receive all of the monies represented by the said Letter of Credit and use, apply, or retain the whole or any part of such proceeds, or both, as the case may be, to the extent required for the payment of any fixed rent, additional rent, or any other sums as to which Tenant is in default, or for any sum that Landlord may expend or may be required to expend by reason of any such default (including any damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord). In the event that Landlord applies or retains any portion or all of such Letter of Credit, the amount not so used, applied or retained shall continue to be treated as Tenant's security deposit, and Tenant shall restore the amount so applied or retained within five (5) days after Landlord's demand therefor, so that, at all times, the amount deposited shall be $9,250,000.00. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, that portion, if any, of the Letter of Credit not used, applied or retained shall be returned to Tenant no later than ten (10) days after the Expiration Date (or such earlier date upon which the term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this lease or pursuant to law) and after delivery of possession of the entire Demised Premises to Landlord, in accordance with, and subject to, the applicable provisions of this lease.

         6.02 To the extent that the security deposited under this Article is a cash security deposit, Landlord agrees to deposit same into a separate interest bearing account segregated from Landlord's funds, in a commercial bank which is a member of the New York Clearing House Association located in the City of New York selected, from time to time, by Landlord in its sole discretion. Landlord agrees, further to hold said security in such an account for the entire term of this lease, subject, however, to the terms of
Section 6.01 above with respect to the use, application or retention of such security. The interest earned on such security shall, provided Tenant is not then in default under this lease, and to the extent that same shall not be used, applied or retained pursuant to the terms of Section 6.01 above, be paid to Tenant upon the request of Tenant, but not more than once during any calendar year of the term of this lease. Unless and until such interest shall be paid to Tenant as herein provided, the same shall be held as a part of the security deposited by Tenant, subject to, and in accordance with, the terms of Section
6.01 above. Landlord shall not be required to credit any security with the interest for any period during which Landlord does not receive interest thereon.

         6.03 (a) The Letter of Credit (the "Letter of Credit") to be delivered as security under this Article shall be a clean, irrevocable and unconditional letter of credit issued by and drawn upon a commercial bank (hereinafter referred to as the "Issuing Bank") with offices for banking purposes in the City of New York having a net worth of not less than Five Hundred Million Dollars ($500,000,000.00), which Letter of Credit shall have a term of not less than one year, be in the form annexed hereto as Exhibit F or in such other form and content as is reasonably satisfactory to Landlord, be for the account of Landlord and be in the amount of $9,250,000.00. The Letter of Credit shall provide that:

                  (i) The Issuing Bank shall pay to Landlord an amount up to the face amount of the Letter of Credit upon presentation of: (a) the Letter of Credit and a sight draft in the amount to be drawn and (b) a written statement certifying that the Landlord, by the terms of this lease, is entitled to draw on said Letter of Credit;

                  (ii) The Letter of Credit shall be deemed to be automatically renewed, without amendment, for consecutive periods of one year each during the term of this lease, unless the Issuing Bank sends written notice (hereinafter called the "Non-Renewal Notice") to Landlord by certified or registered mail, return receipt requested, not less than thirty (30) days next preceding the then expiration date of the Letter of Credit, that it elects not to have such Letter of Credit renewed; and

                  (iii) The Letter of Credit shall be transferable by the beneficiary thereof, without charge to the beneficiary, and that any failure to pay the transfer charges shall not affect the beneficiary's ability to transfer the Letter of Credit; the Letter of Credit may be transferred as aforesaid from time to time, by the then beneficiary under the Letter of Credit; to effectuate a transfer under the Letter of Credit, the beneficiary must notify the Issuing Bank in writing signed by an authorized signatory of beneficiary, of the name and address of the transferee and of the effective date of the transfer; and upon the Issuing Bank's receipt of such writing, the Issuing Bank will issue an amendment to the Letter of Credit that changes the name and address of the beneficiary hereof and shall deliver the original of such amendment to the new beneficiary/transferee and a copy thereof to the prior beneficiary/transferor.

              (b) In the event that the Issuing Bank sends a Non-Renewal Notice. Tenant shall have twenty (20) days to provide Landlord with a substitute Letter of Credit which meets the requirements of this Section 6.03. In the event that Tenant fails within said twenty (20) day period to provide Landlord with a substitute Letter of Credit, Landlord, subject only to the requirements of
(a)(i) of this Section, shall have the right, exercisable by a sight draft only presented to the Issuing Bank and without any notice to Tenant, to receive the moneys represented by the Letter of Credit, which moneys shall be held by Landlord as a cash deposit pursuant to the terms of this Article pending the replacement of such Letter of Credit or Tenant's default hereunder.

         6.04 In the event of a sale or transfer of the land or the Building, or the then Landlord's interest in the Land or the Building, or a leasing by the then Landlord of the Land or the Building or of Landlord's interest therein, Landlord shall have the right, at no cost or expense to Landlord, to transfer or assign such cash security or Letter of Credit, or both, as the case may be, to the vendee, transferee or lessee, and Landlord shall notify Tenant, by certified mail, return receipt requested, of such sale, transfer or lease, together with the name and address of such vendee, transferee or lessee, and Landlord shall thereupon be released by Tenant from all liability for the return of such cash security or Letter of Credit provided that (a) Tenant is given written notice of such sale; (b) the vendee or lessee, as the case may be, shall, by written agreement, assume all of Landlord's duties and obligations under this Lease with respect to such security and a copy of such assumption agreement shall be delivered to Tenant promptly after the effective date of such sale; and (c) in the event that Landlord transfers such security, Tenant shall be given notice of the name, address and bank account number where such security is deposited. In such event, and subject to the satisfaction of the foregoing requirements, Tenant agrees to look solely to the new landlord for the return of said cash security or Letter of Credit. In the event that Landlord fails to transfer the cash security or Letter of Credit to a vendee or lessee, Landlord shall return the cash security or Letter of Credit, as the case may be, to Tenant no later than the first business day following the effective date of such sale. It is agreed that the provisions hereof shall apply to every transfer or assignment made of said cash security or Letter of Credit to a new Landlord. In connection with the foregoing, Tenant, at no cost to Tenant, shall reasonably cooperate with Landlord and such vendee, transferee or lessee in connection with the transfer or assignment of such security or Letter of Credit, including, without limitation, executing and delivering, within five (5) days after demand therefor, any and all instruments, certificates, agreements or other documents that Landlord, such vendee, transferee or lessee, the bank with which such security is deposited or the Issuing Bank may reasonably require.

         6.05 Tenant covenants that it will not assign or encumber, or attempt to assign or encumber, such cash security or Letter of Credit, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.

         6.06 In the event that at any time during the term of this lease, the Issuing Bank files for protection under any chapter of the United States Bankruptcy Code or the bankruptcy code of the state or county of its formation or is seized by the appropriate regulatory authorities of the State of New York, the United States or the state or nation of its formation and as a result thereof is incapable of or unable to, or prohibited from honoring the then existing Letter of Credit (hereinafter referred to as the "Existing L/C") then, upon the happening of the foregoing, Landlord may send written notice to Tenant (hereinafter referred to as the "Replacement Notice") requiring Tenant within thirty (30) days to replace the Existing L/C with a new letter of credit (hereinafter referred to as the "Replacement L/C") from an Issuing Bank meeting the qualifications described in Section 6.03. Upon receipt of a Replacement L/C meeting the qualifications of Section 6.03, Landlord shall forthwith return the Existing L/C to Tenant. In the event that a Replacement L/C meeting the qualifications of Section 6.03 is not received by Landlord within the time specified, the Existing L/C may be presented for payment by Landlord and the proceeds thereof shall be held by Landlord in accordance with Sections 6.01 and
6.02 subject, however, to Tenant's right, at any time thereafter prior to a Tenant's default hereunder, to replace such cash security with a new letter of credit meeting the qualifications of Section 6.03. Tenant shall have the right from time to time and at any time to substitute the Existing L/C with a Letter of Credit meeting the qualifications of Section 6.03.

         6.07 If during the five (5) year period commencing on the Rent Commencement Date, (a) this lease remains in full force and effect, and (b) Tenant has not been in default under this Lease after notice and the applicable cure period more than twice in any calendar year during such five (5) year period, then Tenant may, at any time thereafter, request Landlord to reduce the amount of the security deposit being held by Landlord under this Article to $8,250,000.00, in which event, provided that at the time of such request this lease is in full force and effect and the conditions in clause (b) above has been satisfied, and the amount of security then being held by Landlord under this Article is at least $8,250,000.00, Landlord shall either return to Tenant from the security deposit being held by Landlord under this Article the difference between the amount of the security deposit being so held by Landlord and $8,250,000.00, or, if such security is in the form of a Letter of Credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the Letter of Credit which reduces the amount thereof to $8,250,000.00 but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments required by the Issuing Bank to effectuate such reduction.

         6.08 If during the six (6) year period commencing on the Rent Commencement Date, (a) this lease remains in full force and effect, and (b) Tenant has not been in default under this Lease after notice and the applicable cure period more than twice in any calendar year during such six (6) year period, then Tenant may, at any time thereafter, request Landlord to reduce further the amount of the security deposit being held by Landlord under this Article to $7,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), in which event, provided that at the time of such request this lease is in full force and effect and the conditions in clause (b) above has been satisfied, and the amount of security then being held by Landlord under this
Article is at least $7,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof). Landlord shall either return to Tenant from the security deposit being held by Landlord under this Article the difference between the amount of the security deposit being so held by Landlord and $7,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), or, if such security is in the form of a Letter of Credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the Letter of Credit which reduces the amount thereof to $7,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof) but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments required by the Issuing Bank to effectuate such reduction.

         6.09 If during the seven (7) year period commencing on the Rent Commencement Date, (a) this lease remains in full force and effect, and (b) Tenant has not been in default under this Lease after notice and the applicable cure period more than twice in any calendar year during such seven (7) year period, then Tenant may, at any time thereafter, request Landlord to reduce further the amount of the security deposit being held by Landlord under this Article to $6,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), in which event, provided that at the time of such request this lease is in full force and effect and the conditions in clause (b) above has been satisfied, and the amount of security then being held by Landlord under this Article is at least $6,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), Landlord shall either return to Tenant from the security deposit being held by Landlord under this Article the difference between the amount of the security deposit being so held by Landlord and $6,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), or, if such security is in the form of a Letter of Credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the Letter of Credit which reduces the amount thereof to $6,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof) but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments required by the Issuing Bank to effectuate such reduction.

         6.10 If during the eight (8) year period commencing on the Rent Commencement Date, (a) this lease remains in full force and effect, and (b) Tenant has not been in default under this Lease after notice and the applicable cure period more than twice in any calendar year during such eight (8) year period, then Tenant may, at any time thereafter, request Landlord to reduce further the amount of the security deposit being held by Landlord under this Article to $5,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), in which event, provided that at the time of such request this lease is in full force and effect and the conditions in clause (b) above has been satisfied, and the amount of security then being held by Landlord under this Article is at least $5,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), Landlord shall either return to Tenant from the security deposit being held by Landlord under this Article the difference between the amount of the security deposit being so held by Landlord and $5,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), or, if such security is in the form of a Letter of Credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the Letter of Credit which reduces the amount thereof to $5,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof) but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments required by the Issuing Bank to effectuate such reduction.

         6.11 If during the nine (9) year period commencing on the Rent Commencement Date, (a) this lease remains in full force and effect, and (b) Tenant has not been in default under this Lease after notice and the applicable cure period more than twice in any calendar year during such nine (9) year period, then Tenant may, at any time thereafter, request Landlord to reduce further the amount of the security deposit being held by Landlord under this Article to $4,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), in which event, provided that at the time of such request this lease is in full force and effect and the conditions in clause (b) above has been satisfied, and the amount of security then being held by Landlord under this Article is at least $4,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), Landlord shall either return to Tenant from the security deposit being held by Landlord under this Article the difference between the amount of the security deposit being so held by Landlord and $4,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), or, if such security is in the form of a Letter of Credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the Letter of Credit which reduces the amount thereof to $4,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof) but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments required by the Issuing Bank to effectuate such reduction.

         6.12 If during the ten (10) year period commencing on the Rent Commencement Date, (a) this lease remains in full force and effect and (b) Tenant has not been in default under this Lease after notice and the applicable cure period more than twice in any calendar year during such ten (10) year period, then Tenant may, at any time thereafter, request Landlord to reduce further the amount of the security deposit being held by Landlord under this Article to $3,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), in which event, provided that at the time of such request this lease is in full force and effect and the conditions in clause (b) above has been satisfied, and the amount of security then being held by Landlord under this Article is at least $3,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), Landlord shall either return to Tenant from the security deposit being held by Landlord under this Article the difference between the amount of the security deposit being so held by Landlord and $3,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), or, if such security is in the form of a Letter of Credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the Letter of Credit which reduces the amount thereof to $3,250,000 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof) but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments required by the Issuing Bank to effectuate such reduction.

         6.13 If during the eleven (11) year period commencing on the Rent Commencement Date, (a) this lease remains in full force and effect, and (b) Tenant has not been in default under this Lease after notice and the applicable cure period more than twice in any calendar year during such eleven (11) year period, then Tenant may, at any time thereafter, request Landlord to reduce further the amount of the security deposit being held by Landlord under this Article to $2.328.766 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), in which event, provided that at the time of such request this lease is in full force and effect and the conditions in clause (b) above has been satisfied, and the amount of security then being held by Landlord under this Article is at least $2,328,766 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), Landlord shall either return to Tenant from the security deposit being held by Landlord under this Article the difference between the amount of the security deposit being so held by Landlord and $2,328,766 (or such lesser amount as provided in Section 4.03(e) or 6.15 hereof), or, if such security is in the form of a Letter of Credit, Landlord shall consent in writing to, and, at no cost to Landlord, (A) accept from the Issuing Bank, an amendment to the Letter of Credit which reduces the amount thereof to $2,328,766 (or such lesser amount as provided in Section 4.03 (e) or 6.15 hereof) but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments required by the Issuing Bank to effectuate such reduction.

         6.14 Notwithstanding the foregoing, if at the time Landlord would otherwise be obligated to reduce the amount of the security deposited under this Article pursuant to Sections 6.07, through 6.13 above Tenant is in default in its obligation to pay any fixed rent or additional rent or to observe, perform or comply with any other term, covenant or condition in this lease on Tenant's part to observe, perform or comply with (regardless of whether Landlord has given Tenant notice of such default), Landlord shall not be obligated to so reduce the amount of such security deposit unless and until (a) Tenant is no longer in default in its obligation to pay any fixed rent or additional rent or to observe, perform or comply with any other term, covenant or condition in this lease on Tenant's part to observe, perform or comply with, and (b) the other conditions to Landlord's obligation to so reduce the amount of such security deposit remain satisfied.

         6.15 In the event Tenant's average earnings before interest, taxes, depreciation and amortization ("EBITDA") during the 24 month period preceding a date (hereinafter called a "Reduction Date") on which the security may be reduced pursuant to this Article 6, are equal to or greater than fifty (50%) percent of the sum of the annual fixed rent and additional rent for the 12 month period preceding such Reduction Date (the "Threshold") based upon audited financial statements of Tenant prepared by an independent CPA which is a member of the so-called "Big Six Accounting Firms" (the "Financial Statements"), the amount by which the security deposit will be reduced under this Article pursuant to Sections 6.07 through 6.13 as applicable, from and after the date that the Threshold has been met, shall be in increments of $2,000,000 instead of the increments of $1,000,000 specified therein.

         6.16 In the event the increments of reduction of the security deposit are increased pursuant to the provisions of Section 6.15 hereof, Tenant shall submit Financial Statements for each year of the term of this lease after the Threshold is reached. If the EBITDA of Tenant ever falls below the Threshold, the increments of reduction of the security deposit thereafter applicable shall be decreased to a $1,000,000 reduction as initially provided in Sections 6.07 through 6.13 hereof, subject to Section 6.15 again becoming applicable.

         6.17 Notwithstanding any provision of this lease to the contrary, the security deposit shall never be less than an amount equal to fifty (50%) percent annual fixed rent and additional rent for the twelve (12) month period preceding the Reduction Date on which the security deposit is reduced.

         6.18 If an additional security deposit is required pursuant to subsection 9.11(a)(D) hereof, then the provisions of Sections 6.07 through 6.17 hereof shall be null and void and the security deposit shall not be reduced during the term of this lease.

         6.19 Notwithstanding the foregoing, Tenant has delivered in escrow to Arent Fox Kintner Plotkin & Kahn, PLLC (the "Escrow Agent") the sum of Nine Million Two Hundred Fifty Thousand Dollars ($9,250,000.00) (the "Cash Security Deposit") as the security deposit under this lease. Tenant hereby irrevocably directs Escrow Agent to wire transfer the Cash Security Deposit to Landlord if the Letter of Credit has not been received by Escrow Agent by 2:00 P.M. on March 14, 2000. In the event the Letter of Credit has been so received, Escrow Agent shall wire transfer the Security Deposit to Tenant in accordance with Tenant's written instructions.

                                    ARTICLE 7

                 Subordination, Notice to Lessors and Mortgagees

         7.01 Subject to the provisions of Section 7.05 hereof, this lease, and all rights of Tenant hereunder, are and shall be subject and subordinate in all respects to all ground leases, overriding leases and underlying leases of the Land and/or the Building now or hereafter existing and to all mortgages which may now or hereafter affect the Land and/or the Building and/or any of such leases, whether or not such mortgages shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such mortgages, and to all renewals, modifications, replacements and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages. The leases to which this lease is, at the time referred to, subject and subordinate pursuant to this Article are hereinafter sometimes referred to as "superior leases" and the mortgages to which this lease is, at the time referred to, subject and subordinate are hereinafter sometimes referred to as "superior mortgages", the lessor of a superior lease or its successor in interest at the time referred to is sometimes hereinafter referred to as a "lessor", and the mortgagee under a superior mortgage or its successor in interest at the time referred to is sometimes hereafter referred to as "mortgagee".

         7.02 The then holders of all superior mortgages and the then lessors under all superior leases are intended to be third-party beneficiaries of this Article, and may enforce the provisions of this Article before or after the foreclosure of the superior mortgage in question and before or after the termination of the superior lease in question, as the case may be. In the event of any act or omission of Landlord that would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this lease, or to claim a partial or total eviction, or entitle Tenant to any abatement or offset against the payment of rent, Tenant shall not exercise such right (i) until it has given written notice of such act or omission or the accrual of such claim or right, to the holder of each superior mortgage and the lessor of each superior lease whose name and address shall previously have been furnished to Tenant in writing, and (ii)(A) if the Landlord's default in question can be cured by the payment of money or is otherwise curable within thirty (30) days, the holders of each superior mortgage and the lessors under each superior lease who shall have become entitled under such superior mortgage(s) and such superior lease(s) to cure such default shall have thirty (30) days after the giving of Tenant's notice to cure same; and (B) if the Landlord's default in question cannot be cured by the payment of money and cannot otherwise reasonably be cured within such thirty (30) days, the holders of each superior mortgage and the lessors under each superior lease who shall have become entitled under such superior mortgage(s) and such superior lease(s) to cure such default shall have such period of time as is necessary to cure the default; provided that, in the case of clause (ii)(B) above, (x) the holder or lessor, as the case may be, notifies Tenant of its intention to cure the default, (y) such holder or lessor, as the case may be, commences action to cure the default within such thirty (30) days, and (z) such holder or lessor, as the case may be, thereafter proceeds diligently at all times to cure the default. Notwithstanding the foregoing, in no event shall any holder of a superior mortgage or lessor under a superior lease have a lesser period of time to cure a default than is granted to Landlord under this lease.

         7.03 If the lessor of a superior lease or the holder of a superior mortgage shall succeed to the rights of Landlord under this lease, whether through possession or foreclosure action or delivery of a new lease or deed, or if a superior lease shall terminate or be terminated for any reason, then, the party so succeeding to Landlord's rights, as the successor owner of the property of which the Demised Premises is a part, or as the mortgagee in possession thereof, or otherwise (such party, owner or mortgagee being herein sometimes called the "successor landlord"), shall not disturb Tenant's rights under this lease, and Tenant shall attorn to and recognize such successor landlord as Tenant's landlord under this lease (the successor landlord shall be subject to the non-disturbance agreement between Tenant and such successor landlord or its predecessor-in-interest), and Tenant shall promptly execute and deliver any instrument that such successor landlord may reasonably request to evidence such attornment. This lease shall continue in full force and effect as, or as if it were, a direct lease between the successor landlord and Tenant, upon all of the executory terms, conditions and covenants as are set forth in this lease and shall be applicable after such attornment, except that the successor landlord shall not be

              (a) liable for any act or omission of any prior landlord (including, without limitation, the then defaulting Landlord), but successor landlord will be obligated to cure any continuing defaults, or

              (b) subject to any defense or offsets which Tenant may have against any prior landlord (including, without limitation, the then defaulting Landlord), other than any offsets and defenses expressly set forth in this lease, or

              (c) bound by any payment of rent or additional rent which Tenant might have paid for more than one (1) month in advance of the due date under this lease to any prior landlord (including, without limitation, the then defaulting Landlord), or

              (d) bound by any obligation to make any payment to Tenant which was required to be made prior to the time successor landlord succeeded to any prior landlord's interest (it being agreed that the foregoing shall not limit any offsets or defenses expressly set forth in this lease), or

              (e) accountable for any monies deposited with any prior landlord (including security deposits), except to the extent such monies are actually received by successor landlord, or

              (f) bound by any material amendment or modification of this lease made without the consent of successor landlord, which consent successor landlord agrees not to unreasonably withhold, delay or condition.

         7.04 If, in connection with obtaining financing or refinancing for the Building, or Landlord's estate and interest therein, a lender shall request reasonable modifications to this lease as a condition to such financing or refinancing, Tenant will not withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations or decrease the rights of Tenant hereunder (except, perhaps, to the extent that Tenant may be required to give notices of any defaults by Landlord to such lender and/or permit the curing of such defaults by such lender together with the granting of such additional time for the curing of said defaults as may be required for such lender to get possession of the Building, provided that such default is non-monetary and cannot be cured without obtaining such possession and lender is diligently prosecuting its remedies to so obtain possession of the Building). In no event shall a requirement that the consent of any such lender be given for any modification of this lease or, only in the case where Landlord's consent is required pursuant to the provisions of this lease for any assignment or sublease, to any assignment or sublease, be deemed to materially adversely affect the leasehold interest hereby created; provided, however, that the standard for the granting or denial of such consent by the lender shall be the same as the standard for the granting or denial of such consent applicable to Landlord pursuant to the terms of this lease. Tenant shall execute and deliver to Landlord a duly executed modification or amendment of this lease incorporating such modification within thirty (30) days of request therefor.

         7.05 Notwithstanding anything to the contrary set forth in Section 7.01 hereof, this lease shall be subject and subordinate to (i) any mortgages now existing or made by Landlord subsequent to the date hereof and (ii) any leases now existing or entered into by Landlord subsequent to the date hereof provided that with respect to future leases and mortgages Landlord shall obtain a Subordination, Non-Disturbance and Attornment Agreement (hereinafter referred to as an "SNDA") for the benefit of Tenant from the holder of such superior mortgage or from the lessor under such a superior lease which SNDA shall be in form and content reasonably satisfactory to Tenant and such holder or lessor and which shall contain, in substance, the provisions set forth in the subsections
(a) and (b) below:

              (a) From the lessor under any future superior lease: An agreement, for the benefit of Tenant, to the effect, inter alia, that as long as Tenant is not in default in the payment of fixed rent or additional rent or any other term, covenant or condition of this lease beyond the expiration of any applicable notice and cure period and provided Tenant attorns to such lessor under the terms and provisions of this lease, (i) its rights as Tenant hereunder shall not be affected or terminated, (ii) its possession of the Demised Premises shall not be disturbed, (iii) no action or proceeding shall be commenced to remove or evict Tenant, and (iv) this lease shall at all times continue in full force and effect notwithstanding the termination or expiration of the superior lease, prior to the expiration or termination of this lease.

              (b) From the holders of superior mortgages: An agreement, for the benefit of Tenant, to the effect, inter alia, that as long as Tenant is not in default in the payment of fixed rent or additional rent or any other term, covenant or condition of this lease beyond the expiration of any applicable notice and cure period, (i) its rights as Tenant hereunder shall not be terminated and (ii) the possession of Tenant shall not be disturbed by the mortgagee or anyone claiming by, through or under such mortgagee, or by any proceedings on the debt which any such superior mortgage secures or by virtue of a right or power contained in any such superior mortgage or the bond or note secured thereby and (iii) that any sale at foreclosure will be subject to this lease.

         7.06. Landlord represents that as of the date of execution hereof, (i) there are no existing superior mortgages affecting Landlord's interests under the Superior Documents (as that term is hereinafter defined) (ii) there are no existing superior leases except as set forth in Article 40 hereof. Landlord shall use its best efforts to obtain an SNDA from the holder of the existing superior lease, but Landlord shall have no obligation to pay any money or bring any legal action to obtain same. In the event Landlord is unable to obtain any such SNDA this lease shall be unaffected and Landlord shall have no liability in connection therewith. So long as Landlord shall have used its best efforts as aforesaid.

                                    ARTICLE 8

                                 Quiet Enjoyment

         8.01 So long as this lease is in full force and effect, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises.

                                    ARTICLE 9

                            Assignment And Subletting

         9.01 (a) Subject to the further provisions of this Article 9, Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage, or encumber this lease or any of its rights or estates hereunder, sublet the Demised Premises or any part thereof, or suffer, or permit, the Demised Premises, or any part thereof, to be used or occupied by others, without the prior written consent of Landlord in each instance, except as otherwise provided in this lease. If this lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant, or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, subletting, occupancy, or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, subtenant, or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Landlord's consent to an assignment or subletting shall not, in any wise, be construed to relieve Tenant from obtaining Landlord's express written consent to any further assignment or subletting, to the extent such consent is required pursuant to the terms of this lease. In no event shall any permitted sublessee assign or encumber its sublease, further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space, or any part thereof, to be used or occupied by others, without Landlord's prior written consent in each instance which will be granted or denied on the same basis as a similar request by Tenant, except that Landlord's consent shall not be required with respect to any assignment, sublease or occupancy by others if such consent would not be required for a similar transaction made by Tenant.

              (b) As used in this Article, except in the definition of the term "Related Entity," the word "control," (including the derivations of the word "control," such as "controlling" "controlled by" or "under common control with" or words of like import) shall mean: (i) ownership of more than 50% of the outstanding voting capital stock of a corporation or more than 50% of the beneficial interests of any other entity or (ii) the ability effectively to control or direct the business decisions of such corporation or entity. The term "Related Entity" shall mean an entity which controls, is controlled by or is under common control with Tenant, which for purposes hereof shall mean (x) ownership by Tenant of more than 40% of the outstanding voting capital stock of a corporation or more than 40% of the beneficial interests of any other entity and (y) the ability to effectively control or direct the business decisions of such corporation or entity.

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




         9.02 If Tenant shall, at any time or times during the term of this lease, desire to assign this lease or sublet all or any part of the Demised Premises, other than an assignment or sublease specified in Section 9.11 hereof (a "Non-Recapture Sublease") Tenant shall give notice thereof to Landlord ("Tenant's Notice"), which notice shall be accompanied by: (a) a term sheet containing all material terms and conditions in connection with the proposed assignment or sublease. the effective or commencement date of which shall be not less than thirty (30) nor more than one hundred eighty (180) days after the giving of such notice; (b) a statement setting forth, in reasonable detail, the identity of the proposed assignee or subtenant; and (c) whatever current financial information with respect to the proposed assignee or subtenant, including its most recent financial report is available to Tenant. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or
Landlord's designee) may, at its option, (i) sublease such space (hereinafter referred to as the "Leaseback Space") from Tenant upon the terms and conditions hereinafter set forth (if the proposed transaction is a sublease of all or part of the Demised Premises), (ii) terminate this lease (if the proposed transaction is an assignment or a sublease of all or substantially all of the Demised Premises), or (iii) terminate this lease with respect to the Leaseback Space (if the proposed transaction is a sublease-of space which (x) when aggregated with all of the other Sublease Space exceeds 15,000 rentable square feet or (y) is for all or substantially all of the balance of the term of this lease). Said options may be exercised by Landlord by notice to Tenant at any time within twenty (20) days after such notice has been given by Tenant to Landlord; and during such twenty (20) day period Tenant shall not assign this lease nor sublet such space to any person.

         9.03 (a) If Landlord exercises its option to terminate this lease in the case where Tenant desires either to assign this lease or sublet all or substantially all of the Demised Premises, then, this lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the fixed rent and additional rent shall be paid and apportioned to such date.

              (b) If Landlord exercises its option to terminate this lease in part in any case where Tenant desires to sublet part of the Demised Premises then, (i) this lease shall end and expire with respect to such part of the Demised Premises on the date that the proposed sublease was to commence; (ii) from and after such date the fixed rent and additional rent shall be adjusted, based upon the proportion that the rentable area of the Demised Premises remaining bears to the total rentable area of the Demised Premises; and (iii) Landlord, at its sole cost and expense, shall physically separate such part of the Demised Premises from the balance of the Demised Premises and shall comply with any laws and requirements of any public authorities relating to such separation.

         9.04 (a) If Landlord exercises its option to sublet the Leaseback Space, such sublease to Landlord or its designee (as subtenant) shall be at the lower of (i) the rental rate per rentable square foot of fixed rent and additional rent then payable pursuant to this lease and (ii) the rentals set forth in the proposed sublease, and shall be for the same term as that of the proposed subletting, and such sublease:

                      (v) shall be expressly subject to all of the covenants, agreements, terms, provisions and conditions of this lease except such as are irrelevant or inapplicable, and except as otherwise expressly set forth to the contrary in this Section;

                      (w) shall be upon the same terms and conditions as those contained in the proposed sublease, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this Section;

                      (x) shall give the sublessee the unqualified and unrestricted right, without Tenant's permission, to assign such sublease or any interest therein and/or to sublet the Leaseback Space or any part or parts of the Leaseback Space and to make any and all changes, alterations, and improvements in the space covered by such sublease provided such changes, alterations and improvements are of an "office-type" nature. Notwithstanding the foregoing, Landlord agrees not to sublet the Leaseback Space (only to the extent the Leaseback Space is a partial floor or partial floors of the Demised Premises on which Tenant named herein is occupying space) to any of the following during the term of this lease: Martha Stewart, Omni Media, Inc., CondeNet, Inc., Snowball.com, Inc., ChickClick.com, Lifetime, Inc., Women.com, WorkingWomenNetwork, Inc. and Oxygen Media, Inc. (hereinafter referred to as a "Competitor");

                      (y) shall provide that any assignee or further subtenant, of Landlord or its designee, may, at the election of Landlord, be permitted to make alterations, decorations and installations in the Leaseback Space or any part thereof of an "office-type" nature and shall also provide in substance that any such alterations, decorations and installations in the Leaseback Space therein made by any assignee or subtenant of Landlord or its designee may be removed, in whole or in part, by such assignee or subtenant, at its option, prior to or upon the expiration or other termination of such sublease provided that such assignee or subtenant, at its expense, shall repair any damage and injury to that portion of the Leaseback Space so sublet caused by such removal and further provided that Tenant shall have no obligation to remove such alterations, decorations and installations or otherwise restore the Leaseback Space at the expiration or sooner termination of this lease; and

                      (z) shall also provide that (A) the parties to such sublease expressly negate any intention that any estate created under such sublease be merged with any other estate held by either of said parties, (B) any assignment or subletting by Landlord or its designee (as the subtenant) may be for the purpose or purposes that are permitted of Tenant pursuant to the terms of this lease, (C) Tenant, at Tenant's expense, shall and will at all times provide and permit reasonably appropriate means of ingress to and egress from the Leaseback

Space so sublet by Tenant to Landlord or its designee, as long as such means of ingress to and egress from the Leaseback Space is initially proposed by the Tenant, (D) Landlord, at it's sole cost and expense, shall make such alterations as may be required or deemed necessary by Landlord to physically separate the Leaseback Space from the balance of the Demised Premises and shall comply with any laws and requirements of public authorities relating to such separation, and
(E) that at the expiration of the term of such sublease, Tenant will accept the space covered by such sublease in its then existing condition, subject to the obligations of the sublessee to make such repairs thereto as may be necessary to preserve the premises demised by such sublease in good order and condition.

              (b) If Landlord exercises its option to sublet the Leaseback Space, then:

                  (i) Landlord shall indemnify and save Tenant harmless from all obligations under this lease as to the Leaseback Space during the period of time it is so sublet to Landlord;

                  (ii) Performance by Landlord, or its designee, under a sublease of the Leaseback Space shall be deemed performance by Tenant of any similar obligation under this lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease; and

                  (iii) Tenant shall have no obligation, at the expiration or earlier termination of the term of this lease, to remove any alteration, installation or improvement made in the Leaseback Space by Landlord, its sublessees or assigns.

         9.05 In the event that Tenant complies with the provisions of Section
9.02 of this Article and Landlord does not exercise an option provided to it thereunder within the time provided therefor, and provided that Tenant is not in default of any of Tenant's obligations under this lease after notice and the expiration of any applicable grace period, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided that Tenant has complied with the following conditions:

              (a) in Landlord's reasonable judgment, the Demised Premises, or the relevant part thereof, will be used in such a manner that is limited to the uses permitted hereunder;

              (b) the proposed assignee or subtenant is a reputable person with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

              (c) neither (i) the proposed assignee or sublessee nor (ii) any person that directly or indirectly, controls, is controlled by, or is under common control with, the proposed assignee or, sublessee or any person who controls the proposed assignee or sublessee, is then an occupant or tenant of any part of the Building;

              (d) the proposed assignee or sublessee is not a person with whom Landlord is then actively negotiating to lease space in the Building or with whom Landlord has actively negotiated to lease space in the Building during the six (6) months prior to Tenant's request for consent thereto;

              (e) the proposed assignment agreement or sublease agreement, as the case may be, shall comply with the applicable provisions of this Article;

              (f) there shall not be more than four (4) separate entities or persons not affiliated with Tenant on any full floor comprising a portion in the Demised Premises and not more than two (2) entities or persons not affiliated with Tenant on any partial floor comprising a portion of the Demised Premises;

              (g) the rental and other terms and conditions of the executed assignment or sublease are not substantially more favorable to the proposed assignee or subtenant than those contained in the Tenant's Notice applicable thereto. If (x) the rent payable by such assignee or subtenant is ten (10%) percent or less than the proposed rent rate in the applicable Tenant's Notice;
(y) the space being offered varies from the space set forth in Tenant's Notice therefor by ten (10%) percent or more; or (z) the term of the proposed subletting varies from the term set forth in Tenant's Notice therefor by six (6) months or more, such assignment or sublease shall be deemed to be on terms and conditions substantially more favorable to the proposed assignee or subtenant than the terms specified in the Tenant's Notice relating thereto;

              (h) Tenant shall not have: (i) advertised (but it may list, upon notice to Landlord) the availability of the Demised Premises without prior notice to Landlord, nor shall any advertisement or listing state the proposed rental; and

              (i) the sublease shall not allow the use of the Demised Premises or any part thereof: (i) as a restaurant or luncheonette for the preparation and/or sale of food for on or off premises consumption; except to the extent permitted pursuant to the terms of Section 2.01 hereof; (ii) as a discount store; (iii) as a multiple tenancy store; (iv) by a foreign or domestic governmental agency; (v) as a betting parlor or gambling casino; or (vi) by a utility company;

              (j) the proposed assignee or sublessee is not a person entitled, directly or indirectly, to diplomatic or sovereign immunity or is not subject to service of process in New York State or to the jurisdiction of the State and Federal Courts located in New York State;

              (k) the sublease shall not provide for an option on behalf of the subtenant thereunder to extend or renew the term of such sublease beyond the Expiration Date unless Tenant has extended the term of this lease in accordance with Article 40 hereof; and

              (1) to the extent any SNDA with any superior mortgage or any superior lease provides that the proposed assignment or subletting is subject to the approval or consent of the holder thereof or lessor thereunder, such approval or consent has been given.

Notwithstanding any provision hereof to the contrary, Landlord's consent to any proposed assignment or sublease shall be given or denied within the twenty
(20) day period set forth in Section 9.02 (it being agreed that in the event that Landlord fails to respond to Tenant within such twenty (20) day period, Tenant shall send to Landlord a notice (hereinafter referred to as the "Second Notice") which shall state that unless Landlord either grants or denies its consent to the proposed assignment or subletting within five (5) days after receipt of the Second Notice, Landlord's consent to such assignment or subletting shall be deemed granted, and, in the event Landlord fails to respond to such Second Notice within five (5) days of receipt thereof, Landlord will be deemed to have consented to such assignment or subletting).

         9.06 (a) Tenant shall reimburse Landlord on demand and as additional rent, for all reasonable out-of-pocket costs and expenses that may be incurred or paid by Landlord in connection with all proposed assignments and sublettings, including, without limitation, the reasonable out-of-pocket costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred in connection with the reviewing of the proposed assignment or subletting and all of the documents and other information related thereto (which costs and expenses Tenant covenants and agrees to reimburse to Landlord regardless of whether Landlord consents to the proposed assignment or sublease, and which costs and expenses shall in no event exceed Two Thousand Five Hundred ($2,500.00) Dollars with respect to any sublease or assignment).

              (b) In the event that (i) Landlord fails to exercise any of its options and consents to a proposed assignment or sublease and (ii) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within one hundred eighty (180) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of Section 9.02, before assigning this lease or subletting all or part of the Demised Premises.

              (c) In the event that in connection with Tenant's request for Landlord's consent pursuant to section 9.05 hereof, Tenant submits to Landlord an assignment or sublease containing terms and conditions substantially more favorable to the proposed assignee or subtenant than set forth in Tenant's Notice therefor (as defined in 9.05 (g) hereof) then in such event, Tenant's request for consent pursuant to Section 9.05 hereof shall be deemed to be an offer from Tenant to Landlord as to which Landlord shall have all of the options set forth in Section 9.02 hereof.

         9.07 Each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting and/or acceptance of rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the fixed rent and additional rent due, and to become due, hereunder, for the performance of all of the covenants, agreements. terms, provisions and conditions contained in this lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that, notwithstanding any such subletting, no other and further subletting of the Demised Premises by Tenant, or any person claiming through or under Tenant (except as provided in Section 9.11 of this Article), shall, or will be, made, except upon compliance with, and subject to, the provisions of this Article. If Landlord shall decline to give its consent to any proposed assignment or sublease in accordance with the provisions of this lease, or if Landlord shall exercise any of its options under Section 9.02, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

         9.08 With respect to each and every sublease or subletting, whether or not Landlord's consent is required under this Article, it is further agreed that:

              (a) no subletting shall be for a term ending later than one day prior to the expiration date of this lease;

              (b) no sublease shall be valid, and no subtenant shall take possession of the Demised Premises or any part thereof, until a true, complete, fully-executed counterpart of such sublease has been delivered to Landlord; and

              (c) each sublease shall provide that it is subject and subordinate to this lease and to the matters to which this lease is or shall be subordinate, and that, in the event of termination, re-entry, or dispossess by Landlord under this lease, subject to the provisions of Section 9.14 below, Landlord may, at its option, take over all of the right, title and interest of Tenant as sublandlord under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (i) be liable for any previous act or omission of Tenant under such sublease, (ii) be subject to any offset, not expressly provided in such sublease, that theretofore accrued to such subtenant against Tenant or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's fixed rent or any additional rent then due.

         9.09 Any assignment or transfer, whether made with Landlord's consent pursuant to Section 9.01 or without Landlord's consent pursuant to Section 9.11, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this lease on the part of Tenant to be performed or observed from and after the date of said assignment or transfer and whereby the assignee shall agree that the provisions contained in Section 9.01 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The originally named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this lease, and notwithstanding the acceptance of fixed rent and/or additional rent by Landlord from an assignee, transferee, or any other party, the originally named Tenant shall remain fully liable for the payment of the fixed rent and additional rent and for the other obligations of this lease on the part of Tenant to be performed or observed; if this lease shall be modified after any such assignment so as to increase Tenant's obligations, then the originally named Tenant, unless it consented to such modification in writing, shall be liable only for the obligations under this lease as same existed prior to such modification.

         9.10 (a) If Landlord shall give its consent to any assignment of this lease, Tenant shall, in consideration therefor, pay to Landlord, as additional rent, an amount equal to 50% of the amount by which (A) all sums and other consideration (collectively, the "Assignment Consideration") paid to Tenant by the assignee for or by reason of such assignment, (including, but not limited to, (x) sums payable for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less (y) in the case of a sale thereof, the then fair market value thereof) exceeds (B) the Assignment Expenses (as hereinafter defined) (such excess is called the "Assignment Profits"). As used herein, the term "Assignment Expenses" means the sum of (1) all amounts paid or payable by Tenant in connection with such assignment (aa) in making Changes at Tenant's expense to (or other changes in the layout and finish of) the Demised Premises and/or (bb) in providing a fund to the assignee for such purpose (by way of work allowance or the like), plus
(2) the amount of (xx) any out-of-pocket brokerage commission(s) paid or payable in connection with such assignment and (yy) any out-of-pocket legal fees paid or payable by Tenant in connection with such assignment, plus (3) the amount of all other concessions paid or payable by Tenant in connection with such assignment (e.g., takeover expenses and/or payment of moving expenses), plus (4) the Fixed Rent, Tax Payments and porter's wage payments during the period after the vacating thereof by Tenant (or any subtenant) (computed separately with respect to portions of the Demised Premises vacated on different dates) and prior to the effective date of such assignment, plus (5) the amount of any out-of-pocket advertising and marketing costs incurred with respect to the Demised Premises, plus (6) Tenant's Improvement Cost amortized over a fifteen (15) year term, to the extent such amortization is allocable to the period after the effective date of such assignment, plus (7) all sales and/or transfer taxes paid or payable by Tenant in connection with such assignment, plus (8) any amounts payable to Landlord pursuant to Section 9.06(a) above in connection with such assignment. "Tenant's Improvement Cost" shall mean an amount equal to the sum of (x) Tenant's actual out-of-pocket costs in performing Tenant's Work and Changes (including "soft costs" and legal fees), minus (y) the Construction Payment (excluding the Base Building portion of the Construction Payment).

              (b) If, with respect to any sublease of all or any part of the Demised Premises (I) the aggregate of (x) the amounts paid in any calendar year as fixed rent and recurring additional rent of the type which is payable pursuant to Article 5 of this lease ("Recurring Additional Rent") by the subtenant under such sublease and (y) the amount of any Other Sublease Consideration paid in such calendar year to Tenant by such subtenant (the amounts described in this clause (I) are collectively called the "Subletting Consideration") shall be in excess of (II) Tenant's Basic Cost (as hereinafter defined) for the space demised by such sublease for such calendar year (after taking into account the provisions of Section 9.10(c) below), then, for each such calendar year, Tenant (at the times and in the manner set forth in Section 9.10(d) below) shall (i) first retain from such excess an amount equal to the Tenant's Associated Cost (as hereinafter defined) for such sublease as of the end of such calendar year and (ii) second, divide the balance of such excess (the balance of such excess is called "Sublease Profits"), if any, in half, and retain one-half for itself and pay the other half to Landlord. "Other Sublease Consideration" means all sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property less, in the case of the sale thereof, the then fair market value thereof. "Tenant's Basic Cost" for any sublet space for any calendar year means the sum of (A) the portion of the fixed rent, the Tax Payment and porter's wage payments which is attributable to such sublet space for such calendar year (or if the pertinent sublease is in effect for only a part of such calendar year, the portion of such calendar year during which such sublease is in effect), plus
(B) the amount payable by Tenant as additional rent on account of electricity in respect of such sublet space for such calendar year (or if the pertinent sublease is in effect for only a part of such calendar year, the portion of such calendar year during which such sublease is in effect). "Tenant's Associated Cost" for any sublease as of the end of any calendar year shall mean the excess of:

                  (X) the sum of (1) all amounts paid by Tenant in or prior to such calendar year, or to be paid by Tenant at any time within the next 12 months following such calendar year (or, if later, prior to or upon occupancy by the subtenant for the conduct of business), either (aa) in making Changes to (or other changes in the layout and finish of) either the sublet space or other areas of the floors) on which the sublet space is located to create or effect a change in common corridors and other circulation areas on such floor(s) and/or (bb) in providing a fund to the subtenant for either such purpose (by way of a work allowance or the like), plus (2) the amount of (xx) any out-of-pocket brokerage commission(s) paid or payable in connection with such sublease and (yy) any out-of-pocket legal fees paid by Tenant in connection with such sublease in or prior to such calendar year, or to be paid by Tenant in connection with such sublease at any time within the next twelve (12) months (or, if later, prior to or upon occupancy by the subtenant for the conduct of business), plus (3) the amount of all other concessions paid by Tenant in connection with such sublease in or prior to such calendar year, or to be paid by Tenant at any time after such calendar year (e.g., takeover expenses and/or payment of moving expenses), plus (4) the Fixed Rent, Tax Payment and porter's wage payments which are attributable to the sublet space during the period after the vacating thereof by Tenant (or the prior subtenant) (computed separately with respect to the portions of the sublet space vacated on different dates) and prior to the commencement of such sublease, plus (5) the amount of any out-of-pocket advertising and marketing costs incurred with respect to the sublet space, plus (6) Tenant's Improvement Cost in respect to the sublet space, amortized over a fifteen
                  (15) year term, to the extent such amortization is allocable to the period during the term of such sublease, plus (7) the aggregate of the deficiencies, if any, for all prior calendar years (from and after the calendar year in which the commencement date of such sublease occurred) between the Subletting Consideration and the Tenant's Basic Cost (a "deficiency", for any calendar year, being the amount by which Tenant's Basic Cost for such calendar year exceeds the Subletting Consideration for such calendar year), plus (8) the aggregate of the scheduled deficiencies, if any, in all future calendar years between the Subletting Consideration and the Tenant's Basic Cost, plus (9) any amounts payable to Landlord pursuant to Section 9.06(a) above in connection with such sublease; over

                  (Y) the amounts theretofore retained by Tenant pursuant to clause (i) of the first sentence of this Section 9.10(b) for such sublease for all prior calendar years.

              (c) Tenant shall deliver to Landlord within sixty (60) days after the end of each calendar year, and within 60 days after the expiration or earlier termination of this lease, a statement specifying each sublease in effect during such calendar year or partial calendar year, the rentable area demised thereby, the term thereof and, with respect to each, a computation in reasonable detail showing the calculation of the Subletting Consideration, Tenant's Basic Costs, Tenant's Associated Costs and the Sublease Profits for such calendar year. Together with such statement, Tenant shall pay to Landlord an amount equal to fifty (50%) percent of any Sublease Profits for such calendar year.

              (d) The Assignment Profits payable under this Section 9.10 shall be paid by Tenant within ten (10) Business Days of the date received by Tenant. Together with Tenant's execution and delivery of such assignment, Tenant shall deliver to Landlord a statement of the Assignment Consideration and the Assignment Expenses, certified as true, complete and correct by an officer or principal of Tenant. In the event of any dispute with respect to the Assignment Consideration, the Assignment Expenses, the Subletting Consideration or the Subletting Expenses, such dispute shall be determined by arbitration in accordance with the provisions of Article 34 hereof.

              (e) The provisions of this Section 9.10 shall not be applicable to a sublease or assignment made pursuant to Section 9.11 below.

         9.11 (a) Notwithstanding the provisions of Section 9.01 hereof to the contrary, without the consent of Landlord, this lease may be assigned to (i) an entity created by merger, reorganization or recapitalization of or with Tenant or (ii) a purchaser of all or substantially all of Tenant's assets; provided, in the case of both clause (i) and clause (ii), that

                  (A) Landlord shall receive a duplicate original of such assignment from Tenant within thirty (30) days after the effective date thereof,

                  (B) the assignee assumes by written instrument all of Tenant's obligations under this lease (but, in the case of clause (i), the same shall only be necessary if Tenant shall not be the surviving entity),

                  (C) if such assignment shall be effective on or after the fifth (5th) anniversary of the Commencement Date, then such assignee on the effective date of such proposed assignment shall have a tangible net worth of at least $250,000,000 and proof thereof, reasonably satisfactory to Landlord, shall have been delivered to Landlord at least ten (10) days prior to the effective date of such assignment; provided that if such assignee has a tangible net worth of less than $250,000,000 on the effective date of such assignment, then, as a condition to such assignment, (1) such assignee shall, on or before the effective date of such assignment, deliver to Landlord as additional security to be held in accordance with Article 6 hereunder, a letter of credit in favor of Landlord, in the form of Exhibit F attached hereto, in an amount equal to the product of (x) $1,000,000 multiplied by (y) a fraction, the numerator of which is the difference between such assignees' then tangible net worth (proof of which reasonably satisfactory to Landlord having been delivered to Landlord at least ten (10) days prior to the effective date of such assignment) and $250,000,000 and the denominator of which is $10,000,000 (but in no event in excess of $25,000,000) and (2) the amount of the security then held by Landlord in accordance with the provisions of Article 6 of this Lease shall be equal to
(i) $7,500,000 if the assignment occurs between the fifth (5th) anniversary of the Commencement Date and the tenth (10th) anniversary of the Commencement Date or (ii) $5,000,000 if the assignment occurs between the tenth (10th) anniversary of the

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




Commencement Date and the fifteenth (15th) anniversary of the Commencement Date; so that if the amount then held by Landlord under Article 6 of this Lease shall have been reduced below the amounts set forth in clauses (i) or (ii), respectively, under this Section 9.11(c)(C), the assignee shall immediately deliver to Landlord, as a condition to such assignment, such additional amounts (by letter of credit) to increase the security then held by Landlord to the amount set forth in said clauses (i) or (ii), as applicable, and the amounts thereafter held by Landlord as security hereunder in accordance with the provisions of Article 6, as increased pursuant to this Section 9.11(a)(C), shall not be reduced below such increased amounts, notwithstanding anything to the contrary contained in Sections 6.07-6.17 above or elsewhere in this Lease, but the additional security required under clause (1) of this Section 9.11(a)(C) may hereinafter be reduced by $1,000,000 or $2,000,000 per annum, as determined pursuant to Section 6.15 above, subject to the provisions of Section 6.17 above, provided (a) this lease remains in full force and effect and (b) Tenant has not been in default under this lease after notice and the expiration of the applicable cure period more than twice in any such calendar year.

                  (D) if such assignment shall be effective prior to the fifth
(5th) anniversary of the Commencement Date, then such assignee on the effective date of such proposed assignment shall have a tangible net worth of at least $150,000,000 and proof thereof, reasonably satisfactory to Landlord shall have been delivered to Landlord at least ten (10) days prior to the effective date of such assignment; provided that if such assignee has a tangible net worth of less than $150,000,00 on the effective date of such assignment, then as a condition to such assignment (1) such assignee shall, on or before the effective date of such assignment, deliver to Landlord as additional security hereunder, a letter of credit in favor of Landlord, in the form of Exhibit F attached hereto, in an amount equal to the product of (x) $1,000,000 multiplied by (y) a fraction of the numerator of which is the difference between such assignees then tangible net worth (proof of which reasonably satisfactory to Landlord having been delivered to Landlord at least ten (10) days prior to the effective date of such assignment) and $150,000,000 and the denominator of which is $10,000,000 (but in no event in excess of $15,000,000) and, (2) the amount of the security then held by Landlord in accordance with the provisions of Section 6.01 below, as increased pursuant to this Section 9.11(a)(D), shall not be reduced below the amount set forth in said Section 6.01 (i.e., $9,250,000.00), notwithstanding anything to the contrary contained in Sections 6.07-6.17 above or elsewhere in this Lease, but the additional security required under clause (1) of this
Section 9.11(a)(D) may hereinafter be reduced by $1,000,000 or $2,000,000 per annum, as determined pursuant to Section 6.15 above, subject to the provisions of Section 6.17 above, provided (a) this lease remains in full force and effect and (b) Tenant has not been in default under this lease after notice and the expiration of the applicable cure period more than twice in any such calendar year.

                  (E) the avoidance of any obligations under this lease is not the primary purpose of such assignment.

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




              For the purposes of this Subsection 9.11 (a) if the assignee does not have the tangible net worth set forth herein for such assignment to occur without the Landlord's consent and the Lease shall be guaranteed (in form reasonably satisfactory to Landlord) by an entity related to such assignee which shall have the required tangible net worth then the assignee shall be deemed to have met the net worth requirements for an assignment to occur without Landlord's consent as set forth in this Subsection 9.11 (a).

              (b) Notwithstanding Section 9.01, without the consent of Landlord, Tenant may assign this lease or sublet all or any part of the Demised Premises to an Affiliate of Tenant; provided, that (i) Landlord shall receive a duplicate original of such assignment or sublease from Tenant within 30 days after the effective date thereof; and (ii) in the case of any such assignment, (A) the avoidance of any obligations under this lease is not the primary purpose of such assignment, and (B) the assignee assumes by written instrument all of Tenant's obligations under this lease.

              (c) Notwithstanding Section 9.01, transfer of a controlling interest in the stock, membership interests, partnership interests or any other beneficial ownership interest of Tenant shall not be deemed an assignment or transfer of this lease.

              (d) Notwithstanding Section 9.01, the transfer of stock, membership interests, partnership interests or other beneficial ownership interests in Tenant shall not constitute a transfer of this lease if such stock, partnership or other interests are listed on a national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) or is traded in the "over the counter" market with quotations reported by the National Association of Securities Dealers.

              (e) Notwithstanding anything to the contrary contained herein, Tenant shall not be required to obtain Landlord's consent to the use of up to 5,000 rentable square feet in the aggregate as desk space in the Demised Premises by one or more entities (each of which is hereinafter individually called a "Relationship Entity") each of which is a regular client or provider of service to Tenant. Permission to such Relationship Entity(ies) to use the Demised Premises shall not create a tenancy or any other interest in the Demised Premises except a license revocable by Tenant at will which shall cease and expire in any event automatically without notice upon the expiration or termination of the letting under the Lease and all acts, omissions and operations of such Relationship Entities shall be deemed acts, omissions and operations of the Tenant. Use of the Demised Premises pursuant thereto shall not be deemed to entitle such Relationship Entities to rights or privileges which Landlord has or may hereafter accord to lessees of space in the Building.

         9.12 The joint and several liability of Tenant and any immediate or remote successor in interest to Tenant, and the due performance of the obligations of this lease on Tenant's part to be performed or observed, shall not be discharged, released, or impaired in any respect by any agreement or stipulation made by Landlord extending the time of, or modifying any of the obligations of, this lease, or by any waiver or failure of Landlord to enforce any of the obligations of this lease.

         9.13 The listing of any name other than that of Tenant, whether on the doors of the Demised Premises, on the Building directory, if any, or otherwise, shall not operate to vest any right or interest in this lease or in the Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this lease, to any sublease of the Demised Premises, or to the use or occupancy thereof by others.

         9.14 Within fifteen (15) business days after request therefor, Landlord shall execute and deliver a nondisturbance agreement in the form attached hereto as Exhibit G to any subtenants under approved subleases (except in connection with subleases to Related Entities or entities controlling, controlled by or under common control with Tenant) of one (1) full floor or more of space in the Demised Premises, provided that:

              (a) either (i) the fixed rent and additional rent and all other amounts payable under any such sublease for each month of the term is at least equal to the fixed rent and additional rent and all other amounts payable under this lease with respect to the portion of the Demised Premises to be sublet for each month of the applicable portion of the term or (ii) as a condition to Landlord's agreeing not to disturb such tenancy, the subtenant under such sublease agrees to pay, at the time of such attornment, fixed rent and additional rent and all other amounts payable under such sublease at least equal to the fixed rent and additional rent and all other amounts payable under this lease with respect to the portion of the Demised Premises to be sublet for the remainder of the term of such sublease;

              (b) the sublessee attorns to Landlord upon all the terms and conditions set forth in such sublease, subject to the provisions of sub-section 9.14(a) above;

              (c) Landlord shall be reimbursed for its reasonable out of pocket expenses, including reasonable legal fees, in connection therewith;

              (d) the sublessee is not a Related Entity or an entity controlling, controlled by or under common control with Tenant and has EBITDA (as herein defined in Article 6) equal to at least seven (7) times the aggregate annual fixed rent and Recurring Additional Rent payable under this lease if the sublease is for the entire Demised Premises, or such proportionately lower gross revenues in the event the area to be sublet is less than the entire Demised Premises, for the year immediately preceding the year in which the non-disturbance agreement is executed, reasonably adequate proof of which (which must consist of certified financial statements) shall be furnished to Landlord, and

              (e) has an original term of five (5) years or more.

         Such non-disturbance agreement shall provide that Landlord shall not
(i) be liable for any act or omission of or default by Tenant or any prior sublandlord under such sublease, except to the extent that such act, omission or default is continued by Landlord, accrues during or is otherwise applicable to the period after the date that Tenant's interest in such sublease shall have been transferred to Landlord and would constitute a default by Landlord under the terms of this lease; (ii) be subject to any credits, claims, setoffs or defenses which such subtenant might have against Tenant or any prior sublandlord as a result of any acts or omissions of Tenant or any prior sublandlord (except to the extent that (1) same are expressly set forth in the sublease, (2) the terms of such sublease conform to a fair market sublease transaction at the time, and (3) the fixed rent, additional rent and all other charges per rentable square foot payable to Landlord each month of the term by the subtenant (after deducting such credits, claims, setoffs and defenses) is not less than the fixed rent, additional rent and all other charges per rentable square foot payable by Tenant each month of the term under this lease for the balance of the term of the sublease from and after such attornment); (iii) subject to clause (iv) hereinbelow, be bound by any fixed rent, additional rent or other amounts which such subtenant may have paid to Tenant more than thirty (30) days in advance of the month to which such payments relate, and all such prepaid rent and additional rent shall remain due and owing without regard to such prepayment, except for payment of the first month's fixed rent upon the execution of such sublease and prepayments of additional rent made on account of operating expenses and real estate taxes in accordance with the terms of such sublease;
(iv) be bound by any amendment, modification or cancellation of such sublease or surrender of such subleased premises made without Landlord's prior written consent (and provided that communications between Tenant and such subtenant of an administrative nature relating to the ordinary course of operation or tenancy of the subleased premises that do not purport to be amendments or modifications of such sublease and do not materially affect the rights of Tenant or Landlord shall not be deemed amendments or modifications for purposes of the foregoing);
(v) be responsible for the making of repairs in or to the Building in the case of damage or destruction of the Building or any part thereof due to fire or other casualty occurring prior to the date Landlord succeeds to the interest of Tenant under such sublease or by reason of a condemnation occurring prior to the date Landlord succeeds to the interest of Tenant under such sublease unless Landlord shall be obligated under the lease to make such repairs; (vi) be obligated to make any payment to such subtenant required to be made by Tenant except for (x) the timely return of any security deposit actually received by Landlord and (y) the credit or refund to such subtenant as provided in such sublease of any prepayment of rent or other charges paid by subtenant if such prepayment is actually received by Landlord; and (vii) be responsible for any obligation of sublessor to perform any improvement in the space affected by the sublease in order to prepare the same for sublessee's occupancy thereof (subject to the provisions of clause (ii) above).

         The obligations of Landlord with respect to any such non-disturbance agreement may be conditioned upon the existence of any one or more of the following circumstances at the time of the termination of the lease:

              (1) any such sublessee shall not be in default in the observance or performance of any of the monetary or non-monetary covenants of the sublease on the part of such sublessee to be observed or performed beyond the applicable notice and grace periods provided therein for the curing of such default; and

              (2) any such sublessee shall have furnished to Landlord a statement, in writing, as to the above circumstance within thirty (30) days after Landlord shall have made written demand for such statement.

         9.15 If Landlord shall exercise any of its options pursuant to Section
9.02 hereof (the Spaces to which such rights are exercised are hereinafter called the "Take Back Space" and Landlord shall then lease the Take Back Space to a new tenant and receive any "Recapture Profits" (as that term is hereinafter defined) in connection with such new lease, Landlord shall pay to Tenant for each year of the term of such new lease which occurs during the initial term of this Lease, from and to the extent of the Recapture Profits actually received by Landlord for such year, as when received by Landlord the following amounts (the "Recapture Payment"):

              the portion of Tenant's Improvement Costs (as defined in Section 9.01 (a) hereof) as of the date that Landlord shall lease the Take Back Space, provided that such Recapture Payment shall never exceed with respect to any Take Back Space an amount per annum equal to (i) $3.00 multiplied by (ii) the rentable square foot area of such Take Back Space. For the purposes of this
Section 9.15 Recapture Profits shall mean for each year of the term of a new lease the amount by which (i) the amount of rent, and additional rent paid to Landlord under a new lease shall exceed the amount which would have been payable as fixed annual rent and additional rent for the Take Back Space by Tenant to Landlord under this Lease if the take back space had remained part of the Demised Premises, plus the costs incurred by Landlord in connection with such new lease which are similar in nature to the items of Tenant's Associated Cost. The provisions of this Section 9.15 shall not apply in the event that the lease shall be terminated with respect to the entire Demised Premises.

                                  ARTICLE 10

         Compliance With Laws And Requirements Of Public Authorities

         10.01 (a) Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of public authority, and Tenant, at its expense, shall comply with all laws and/or requirements of public authorities which shall, with respect to the Demised Premises or the use and occupation thereof, or the abatement of any nuisance, impose any violation, order or duty on Landlord or Tenant, arising from (i) the manner of conduct of Tenant's business or operation of its installations, equipment or other property in the Demised Premises (as opposed to the mere use of the Demised Premises for the purposes permitted by this lease), (ii) any cause or condition created by or at the instance of Tenant, other than by Landlord's performance of any work for or on behalf of Tenant, or (iii) breach of any of Tenant's obligations hereunder. Furthermore, Tenant need not comply with any such law or requirement of public authority so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Demised Premises, in accordance with Section
10.02. Landlord, at its expense, shall comply with all other such laws and requirements of public authorities as shall affect the Demised Premises, but may similarly contest the same subject to conditions reciprocal to Subsections (a),
(b) and (d) of Section 10.02.

              (b) If, at any time during the term of this lease, asbestos or asbestos-containing material which Landlord was expressly required to remove pursuant to this lease is found to exist in any portion of the Demised Premises (unless Tenant introduced same), Landlord, at its own expense, will cause it to be removed, encapsulated or otherwise treated in accordance with applicable laws and regulations. If Landlord causes any such work to be performed, Landlord, at its expense, shall timely, and with minimum inconvenience to Tenant, repair and restore any damage thereby caused.

         10.02 Tenant may, at its expense (and if necessary, in the name of but without expense to Landlord) contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to the Demised Premises, of any law or requirement of public authority, and Landlord shall cooperate with Tenant in such proceedings, provided that:

              (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime nor shall the Demised Premises or any part thereof be subject to being condemned or vacated, by reason of non-compliance or otherwise by reason of such contest;

              (b) Tenant shall defend, indemnify and hold harmless Landlord against all liability, loss or damage which Landlord shall suffer by reason of such non-compliance or contest, including reasonable attorney's fees and other expenses reasonably incurred by Landlord;

              (c) such non-compliance or contest shall not constitute or result in any violation of any superior lease or superior mortgage, or if such superior lease and/or superior mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and

              (d) Tenant shall keep Landlord advised as to the status of such proceedings.

Without limiting the application of Subsection (a) above thereto, Landlord shall be deemed subject to prosecution for a crime within the meaning of said Subsection, if Landlord, or any officer of Landlord individually, is charged with a crime of any kind or degree whatever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord or such officer (as the case may be) is required to plead or answer thereto.

         10.03 Tenant shall not knowingly cause or permit "Hazardous Materials" (as defined below) to be used, transported, stored, released, handled, produced or installed in, on or from the Demised Premises or the Building except that Tenant may use and store limited quantities of substances reasonably necessary in the ordinary operation and maintenance of office equipment, provided such substances are used and stored within the Demised Premises, in accordance with all applicable laws and/or requirements of public authorities. The term "Hazardous Materials" shall, for the purposes hereof, mean any flammable, explosive or radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material, as now or hereafter defined as a hazardous material or a hazardous substance by any federal, state or local law, ordinance, rule or regulation, now or at any time hereafter in effect, including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and in the regulations adopted and publications promulgated pursuant to each of the foregoing. In the event of a breach of the provisions of this Section 10.03(a), Landlord shall, in addition to all of its rights and remedies under this lease and pursuant to law, require Tenant to remove any or all of such Hazardous Materials from the Demised Premises or the Building in the manner prescribed for such removal by all requirements of law. The provisions of this Article shall survive the expiration or sooner termination of this lease.

         10.04 (a) Notwithstanding anything to the contrary contained in this lease, Tenant agrees that it shall be solely responsible, at its expense, to cause the Demised Premises to be, and to remain throughout the term hereof, in compliance with the provisions of the Americans With Disabilities Act of 1990 and any municipal laws, ordinances and rules of like import, and any regulations adopted and amendments promulgated pursuant to any of the foregoing (hereinafter referred to collectively as the "ADA"). Landlord shall have no obligation whatsoever in connection therewith. Within ten (10) days after receipt, Tenant shall advise Landlord in writing, and provide Landlord with copies of, any notices alleging violations of the ADA relating to any portion of the Demised Premises; any claims made or threatened in writing regarding non-compliance with the ADA and relating to any portion of the Demised Premises; or any governmental or regulatory actions or investigations instituted or threatened regarding non-compliance with the ADA and relating to any portion of the Demised Premises. In addition, without Landlord's prior written consent in each instance, no portion of the Demised Premises shall be used in any manner, and no Changes shall be performed, if such manner of use or such Changes requires that any alterations, changes, additions, improvements or other work be performed or made to any portions of the Building or the land outside the Demised Premises, which consent may be withheld by Landlord in its sole and absolute discretion. If Landlord gives its consent for such manner of use or Changes, then, Landlord, at Tenant's sole cost and expense, shall perform or make such alterations, changes, additions, improvements or other work, and Tenant shall pay to Landlord as additional rent the reasonable out-of-pocket cost and expense incurred or paid by Landlord to perform or make same, within thirty (30) days after Landlord's demand therefor, which demand shall be accompanied by a reasonably detailed statement of the alterations, changes, additions, improvements or other work so performed or made and the cost and expense incurred or paid by Landlord.

              (b) In the event that the Building entrances, Building lobby, or other common areas of the Building shall be in violation of the ADA and Landlord shall have received a judicial determination not subject to appeal of such violation and as a result thereof handicapped persons shall have no reasonable means of access to the Demised Premises, Landlord shall at Landlord's cost and expense cure such condition.

         10.05 Notwithstanding anything to the contrary contained in this lease, Tenant agrees, at its sole cost and expense, to (a) install the Class E fire safety system within the Demised Premises (the "Class E System"), (b) connect same to the Building's Class E fire safety system at a single point of connection provided by Landlord within three (3) floors of the Demised Premises, and (c) thereafter maintain the Class E System within the Demised Premises in compliance with all laws or requirements of public authorities. Landlord shall have no obligation whatsoever in connection with any Tenant caused Class E compliance or otherwise in connection with the Class E System within the Demised Premises.

         10.06. Any dispute between Landlord and Tenant regarding the provisions of this Article 10 shall be resolved by arbitration in accordance with Article 34 below.

                                   ARTICLE 11

                                    Insurance

         11.01 Tenant shall not violate, or permit the violation of, any condition imposed by the standard fire insurance policy then issued for office buildings in the Borough of Manhattan, City of New York, and shall not do, permit anything to be done, keep, or permit anything to be kept, in the Demised Premises which would (i) subject Landlord to any liability or responsibility for personal injury, death or property damage; (ii) increase the fire or other casualty insurance rate on the Building or the property therein over the rate which would otherwise then be in effect (unless Tenant pays the resulting premium as provided in Section 11.04); or (iii) result in insurance companies of good standing refusing to insure the Building or any of such property in amounts reasonably satisfactory to Landlord. Landlord represents to Tenant that the use and occupancy of the Demised Premises for general, executive and sales office shall not cause an increase in any current insurance rates or premiums for which Tenant is responsible.

         11.02 Tenant covenants to provide on or before the earlier to occur of
(i) the Commencement Date and (ii) ten (10) days from the date of this lease and to keep in force during the term hereof the following insurance coverage which coverage shall be effective on the Commencement Date:

              (a) Commercial general liability insurance, with broad form endorsement, naming, as additional insureds, Landlord, Fee Owner (as that term is defined in Section 40.01 hereof), Newmark and Company Real Estate, Inc., Landlord's managing agent (the "Agent") and Landlord's designee (collectively, the "Present Additional Insureds"), the holders of all superior mortgages, the lessors under all superior leases, Landlord's agents and all other persons and entities reasonably designated by Landlord (but only to the extent that Landlord specifically requests such holders, lessors, agents and other persons and entities so named) and protecting such parties and Tenant against any liability whatsoever occasioned by accident on or about the Demised Premises or any appurtenances thereto. Such policy shall have limits of liability of not less than Five Million ($5,000,000.00) Dollars combined single limit coverage on a per occurrence basis, including property damage. Such policy shall contain a contractual liability coverage endorsement with respect to Tenant's indemnification obligations under this lease. Such insurance may be carried under a blanket policy covering the Demised Premises and other locations of Tenant, if any; provided such policy contains a per location aggregate limit endorsement;

              (b) Worker's compensation insurance with statutory limits in favor of Landlord, Fee Owner and Agent.

              (c) Fire and extended coverage in an amount adequate to cover the cost of replacement of all personal property, fixtures, furnishings, valuable papers and documents, data, leasehold improvements and equipment, including Tenant's Work and Tenant's Changes located in the Demised Premises. The provisions of the last sentence of Section 11.02(a) shall apply with respect to such fire and extended insurance coverage.

All such policies shall be issued by companies of recognized responsibility licensed to do business in New York State and rated by Best's Insurance Reports or any successor publication of comparable standing and carrying a rating of A-VIII or better or the then equivalent of such rating, and all such policies shall contain a provision whereby the same cannot be cancelled or modified unless Landlord and any additional insureds are given at least thirty (30) days prior written notice of such cancellation or modification.

              Prior to the time such insurance is first required to be carried by Tenant and thereafter, at least fifteen (15) days prior to the expiration of any such policies, Tenant shall deliver to Landlord either duplicate originals of the aforesaid policies or certificates evidencing such insurance including a certified copy of the endorsement naming Landlord as an additional insured, together with evidence of payment for the policy. Such certificates shall also verify the primary nature of the coverage and note the waiver of subrogation in favor of Landlord, Fee Owner and Agent. If Tenant delivers certificates as aforesaid, Tenant upon reasonable prior notice from Landlord, shall make available to Landlord, at the Demised Premises, duplicate originals of such policies from which Landlord may make copies thereof, at Landlord's cost. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as provided in this lease in the event of Tenant's default. In addition in the event Tenant fails to provide and keep in force the insurance required by this lease, at the times and for the durations specified in this lease. Landlord shall have the right, but not the obligation, at any time and from time to time, and without notice, to procure such insurance and or pay the premiums for such insurance in which event Tenant shall repay Landlord within five (5) days after demand by Landlord, as additional rent. all sums so paid by Landlord and any costs or expenses incurred by Landlord in connection therewith without prejudice to any other rights and remedies of Landlord under this lease.

         11.03 Landlord and Tenant shall each secure an appropriate clause in, or an endorsement upon, each property fire or extended coverage policy obtained by it and covering the Demised Premises, Tenant's Work and Tenant's Changes (as hereinafter defined) or the personal property, fixtures, furnishings, valuable papers and documents, data, leasehold improvements and equipment located therein or thereon, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party. The waiver of subrogation or permission for waiver of any claim hereinbefore referred to shall extend to the agents of each party and its employees. If and to the extent that such waiver or permission can be obtained only upon payment of an additional charge then, the party benefitting from the waiver or permission shall pay such charge upon demand, or shall be deemed to have agreed that the party obtaining the insurance coverage in question shall be free of any further obligations under the provisions hereof relating to such waiver or permission. Tenant shall provide Landlord with a certificate of insurance verifying this waiver in favor of Landlord, Fee Owner and Agent and their respective employees and agents, and, in consideration therefor, Landlord shall provide Tenant with a certificate of insurance verifying this waiver in favor of Tenant, and its employees and agents.

         Subject to the foregoing provisions of this Section 11.03, and insofar as may be permitted by the terms of the insurance policies carried by it, each party and their respective employees and agents hereby releases the other with respect to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damages or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) occurring during the term of this lease or during the move into and out of the Demised Premises.

         11.04 If, by reason of a failure of Tenant to comply with the provisions of Section 10.01 or Section 11.01, the rate of fire insurance with extended coverage on the Building or equipment or other property of Landlord shall be higher than it otherwise would be, Tenant shall reimburse Landlord, within thirty (30) days after demand, for that part of the premiums for fire insurance and extended coverage paid by Landlord because of such failure on the part of Tenant.

         11.05 Landlord may, from time to time, require that the amount of the insurance to be provided and maintained by Tenant under Section 11.02 hereof be increased so that the amount thereof adequately protects Landlord's interest but in no event in excess of the amount that would be required by other tenants occupying similarly sized space in first-class office buildings in the borough of Manhattan for office use.

         11.06 If any dispute shall arise between Landlord and Tenant with respect to the incurring or the amount of any additional insurance premium referred to in Section 11.03 or the increase in amount of insurance referred to in Section 11.05, the dispute shall be determined by arbitration.

         11.07 A schedule or makeup of rates for the Building or the Demised Premises, as the case may be, issued by the New York Fire Insurance Rating Organization or other similar body making rates for fire insurance and extended coverage for the premises concerned, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate with extended coverage then applicable to such premises.

         11.08 Each policy evidencing the insurance to be carried by Tenant under this lease shall contain a clause if available from an insurance company meeting the standards to the effect that such policy and the coverage evidenced thereby shall be primary with respect to any policies carried by Landlord, and that any coverage carried by Landlord shall be excess insurance.

         11.09 Landlord shall from and after the date of this lease through the last day of the term hereof, procure and maintain (or cause to be procured or maintained) fire and extended coverage insurance, in good and solvent insurance companies authorized to do business in the State of New York, on the Building (exclusive of foundations and footings) in an amount equal to the full replacement value thereof. As required by the terms of any existing ground lease or first mortgage affecting the Building. Such insurance may be carried under a blanket policy covering the Building and any other buildings or other properties of Landlord, provided that the required amount of coverage is expressly reserved and allocated to the Building, and may contain commercially reasonable deductibles. Notwithstanding anything contained in this Section 11.09 to the contrary, if at any time an "institutional lender" (as such term is hereinafter defined) shall succeed to the rights of Landlord under this lease whether through sale, exchange, lease, possession, foreclosure action, deed in lieu thereof, or otherwise, the obligations of Landlord set forth in this Section
11.09 shall not apply to such institutional lender. For the purposes of this
Section 11.09, an "institutional lender" shall mean any bank, savings and loan association, trust company, insurance company, pension fund or similar institutional lender, which in the ordinary course of its business, owns or operates first-class office buildings and, in connection with such ownership or operation, is self-insured with respect to fire and extended coverage and which has a "Standard & Poor's" or "Moody's" (or any successor rating service or substitute rating service (if either of the "Standard & Poor's" and "Moody's" services are not then available)) "claims paying ability rating" or "debt rating" of AA or Aa (or better) or a "Best's Insurance" (or any successor rating service or substitute rating service, if "Best's insurance" is not then available) rating of A (or better). If the rating scales of any of such rating services (or their successors or substitutes) are changed, then the required rating shall be that rating which is most nearly comparable to the current rating of "AA" (for Standard & Poor's), "Aa" (for Moody's) or "A" (for Best's Insurance).

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




                                   ARTICLE 12

                              Rules And Regulations

         12.01 Tenant and its employees and agents shall faithfully observe and comply in all material respects with the Rules and Regulations annexed hereto as Exhibit C, and such reasonable changes therein (whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate in writing to Tenant, which do not unreasonably affect the conduct of Tenant's business in the Demised Premises except as required by any governmental law, rule, regulation, ordinance or similar decree; provided, that Landlord shall not enforce any such new rules or regulation against Tenant unless and until Tenant receives thirty (30) days prior notice thereof (and if Tenant has disputed in good faith the reasonableness thereof by arbitration, Landlord shall not enforce such rule against Tenant pending the resolution of such dispute). Landlord agrees that Landlord shall not adopt any new rules or regulations affecting only Tenant, or enforce any of the Rules and Regulations against Tenant which Landlord shall not then be generally enforcing against other office tenants or occupants of the Building.

         12.02 Nothing in this lease contained shall be construed to impose upon Landlord any duty or obligation to Tenant to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant or its employees, agents or visitors; provided, that if Tenant's use and occupancy of the Demised Premises is adversely affected in any material respect by any violation of the rules and regulations by one or more tenants in the Building, then Landlord shall use all commercially reasonable efforts to promptly enforce such rules and regulations against such other tenant or tenants, as applicable (but shall not be required to commence litigation to enforce same). In the case of any conflict between the provisions of this lease and any such rules or regulations, the provisions of this lease shall control. Landlord shall not enforce any of the Rules and Regulations in such manner as to discriminate against Tenant or anyone claiming under or through Tenant.

                                   ARTICLE 13

                                Tenant's Changes

         13.01 Tenant shall make no changes in or to the Demised Premises of any nature without Landlord's prior written consent in each instance, except as otherwise expressly permitted in this Article.

         13.02 (a) With Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed, Tenant may, from time to time during the term of this lease, at its sole expense, make such alterations, additions, installations, substitutions, improvements and decorations (hereinafter collectively called "Changes") in and to the interior of the Demised Premises that do not affect the structural parts or structural integrity of the Building or any area outside of the Demised Premises or adversely affect any Building System.

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







              (b) For the purposes of this Article, a "Decorative Change" shall mean a nonstructural Change that is entirely decorative in nature, does not require the approval of any governmental or quasi-governmental authority and a "Permitted Nonstructural Change" shall mean a nonstructural Change that does not affect any area outside the Demised Premises or adversely affect the Building Systems that or require the approval of any governmental or quasi-governmental authority, the cost of which, together with the cost of all other Changes that have not been completed and fully paid for, is not more than $7.50 per rentable square foot. Landlord's approval shall be deemed given for all Decorative Changes and Permitted Nonstructural Changes, provided that (i) same are performed in accordance with, and subject to, this Article and all other applicable provisions of this lease, and (ii) at least ten (10) days prior to commencing any such Decorative Change or Permitted Nonstructural Change, Tenant gives to Landlord a notice of Tenant's intention to perform such Decorative Change(s) or Permitted Nonstructural Change(s), which notice, to be effective, shall be accompanied by a reasonably detailed description of the Decorative Change(s) or Permitted Nonstructural Change(s) that Tenant intends to perform, the estimated commencement date and completion date of such Decorative Change(s) or Permitted Nonstructural Change(s), and the estimated cost thereof.

         13.03 Tenant shall not make any alterations, additions, installations, substitutions, improvements or decorations (hereinafter collectively referred to as "Structural Changes") that affect the structural parts or structural integrity of the Building, affect any area outside (excluding bathrooms, risers and pantries) of the Demised Premises or adversely affect any Building Systems without Landlord's prior written approval in each instance, which approval may be withheld by Landlord in its absolute and sole discretion.

         13.04 Changes and/or Structural Changes (collectively, "Changes") shall only be performed in accordance with and subject to, this Article and the other applicable provisions of this lease. Provided the structural integrity of the Building or any area outside the Demised Premises (excluding bathrooms, risers and pantries) is not affected in any way, and no Building System is adversely affected and subject to Tenant's obligation to remove Specialty Installations (as hereinafter defined) as provided for in Section 14.05 hereof, Tenant shall have the right to install and maintain, throughout the term of this lease, interconnecting stairways between the floors of the Demised Premises, executive toilets (up to a maximum of one on each floor of the Demised Premises), and such computer rooms, libraries, high density file rooms, communications equipment, food preparation facilities and other facilities as shall be reasonably required by Tenant in the conduct of its business in the Demised Premises.

         13.05 Before commencing any Change (except for Decorative Changes and Permitted Nonstructural Changes), Tenant shall advise Landlord thereof and shall submit to Landlord proof reasonably satisfactory to Landlord of the total cost thereof (including so-called "soft costs"), and at its sole cost and expense, shall prepare and submit to Landlord for Landlord's approval, reasonably detailed plans and specifications therefor, which Landlord shall review within twelve (12) business days of receipt thereof (such reasonably detailed plans and specifications being herein referred to as "Tenant's Plans"), and which approval shall not be unreasonably withheld or delayed for any Nonstructural Changes described therein, and which approval shall be deemed to have been given if not denied by Landlord in writing within twelve (12) business days after submission of said Tenant's Plans, and within seven (7) business days in the case of resubmissions. The out-of-pocket cost and expense reasonably incurred and/or paid by Landlord in connection with the review of the Tenant's Plans (and all revisions thereto), and the inspection of the work in respect thereof, by Landlord and Landlord's architects, engineers and other consultants and professionals shall be reimbursed by Tenant to Landlord (as additional rent) within thirty (30) days after Landlord's demand therefor, Tenant hereby agreeing that neither Landlord's approval of the Tenant's Plans (or any revisions thereto), nor its inspection of such work, nor its right to inspect such work, shall impose upon Landlord any obligation or liability whatsoever with respect thereto, including, without limitation, any obligation or liability that might arise as a result of such work not being performed in accordance with applicable laws and requirements or with the Tenant's Plans (and revisions thereto) approved by Landlord or otherwise. The review or approval by Landlord of any of Tenant's Plans or any revisions thereto is solely for Landlord's benefit, and is without any representation or warranty whatsoever with respect to the adequacy, correctness or efficiency thereof or otherwise. Neither the granting by Landlord of its approval of any Tenant's Plans or any revisions thereto, nor Landlord's execution of any of the applications referred to in Section 13.06 below, shall in any manner constitute or be deemed to constitute a judgment or acknowledgment by Landlord as to their legality or compliance with laws and/or public authorities. Landlord shall respond to Tenant's request to approve Tenant's Plans within seven (7) business days after Landlord receives such revisions. Landlord's approval to any Tenant's Plans or revisions thereto shall not be effective unless the same is in writing, or is otherwise deemed to be given pursuant to the terms of this lease. Nothing contained in this Section 13.05 shall be deemed to modify the time frames expressly provided with respect to the Initial Plan elsewhere under this lease.

Tenant shall not use, employ or retain any contractor, construction manager or mechanic, or permit the use, employment or retention of any subcontractor, that has not been first approved by Landlord, which approval shall not be unreasonably withheld or delayed. In the event Landlord fails to grant said approval within seven (7) business days, Tenant shall send to Landlord an Additional Notice (as hereinafter defined) which shall state that unless Landlord responds to the request for approval within three (3) business days after receipt of the Additional Notice, Landlord's approval shall be deemed granted and, in the event Landlord fails to respond to such Additional Notice within three (3) business days of receipt thereof, Landlord will be deemed to have granted its consent. Without limiting Landlord's obligations under this clause not to unreasonably withhold, condition or delay its approval of Tenant's general contractor(s), construction manager(s) and subcontractors/trade contractors, Landlord hereby approves, for use by Tenant for the performance of Tenant's Work, the contractors, construction managers, mechanics and subcontractors/trade contractors set forth on Exhibit I attached hereto and made a part hereof. Notwithstanding the foregoing, for all Changes (including all Tenant's Work) involving the tying in of any Tenant Changes into the Class E System

(or other fire and life safety equipment or systems), Tenant shall use the contractor or subcontractor designated by Landlord, provided that its prices shall be competitive for comparable work in comparable buildings in midtown Manhattan and with bids from other subcontractors obtained by Tenant.

         13.06 Before commencing any Change or Installation (as such term is defined in Section 42.04 below), Tenant shall, at its expense, obtain all permits, notices, approvals and certificates required by all governmental and quasi-governmental authorities for the commencement and prosecution of such Changes, and, upon completion, for the final approval of such Changes, and shall cause Tenant's Changes to be performed in compliance therewith, as well as with all applicable laws and requirements of public authorities and all applicable requirements of insurance bodies, in a good and workmanlike manner. Upon Tenant's request and at Tenant's sole cost and expense, Landlord shall join in the application for any licenses, permits, approvals and authorizations whenever such action is necessary, including, without limitation, any special permits, public assembly permits or changes to the Building's certificate of occupancy, and shall sign any such applications within five (5) business days after request by Tenant (whether or not Landlord shall have theretofore approved the Change in question, but the performance by Tenant of any Change requiring Landlord's approval shall remain subject to obtaining such approval). Landlord shall file with the Department of Buildings all such applications and other documents as are required to be filed with the Department of Buildings by the property owner. Duplicates of all such permits, notices, approvals and certificates shall be delivered to Landlord before commencing such Changes, and upon the completion thereof, as the case may be. Changes shall be performed in such a manner as not to unreasonably interfere with or delay, and (unless Tenant shall indemnify Landlord therefor to the Landlord's reasonable satisfaction) as not to impose any additional expense upon Landlord in, the maintenance or operation of the Building. Throughout the performance of all Changes, Tenant shall, at its expense, carry, or cause to be carried, worker's compensation insurance in statutory limits and general liability insurance and personal and property damage insurance for any occurrence in or about the Building as set forth in
Article 11 of this lease. All such insurance policies shall name Landlord, Fee Owner and Agent and their respective agents, as an additional insureds, be in such limits as Landlord may reasonably prescribe and be placed with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with satisfactory evidence that such insurance is in effect before the commencement of any Changes and, on request, at reasonable intervals thereafter during the continuance of the Changes.

         13.07 Tenant shall, at its expense and with diligence and dispatch, procure the cancellation or discharge, by bonding or otherwise, of all notices of violation arising from, or otherwise connected with, the Changes that shall be issued by the Department of Buildings or any other public or quasi-public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save Landlord harmless from and against all mechanic's and other liens filed in connection with the Changes or for any other work claimed to have been done for, or materials furnished to, Tenant, whether or not done or furnished pursuant to this Paragraph, including, without limitation, the liens of any security interest in, conditional sales of, or chattel mortgages upon, any materials, fixtures or articles so installed in and constituting part of the Demised Premises (and with respect to the Installation, installed in and constituting part of the Building), and against all costs, expenses and liabilities incurred or paid in connection with any such lien, security interest, conditional sale, or chattel mortgage or any action or proceeding brought thereon. Tenant, at its expense, shall satisfy or discharge all such liens, by bonding or otherwise, and remove same from the record, within thirty
(30) days after Landlord makes written demand therefor.

         13.08 No Change shall be done in a manner that would: (i) create any work stoppage, picketing, labor disruption, or dispute; (ii) violate Landlord's union contracts affecting the land and/or Building; or (iii) interfere with the business of Landlord or any tenant or occupant of the Building. In the event of the occurrence of any condition described above arising from Tenant's exercise of any of its rights pursuant to the provisions of this Article, Tenant shall, immediately upon notice from Landlord, cease the manner of exercise of such right giving rise to such condition. In the event that Tenant fails to cease such manner of exercise of its rights as aforesaid, Landlord, in addition to any rights available to it under this lease, at law or equity, and shall have the right to injunction without notice.

         13.09. If any violations of law in the Building outside the Demised Premises shall delay (or prevent) Tenant from obtaining any governmental permits, consents, approvals or other documentation required by Tenant for (A) the performance of Tenant's Work or (B) the lawful occupancy of any portion of the Demised Premises upon completion of Tenant's Work therein (it being understood that the imposition of conditions requiring the cure of any Landlord's Violation by a governmental authority as a condition precedent to obtaining any such governmental permits, consents, approvals or other documentation which shall so delay Tenant from obtaining any governmental permits, consents, approvals or other documentation shall be deemed such a prevention or delay), then, upon the giving of notice by Tenant to Landlord of such prevention or delay and of the applicable Landlord's Violations Landlord shall promptly commence and thereafter diligently prosecute to completion the cure and removal of record of such Landlord's Violations (it being agreed that such obligation of Landlord to diligently prosecute shall include, without limitation, the retention of a filing architect or other professional to expedite such cure and removal).

         13.10. Any disputes regarding the provisions of this Article 13 shall be resolved by arbitration in accordance with the provisions of Article 34 below.

                                   ARTICLE 14

                                Tenant's Property

         14.01 All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises at the commencement of or during the term of this lease, whether or not by or at the expense of Tenant, shall be and remain a part of the Demised Premises, shall be deemed the property of Landlord and shall not be removed by Tenant, except as hereinafter in this Article expressly provided.

         14.02 All paneling, movable partitions, lighting fixtures, special cabinet work, other business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to or built into the Demised Premises, which are installed in the Demised Premises by or for the account of Tenant, without expense to Landlord, and can be removed without permanent damage to the Building, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Demised Premises, (all of which are sometimes referred to as "Tenant's Property") shall be and shall remain the property of Tenant and may be removed by it at any time during the term of this lease; provided that if any of Tenant's Property is removed, Tenant or any party or person entitled to remove same shall repair or pay the cost of repairing any damage to the Demised Premises or to the Building resulting from such removal.

         14.03 At or before the Expiration Date, or the date of any earlier termination of this lease, or as promptly as practicable after such an earlier termination date, Tenant at its expense, shall remove from the Demised Premises all of Tenant's Property except such items thereof as Tenant shall have expressly agreed in writing with Landlord were to remain and to become the property of Landlord, and shall fully repair any damage to the Demised Premises or the Building resulting from such removal. Tenant's obligation herein shall survive the termination of the lease.

         14.04 Any other items of Tenant's Property (except money, securities and other like valuables) which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case either may be retained by Landlord as its property or may be disposed of, without accountability, at Tenant's expense in such manner as Landlord may see fit.

         14.05 (a) For purposes of this lease, "Specialty Installation(s)" shall mean installations consisting of vaults, internal staircases and slab penetration, dumbwaiters, vertical (between floors of the Demised Premises) transportation systems, and other installations made by or at the direction of Tenant which penetrate the slabs between the floors of the Demised Premises. Upon the Expiration Date or sooner termination of this lease, Tenant shall, at its sole cost and expense, remove all Specialty Installation(s) from the Demised Premises and restore all slab and wall penetrations to the condition that existed prior to such penetrations (such removal and repair work being hereinafter referred to as the "Restoration Work") except that prior to commencing such Restoration Work, Tenant shall notify Landlord thereof and, if Landlord shall advise Tenant, within five (5) days of receipt of such notice, that it wishes any Specialty Installations to remain, Tenant shall not perform Restoration Work with respect to that particular Specialty Installation.

              (b) Tenant's obligation and liability with respect to the removal of Specialty Installation(s) and the performance of the Restoration Work shall survive the Expiration Date or sooner expiration or termination of this lease.

                                  ARTICLE 15

                           Repairs And Maintenance

         15.01 Subject to the provisions of Article 22 below, Tenant shall take good care of the Demised Premises, and shall promptly, at its sole cost and expense, make all nonstructural repairs to the Demised Premises and the fixtures, equipment and appurtenances therein, including all Building systems and equipment therein that have been installed or modified in any way by or on behalf of Tenant, as and when needed to preserve the Demised Premises (and all such fixtures, equipment and appurtenances) in good working order and condition, except for reasonable wear and tear, unless such repair is required as a result of any act or omission of Landlord, its principals, officers, agents, contractors, servants, employees, licensees or invitees. In addition, subject to the provisions of Article 22 and Section 10.03(b), Tenant, at its expense, shall promptly make all repairs, ordinary or extraordinary, interior or exterior, structural or otherwise, in and about the Demised Premises and the Building, as shall be required by reason of (i) the performance or existence of Tenant's Work or Tenant's Changes, (ii) the installation, use or operation of Tenant's Property in the Demised Premises, (iii) the moving of Tenant's Property in or out of the Building, or (iv) the misuse or neglect of Tenant or any of its employees, agents or contractors; but Tenant shall not be responsible for any of such repairs as are required by reason of Landlord's act or omission in the manner of performing any of Tenant's Work or Tenant's Changes which may be undertaken by Landlord for Tenant's account or are otherwise required by reason of neglect or other fault of Landlord or its employees, agents or contractors. Except if required by the act or omission of Landlord or its employees, agents or contractors, Tenant, at its expense, shall replace all scratched, damaged or broken doors or other glass in or about the Demised Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Demised Premises and, for the repair and maintenance of all lighting fixtures therein. All repairs, except for emergency repairs, made by Tenant as provided herein shall be performed by contractors or subcontractors approved in writing by Landlord prior to commencement of such repairs, which approval shall not be unreasonably withheld or delayed, and shall be deemed granted if not denied within seven (7) business days after request, stating the grounds therefor in reasonable detail; provided that if Landlord fails to respond to Tenant within seven (7) business days with respect to a request for approval of a contractor or subcontractor, Tenant shall send to Landlord a notice (hereinafter referred to as the "Additional Notice") which shall state that unless Landlord responds to the request for approval of such contractor or subcontractor within three (3) business days after receipt of the Additional Notice, Landlord's approval of such contractor or subcontractor shall be deemed granted and, in the event Landlord fails to respond to such Additional Notice within three (3) business days of receipt thereof, Landlord will be deemed to have approved such contractor or subcontractor.

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Nothing contained in this Section 15.01 shall be deemed to modify the time frames expressly provided elsewhere under this lease with respect to the Initial Plan.

         15.02 Landlord, at its expense, shall keep and maintain the Building and its fixtures, appurtenances, systems and facilities serving the Demised Premises, in good working order, condition and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Demised Premises, except for those repairs for which Tenant is responsible pursuant to any other provisions of this lease or which do not adversely affect the Demised Premises, access to the Demised Premises or portions of the Building Systems serving the Demised Premises..

         15.03 Except as expressly otherwise provided in this lease, Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption or injury to business arising from Landlord, Tenant or others making or failing to make any repairs or changes which, with respect to Landlord, Landlord is required or permitted by this lease, or required by law to make, in or to any portion of the Building or the Demised Premises, or in or to the fixtures, equipment or appurtenances of the Building or the Demised Premises, provided that Landlord shall use due diligence in making any repairs and shall perform such repair work, except in case of emergency, at times reasonably convenient to Tenant and otherwise in such manner as will not materially interfere with Tenant's use of the Demised Premises or access thereto; provided, however, that, except as specified below, Landlord shall have no obligation to employ contractors or labor at so-called overtime or other premium pay rates or to incur any other overtime costs or expenses whatsoever, except that Landlord, at its expense shall employ contractors or labor at so-called overtime or other premium pay rates if necessary to make any repair required to be made by it hereunder to remedy any condition that (i) results in a denial of access to the Demised Premises, (ii) immediately threatens the health or safety of any occupant of the Demised Premises, or (iii) except in the case of casualty, materially interferes with Tenant's ability to conduct its business in the Demised Premises. In all other cases, at Tenant's request and expense, Landlord shall employ contractors or labor at so-called overtime or other premium pay rates and incur any other overtime costs or expenses in making any repairs, alterations, additions or improvements, provided that if more than one tenant requests such overtime work, the overtime costs therefore shall be shared pro-rata among such tenants.

                                  ARTICLE 16

                                 Electricity

         16.01 (a) Landlord represents and warrants that the Building is equipped with risers, feeders and wiring to furnish electric service to the Demised Premises with a capacity of not less than eight (8) watts per rentable square foot of connected load (with an eighty (80%) percent diversity factor), exclusive of the ventilating and air conditioning system in the Demised Premises, provided, however, such electrical energy shall be terminated at a disconnect switch or switches to be located in areas within the demised premises designated by Landlord. Landlord shall advise Tenant of the location of such disconnect switches on each floor on or before April 1, 2000. Subject

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




to Article 15 and Section 16.10 hereof, and continuity of electric service from the utility providing the same, Landlord covenants to provide such electrical capacity (the "Electrical Capacity") from the date Tenant occupies the Demised Premises for the conduct of its business and throughout the term of this lease. During the period in which Tenant is performing Tenant's Work, Landlord shall provide sufficient electric service for the performance of same. Landlord shall reasonably promptly after the Commencement Date install at Tenant's expense a meter or meters that measure the quantity and peak demand to determine Usage (as defined in Section 16.02(a)) solely to the Demised Premises. Where more than one meter measures the amount of Usage, then the Usage registered by each meter shall be aggregated and billed at the applicable rate as if there were only one sub-meter measuring Tenant's aggregate Usage in the entire Demised Premises. In addition to the eight (8) watts of electricity otherwise provided herein by Landlord) Landlord shall provide sufficient electricity to power the Units. Tenant shall pay $1.50 per rentable square foot during the initial construction period for electricity.

              (b) Any additional risers, feeders or other equipment or service proper or necessary to supply Tenant's electrical requirements, will, upon written request of Tenant, be installed by Landlord, at the sole cost and expense of Tenant, provided that installation of the same is reasonably practical without disruption to other tenants in the Building or their electrical service.

         16.02 For purposes of Sections 16.02 and 16.03:

              (a) "Usage" shall mean Tenant's actual usage of electricity in the Demised Premises as measured by the aforesaid meter(s) for each calendar month or such other period as Landlord shall determine during the term of this lease and shall include the quantity and peak demand (kilowatt hours and kilowatts) and all applicable taxes, surcharges, demand charges, energy charges, fuel adjustment charges, and other adjustments made from time to time by the public utility company supplying electric current to the Building or any governmental authority having jurisdiction;

              (b) "Landlord's Rate" shall mean Landlord's average cost per kilowatt and average cost per kilowatt hour (including, in both cases, all applicable taxes, surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges and other charges, adjustments and sums payable in respect thereof) of purchasing electric current for the Building from the company supplying electric current to the Building;

              (c) "Basic Cost" shall mean the product of (i) Usage multiplied by
(ii) Landlord's Rate.

              (d) "Tenant's Cost" shall mean an amount equal to the sum of (i) the Basic Cost plus (ii) seven (7%) percent of the Basic Cost for Landlord's overhead and expenses in connection with submetering.

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         16.03 Landlord shall, from time to time but not more often than monthly, furnish Tenant with an invoice indicating the period during which the Usage was measured and the amount of Tenant's Cost payable by Tenant to Landlord for such period. Within thirty (30) days after receipt of each such invoice, Tenant shall pay the amount of Tenant's Cost set forth thereon to Landlord as additional rent. Tenant acknowledges and agrees that invoices for Tenant's Usage may be rendered to Tenant after Landlord's receipt and prior to Landlord paying the corresponding utility company bill therefor.

         16.04 Tenant hereby acknowledges that Landlord has made no representation or warranty as to whether or not the electrical service described in subsections (a) and (c) above is or will be sufficient or adequate for Tenant's electrical needs from time to time during the term of this lease. In addition, Landlord shall not in any wise be liable or responsible to Tenant for any loss, damage or expense that Tenant may sustain or incur if either the quantity or character of electrical service is changed, is no longer available, or is unsuitable for Tenant's requirements, unless caused by the act or omission of Landlord, its agents, employees or contractors, or by reason of Landlord's breach of its obligations under this lease.

         16.05 In no event shall Tenant use or install any fixtures, equipment or machines the use of which in conjunction with other fixtures, equipment and machines in the Demised Premises would result in an overload of the electrical circuits servicing the Demised Premises.

         16.06 (a) Tenant covenants and agrees that, at all times, its use of electric current shall never exceed the Electrical Capacity.

               (b) Tenant shall furnish, install and replace, as required, all lighting tubes, lamps, bulbs and ballasts required in the Demised Premises, at Tenant's sole cost and expense. All lighting tubes, lamps, bulbs and ballasts so installed shall become Landlord's property upon the expiration or sooner termination of this lease.

         16.07 In the event the meter(s) installed in the Demised Premises for the measurement of electricity consumption in the Demised Premises or any alternative submetering system installed by Landlord at a later date, becomes prohibited from use as a result of laws and requirements of public authorities, then Landlord, at its expense, may cause an independent electrical engineer chosen by Landlord or an electrical consulting firm selected by Landlord (hereinafter referred to as the "Electrical Consultanth) to survey and determine Usage in, and Basic Cost for, the Demised Premises from time to time, at least once per twelve (12) month period, and the Electrical Consultant shall make such determination using criteria generally accepted in the Metropolitan New York City area and Landlord's Rate in effect at the time, and shall include the quantity and demand, for all electricity consumed by Tenant, plus seven (7%) percent of the Basic Cost for Landlord's expenses and administration fees.

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


         16.08 Notwithstanding anything in Section 16.07 to the contrary, Tenant shall have the right as hereinafter provided, to contest any amounts determined by the Electrical Consultant pursuant to Section 16.07 as shall be due to Landlord as a result of any such survey. In the event that Tenant fails to send a written notice (hereinafter referred to as an "Objection Notice") to Landlord within ninety (90) days after the date of the Electrical Consultant's notice containing said Usage and Basic Cost, such notice shall become conclusive and binding upon Tenant. If Tenant disputes any such notice by sending an Objection Notice within the time and in the manner hereinbefore provided, then Tenant shall, at its sole cost and expense, have the right to engage an electrical engineer or electrical consulting firm (hereinafter referred to as "Tenant's Consultanth) who shall promptly make a survey (hereinafter referred to as the "Disputing Survey") indicating Tenant's electrical usage in the Demised Premises. In the event that Landlord and Tenant are unable to agree on the amount of Usage and Basic Cost within thirty (30) days after the date Tenant furnishes Landlord with a copy of the Disputing Survey, then the Electrical Consultant and Tenant's Consultant shall select a mutually acceptable electrical engineer or electrical consulting firm (hereinafter referred to as the "Third Consultanth) within ten (10) days after the expiration of such thirty (30) day period. The Electrical Consultant and Tenant's Consultant shall submit the dispute to the Third Consultant and the determination by the Third Consultant shall be conclusive and binding upon Landlord and Tenant. During the pendency of any such dispute, Tenant shall pay to Landlord the amount set forth in the Electrical Consultant's notice until the dispute is finally determined in accordance with the provisions of this Section and, in the event that such final determination is less than the amount set forth in the Electrical Consultant's notice, Landlord shall, at Tenant's election, refund to Tenant the amount of such excess payment or credit any such excess against any amounts then due or becoming due to Landlord under this lease. The cost of the Third Consultant shall be borne equally by Landlord and Tenant.

         16.09 Landlord and Tenant agree that Landlord has advised Tenant that Landlord is currently a registered reseller of electricity.

         16.10 Notwithstanding any provision of this lease to the contrary, except in case of emergency, any work performed by or on behalf of Landlord to the risers serving the Demised Premises shall only be performed on weekend days after regular hours, and only after reasonable prior notice to Tenant. Provided that it is physically possible for Tenant to receive the electric service described in Section 16.01 above directly from one or more of the utility companies then serving the area in which the Building is located, and Landlord has elected to discontinue the aforesaid service to at least 75% of the office space in the building in which the affected area of Tenant's Demised Premises is located, Landlord may discontinue the aforesaid service upon thirty (30) days' notice to Tenant without being liable to Tenant therefor and without in any way affecting this lease or the liability of Tenant hereunder, and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule, or regulation now or hereafter enacted, promulgated, or issued. In the event that Landlord gives such notice of discontinuance, Landlord shall permit Tenant to receive such service directly from one of such utility companies and shall

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permit Landlord's wires and conduits to be used for such purpose. Any additional wires, conduits, or other equipment necessary and proper in connection therewith shall be installed by Landlord in accordance with the terms of, and subject to the conditions contained in this Article. In the event that Landlord exercises its rights under this Section 16.10, then: (a) Tenant shall contract for such electrical service directly with the said utility company for all of Tenant's electric current requirements and (b) Landlord shall have no obligation to furnish electric current to Tenant or the Demised Premises. Provided Tenant is diligently and in good faith arranging to obtain electricity directly from said utility company, Landlord may not discontinue the electric service to the Demised Premises until Tenant is able to contract directly for, and actually receive, such electric service. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity, of substantially the same quantity, quality and character as Landlord is obligated to furnish under Section 16.01, shall be installed by
Landlord: (1) at Landlord's expense, if Landlord shall have discontinued furnishing electricity to the Demised Premises voluntarily, or (2) at Tenant's expense, if Landlord shall have been compelled to discontinue furnishing electricity to the Demised Premises by reason of any act or omission of Tenant, or (3) at the equal expense of Landlord and Tenant if such discontinuance shall have been by compulsion of law or of any rule or regulation and not by reason of any act or omission of Tenant.

                                  ARTICLE 17

                                   Services

         17.01 Landlord shall, at its cost and expense:

               (a) Provide necessary elevator facilities during Business Hours of Business Days and shall have at least one passenger elevator subject to call at all other times. At Landlord's option, the elevators shall be operated by automatic control or by manual control, or by a combination of both of such methods. Landlord agrees that it will not reduce the number of passenger elevators available to serve the Demised Premises to the extent that passenger elevator service to the Demised Premises shall be decreased below the level of passenger service customary in buildings comparable to the Building (in terms of vintage and otherwise).

               (b) Furnish heat to the perimeter of the demised premises during Business Hours of Business Days and from 9 AM to 1 PM on Saturdays which are not observed as union holidays, during the heating season from October 15 to April 15 to the level required for comfortable occupancy of said perimeter areas during such season. Landlord shall have no responsibility or liability for the ventilating conditions and/or temperature of the demised premises during the hours or days Landlord is not required to furnish heat pursuant to this paragraph.

               (c) Furnish cold water for lavatory, drinking, pantry and cafeteria and office cleaning purposes. Tenant, at Tenant's sole cost and expense, shall have the right to install a hot water heater to provide hot water to the demised premises. If Tenant requires, uses or consumes water for any other purposes, upon notice to Tenant (unless Tenant ceases to use the water

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for any other purpose), Tenant agrees to Landlord installing a meter or meters or other means to measure Tenant's water consumption, and Tenant further agrees to reimburse Landlord for the reasonable cost of the meter or meters and the installation thereof, and to pay for the maintenance of said meter equipment and/or to pay Landlord's reasonable cost of other means of measuring such water consumption by Tenant. Tenant shall reimburse Landlord on demand for the cost of all water consumed, as measured by said meter or meters or as otherwise measured, including sewer rents.

               (d) Tenant shall make all arrangements for, and pay all expenses incurred in connection with, use of the freight elevators servicing the Demised Premises. All scheduling of the freight elevators shall be done by advanced reservation on a non-discriminatory basis. Landlord agrees that during the Business Hours (as hereinafter defined) on Business Days there shall be no charge for Tenant's normal use of the freight elevators servicing the Demised Premises. However, Tenant acknowledges that (x) Tenant's use of such freight elevator is non-exclusive and subject to scheduling by Landlord, (y) if Tenant's use of such freight elevator for transporting materials, supplies, equipment, machinery, furniture or furnishings will, in Landlord's reasonable opinion, disrupt the operation of the Building (including the normal use of the freight elevators), then Tenant will only be permitted to use such freight elevator during non-Business Hours, in which event Tenant shall be obligated to pay for such usage at Landlord's actual cost therefor and (z) there is a four (4) hour minimum usage of the freight elevator on non-Business Days. Notwithstanding any provision hereof to the contrary, Tenant shall not be charged for the usage of 50 hours of the freight elevator during non-Business Hours in connection with Tenant's Work and initial move into the Demised Premises. Freight Elevator Hours shall mean 8am to 5pm, Monday through Friday.

         17.02 Landlord reserves the right without any liability whatsoever, or abatement of fixed annual rent, or additional rent (except as otherwise expressly set forth in this lease), to stop the heating, air-conditioning, elevator, plumbing, electric and other systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, provided that except in case of emergency, Landlord will notify Tenant in advance, if possible, of any such stoppage and, if ascertainable, its estimated duration, and will proceed diligently with the work necessary to resume such service as promptly as possible and in a manner so as to minimize interference with Tenant's use and enjoyment of the Demised Premises. Notwithstanding the foregoing or anything else to the contrary contained in this Lease, if as a result of either (i) Landlord's failure to provide any services that Landlord is obligated to provide in accordance with the Lease and provided such failure shall not have resulted from any cause beyond Landlord's reasonable control, or
(ii) the making of repairs, alterations, additions or, improvements to the Building by Landlord, the Demised Premises are rendered wholly or partially (but in no event less than 1,000 rentable square feet) untenantable and Tenant ceases the ordinary conduct of its business in the entire portion of the Demised Premises so affected (such portion of the Demised Premises being hereinafter referred to as the "Unusable Area") and all of Tenant's employees (except those needed for security reasons) vacate the entire Unusable Area for a period in excess of five (5) consecutive days (hereinafter called the "Threshold Period"), then beginning upon the day

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following the expiration of the Threshold Period and continuing thereafter until the date that the Unusable Area is once again tenantable for the ordinary conduct of Tenant's business therein or the date on which Tenant resumes the operation of the ordinary conduct of its business in the Unusable Area, whichever occurs earlier, the fixed rent and additional rent payable under
Article 5 hereof shall be (x) fully abated in the event the entire Demised Premises is untenantable or (y) if only part of the Demised Premises is rendered untenantable, abated in the proportion that the number of rentable square feet in the Unusable Area bears to the number of rentable square feet in the entire Demised Premises.

         17.03 Tenant shall at Tenant's sole cost and expense clean and maintain the Demised Premises and shall contract directly with a bonded cleaning company and a carting company utilizing only union members for rubbish removal which shall not create labor disharmony. Tenant agrees that it shall cause its cleaning and carting contractors to comply with all reasonable rules and regulations of the Building and any reasonable security procedures to regulate access to and egress from the Building and the Demised Premises after Business Hours. Tenant agrees that in the event that its cleaning and/or its carting company shall not comply with Landlord's reasonably security precautions and Tenant fails to cure any material security problems within sixty (60) days following notice thereof from Landlord, Tenant shall terminate its relationship with such cleaning and/or carting company, as the case may be.

         17.04 Tenant shall, at its sole cost and expense, operate and maintain any Units serving the Demised Premises. The electricity used to operate the Units shall be measured by the submeters measuring other electric consumption in the Demised Premises and Tenant shall pay for the electric which operates the Units in accordance with the provisions of Article 16 hereof. Such maintenance obligations shall be performed throughout the term of this Lease, on Tenant's behalf and at Tenant's expense, by a reputable air conditioning maintenance company, utilizing union labor only. Tenant's obligation to maintain the Units shall include, but not be limited to, the periodic cleaning and/or replacement of filters, replacements of fuses and belts, the calibration of thermostats and all startup and shut down of the Units. Tenant shall, at its sole cost and expense, perform any and all necessary repairs to the Units. The Units and any replacements thereof shall be and remain at all times the property of Landlord, and Tenant shall surrender the Units and all such replacements to Landlord on the Expiration Date in good working order. Nothing contained in this Section
17.04 shall be construed to obligate either Landlord or Tenant to replace any of the Units.

         17.05 Landlord will not be required to furnish any other services, except as otherwise provided in this Lease.

         17.06 Landlord agrees to maintain the Building lobby as an attended lobby 24 hours a day, 7 days a week, 52 weeks a year, subject to force majeure.

         17.07 Landlord, at its expense, and on Tenant's request, shall maintain the name of Tenant, and the names of its officers and employees on each Building directory, provided that the names so


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listed shall not take up more than Tenant's applicable Tenant's Share of each
Building directory or any Tenant shall pay to Landlord an amount equal to Landlord's standard charge for any such substitute or additional listings after Tenant's initial move into the Building.


                                  ARTICLE 18

                            Intentionally Deleted

                                  ARTICLE 19

                 Access, Changes In Building Facilities, Name

         19.01 All portions of the Building except the inside surfaces of all walls, windows and doors bounding the Demised Premises (including exterior Building walls, core corridor walls and doors and any core corridor entrance) and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Demised Premises for the purpose of operation, maintenance, decoration and repair, are reserved to Landlord. Tenant shall, at its sole cost and expense, have the right to install three (3) dedicated four inch (4") risers in two (2) separate locations in the Building from the point of entry(ies) to the Demised Premises as designated by Landlord.

         19.02 Tenant shall permit Landlord to install, use, replace and maintain pipes, ducts and conduits within the demising walls, bearing columns and ceilings of the Demised Premises provided that such pipes, ducts and conduits are concealed and are installed in a manner which does not detract from the appearance of the Demised Premises or interfere with Tenant's use and occupancy of the Demised Premises or reduce the usable area of the Demised Premises, except to a de minimis extent.

         19.03 Landlord or Landlord's agent shall have the right, at reasonable times and upon reasonable prior notice (except in emergency under clause (ii) hereof) to enter and/or pass through the Demised Premises or any part thereof, except for areas (not to exceed 3,000 rentable square feet) designated by Tenant as private or where money or other valuables are kept (hereinafter referred to as "security areas") unless accompanied by a representative of Tenant, which representative Tenant agrees shall be made available by Tenant, at reasonable times during reasonable hours, (i) to examine the Demised Premises and to show them to the fee owners, lessors of superior leases, holders of superior mortgages, or prospective purchasers, mortgagees or lessees of the Building as an entirety, and (ii) for the purpose of making such repairs or changes in or to the Demised Premises or in or its facilities, as may be provided for by this lease or as may be mutually agreed upon by the parties or as Landlord may be required to make by law or other leases or in order to repair and maintain said structure or its fixtures or facilities. Landlord shall be allowed to take all materials into and upon the Demised Premises that may be reasonably required for such repairs, changes, repainting or maintenance to the Demised Premises only, without liability to Tenant, but Landlord shall not unreasonably interfere with Tenant's use of the Demised Premises. Landlord shall also have the right

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


to enter on and/or pass through the Demised Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Demised Premises or the Building. In such circumstances of emergency, a policeman or fireman shall accompany Landlord's entry into any security area whenever possible and Landlord will give Tenant prompt notice after such entry. Landlord shall undertake, or cause to be undertaken, any repairs, changes or other work pursuant to this Article 19 in such a manner so as to minimize any interference that might be occasioned to Tenant's business operations and to minimize any damage that might result to the appearance or function of the affected areas of the Demised Premises but Landlord shall not be required to use overtime labor except as expressly set forth in this Lease. Landlord shall promptly repair any damage to the Demised Premises or Tenant's Property caused by any repairs, changes or other work performed pursuant to this
Article 19 but Landlord shall not be required to use overtime labor except as expressly set forth in this Lease.

         19.04 During the period of twelve (12) months prior to the Expiration Date, Landlord may, upon reasonable prior notice to Tenant, exhibit the Demised Premises (other than security areas unless accompanied by a representative of Tenant which representative Tenant agrees shall be made available by Tenant), to prospective tenants during the times allowed in Section 19.03.

         19.05 Landlord reserves the right, upon reasonable prior notice without incurring any liability to Tenant therefor, and without it constituting an actual or constructive eviction, to make such changes in or to the Building and the fixtures and equipment thereof, as well as in or to the size, composition, number, arrangement or location of the public entrances, doors, doorways, halls, passages, elevators, escalators and stairways and other public portions thereof, as it may deem reasonably necessary or desirable provided that (a) Tenant shall, at all times, have ingress and egress to and from the Building and the Demised Premises as provided in this lease, (b) such change does not unreasonably interfere with Tenant's use of and access to and from the Demised Premises or significantly diminish elevator or other services presently available to Tenant,
(c) such changes do not adversely affect the nature of the Building, and (d) once completed, no such changes, alterations, additions, improvements or repairs shall materially interfere with the conduct of Tenant's business in the Demised Premises and its use of and access to and from the Demised Premises. Tenant hereby agrees that it has been advised by Landlord that it may combine the existing separate entrances and lobbies to the 500 Building and the 512 Building into one combined entrance and lobby. Tenant hereby agrees to such combination as Landlord is permitted to make pursuant to this Section 19.05.

         19.06 (a) For the purposes of this lease, "Occupancy Requirement" shall mean that this lease is in full force and effect, that no Event of Default exists and that the Tenant named herein or a person that is a Related Entity to the Tenant named herein or a successor to the Tenant named herein (or to a Related Entity of the Tenant named herein) after a transfer of the stock of Tenant ("Stock Transfer"), is the then Tenant under this lease and occupies, for its own account, rentable area in the Building of no less than an amount equal to ninety (90%) percent of the Demised Premises

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

               (b) Landlord may adopt any name for the Building, except that during that portion of the term of this lease that the Occupancy Requirement is satisfied, Landlord shall not adopt as the name of the Building the name of any Competitor.

               (c) Notwithstanding the foregoing, if at any time during the term of this lease the Occupancy Requirement is not satisfied, and Landlord adopts a name for the Building that would have been prohibited but for the fact that the Occupancy Requirement was not satisfied, and thereafter the Occupancy Requirement is again satisfied, Landlord shall not be obligated to rename or unname the Building.

         19.07 For the purposes of Article 19, the term "Landlord" shall include lessors of leases and the holders of mortgages to which this lease is subject and subordinate as provided in Article 7.

         19.08 Any reservation in this lease of a right by Landlord to enter upon the Demised Premises and to make or perform any repairs, alterations or other work in, to or about the Demised Premises which, in the first instance, is the obligation of Tenant pursuant to this lease shall not be deemed to: (i) impose any obligation on Landlord to do so, (ii) render Landlord liable (to Tenant or any third party) for the failure to do so, or (iii) relieve Tenant from any obligations to indemnify Landlord as otherwise provided elsewhere in this lease.

         19.09 Landlord agrees that the Demised Premises will be accessible 52 weeks per year. 24 hours a day 7 days per week, subject to Landlord's reasonable security procedures and force majeure.

         19.10 Tenant shall be permitted to use the fire stairways as a means of passage between the floors comprising the Demised Premises subject to any rules and regulations that the Fire Department of the City of New York or any other governmental body having jurisdiction shall impose with respect to such usage.

                                  ARTICLE 20

                             Notice Of Accidents

         20.01 Tenant shall give notice to Landlord, promptly after Tenant learns thereof, of (i) any accident in or about the Demised Premises for which Landlord might be liable, (ii) all fires in the Demised Premises, (iii) all damages to or defects in the Demised Premises, including the fixtures, equipment and appurtenances thereof, for the repair of which Landlord might be responsible, and (iv) all damage to or defects in any parts or appurtenances of the Building's sanitary, electrical, heating, ventilating, air conditioning, elevator and other systems located in or passing through the Demised Premises or any part thereof.

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                                   ARTICLE 21

                        Non-Liability And Indemnification

         21.01 Except as otherwise provided in this lease, neither Landlord nor any agent or employee of Landlord shall be liable to Tenant for any injury or damage to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, any property of Tenant or of any other person, irrespective of the cause of such injury, damage or loss, unless caused by or due to the negligence or willful misconduct of Landlord, its agents or employees occurring within the scope of their respective employments, it being understood that no property, other than such as might normally be brought upon or kept in the Demised Premises as an incident to the reasonable use of the Demised Premises for the purpose herein permitted, will be brought upon or be kept in the Demised Premises.

         21.02 (a) Except to the extent of the negligence or willful misconduct of Landlord, or its employees, agents or contractors and subject to the provisions of Section 11.03, Tenant shall indemnify and save harmless Landlord and its agents against and from (i) any and all claims arising from (A) the conduct or management of the Demised Premises or of any business therein, or (B) any work or thing whatsoever done, or any condition created (other than by Landlord for Landlord's or Tenant's account) in or about the Demised Premises during the term of this lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises, or (C) arising from any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors, and (ii) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding.

               (b) Except to the extent of negligence or willful misconduct of Tenant, or its employees, agents or contractors, and subject to the provisions of Section 11.03, Landlord shall indemnify and save harmless Tenant and its agents against and from (i) any and all claims arising from any negligent or otherwise wrongful act or omission of Landlord or any of its tenants or licensees or its or their employees, agents or contractors, (ii) any claims arising from the operation by Landlord of the lobby or other public areas of the Building, and (iii) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Tenant by reason of any such claim, Landlord, upon notice from Tenant, shall resist and defend such action or proceeding.

         21.03 Except as otherwise expressly provided in this lease, this lease and the obligations of Tenant hereunder shall be in no wise affected, impaired or excused because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this lease by reason of strike, other


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labor trouble, governmental pre-emption or priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, acts of God or other like cause beyond Landlord's reasonable control.

         21.04 (a) If any claim that is within the scope of any indemnity set forth in this lease is asserted against any indemnified party, then the indemnified party shall give prompt written notice (each, an "Indemnified Party Notice") thereof to the indemnifying party (i.e., within a time period so as not to prejudice the indemnifying party's or its insurer's ability to defend effectively any action or proceeding brought on such claim) and the indemnifying party shall have the right to defend and control the defense of any action or proceeding brought on such claim with counsel chosen by the indemnifying party subject to the approval of the indemnified party (such approval not to be unreasonably withheld) or by the indemnifying party's insurance company. If the indemnifying party shall defend any such action or proceeding, then

                  (i) the indemnified party shall cooperate with the indemnifying party (or its insurer) in the defense of any such action or proceeding in such manner as the indemnifying party (or its insurer) may from time to time reasonably request and the indemnifying party shall not be liable for the costs of any separate counsel employed by the indemnified party,

                  (ii) the indemnifying party shall not be liable for any settlement made without the indemnifying party's consent,

                  (iii) if such action or proceeding can be settled by the payment of money by the indemnifying party and without the need to admit liability on the indemnified party's part, then the indemnifying party shall have the right to settle such action or proceeding without the indemnified party's consent and the indemnifying party shall have no obligation under the applicable indemnity set forth in this lease with respect to such action or proceeding or other actions or proceedings involving the same or related facts if the indemnified party refuses to agree to such a settlement, and

                  (iv) if such action or proceeding cannot be settled merely by the payment of money by the indemnifying party and without the need to admit liability on the indemnified party's part, then the indemnifying party shall not settle such action or proceeding without the indemnified party's consent (which consent shall not be unreasonably withheld, conditioned or delayed).

               (b) If an indemnifying party shall, in good faith, believe that a claim set forth in an Indemnified Party Notice is or may not be within the scope of the indemnifying party's indemnity set forth in this lease then, pending determination of that question, the indemnifying party shall not be deemed to be in default under this lease by reason of its failure or refusal to indemnify and hold harmless any indemnified party therefrom or to pay such costs, expenses and liabilities, but if it shall be finally determined by a court of competent jurisdiction or by arbitration in accordance with Article 34 that such claim was within the scope of such indemnifying party's indemnity set forth

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in this lease then such indemnifying party shall be liable for any judgment or reasonable settlement or any reasonable legal fees incurred by the party entitled to indemnification hereunder.

         21.05 Notwithstanding any provision of this lease to the contrary, in no event shall Landlord or Tenant be liable to the other for consequential damages.

         21.06 The provisions of this Article 21 shall survive the expiration or earlier termination of this lease.

                                   ARTICLE 22

                              Destruction Or Damage

         22.01 If the Building or the Demised Premises shall be damaged or destroyed by fire or other cause, Landlord, within sixty (60) days after such damage or destruction, shall deliver to Tenant said estimate of the time (hereinafter referred to as the "Estimated Time") required to repair or restore the damage or destruction, prepared by an independent contractor or architect selected by Landlord within twenty (20) days after such damage or destruction, and reasonably approved by Tenant within ten (10) business days after written notice from Landlord identifying such independent contractor or architect (such estimate being hereinafter referred to as the "Estimate"). If the Building or the Demised Premises shall be partially damaged or partially destroyed by fire or other cause, the rents payable hereunder shall be abated to the extent that the Demised Premises shall have been rendered untenantable or inaccessible and for the period from the date of such damage or destruction to the date the damage to the Building and the Demised Premises shall be repaired and restored so as to render the Demised Premises tenantable and accessible. If the Demised Premises or a major part thereof shall be totally (which shall be deemed to include substantially totally) damaged or destroyed or rendered completely (which shall be deemed to include substantially completely) untenantable or inaccessible on account of fire or other cause, all of the rents shall abate as of the date of the damage or destruction and until all of the damage and destruction to the Building and the Demised Premises shall be repaired and restored so as to render the Demised Premises tenantable and accessible, provided, however, that should Tenant reoccupy a portion of the Demised Premises during the period the restoration work is taking place and prior to the date that the same are made completely tenantable, rents allocable to such portion shall be payable by Tenant from the date of such occupancy.

         22.02 If the Building shall be so damaged or destroyed by fire or other cause (whether or not the Demised Premises are damaged or destroyed) as to require a reasonably estimated expenditure of more than 40% of the full insurable value of the Building immediately prior to the casualty, then, as long as Landlord shall concurrently elect to terminate at least 75% of leases for office space in the building in which the affected area of the Demised Premises is located, Landlord may terminate this lease by giving Tenant notice to such effect within ninety (90) days after the date of the casualty. In case of any damage or destruction to the Building or the Demised Premises mentioned in this
Section 22.02 Tenant may terminate this lease, (a) by notice to Landlord sent

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within sixty (60) days after receipt of the Estimate if the Estimated Time exceeds nine (9) months or, (b) if Landlord has not completed the making of the required repairs and restored and rebuilt the Building and the Demised Premises in such time as will enable Tenant, commencing upon the completion of the repair and restoration required to be performed by Landlord and prosecuting same with reasonable diligence, to complete the restoration of the Demised Premises (including Tenant's Work) within nine (9) months from the date of such damage or destruction, or within such period after such date (not exceeding three (3) months) as shall equal the aggregate period Landlord may have been delayed in doing so by labor trouble, governmental controls, act of God, or any other cause beyond Landlord's reasonable control, by notice to Landlord sent within thirty
(30) days after such nine (9) month period (as same may be extended pursuant to the provisions of Section 22.02(b)), or (c) by notice to Landlord sent within sixty (60) days of receipt of the Estimate if such damage or destruction occurs during the last two (2) years of the term hereof and the Estimated Time exceeds four (4) months, or (d) if such damage or destruction occurs during the last two
(2) years of the term hereof if Landlord shall not have completed making the required repairs and restoration of the Building and Demised Premises in such time as will enable Tenant, commencing upon the completion of the repair and restoration required to be performed by Landlord and prosecuting same with reasonable diligence to complete the restoration of the Demised Premises (including Tenant's Work) within four (4) months from the date of such damage or destruction, by notice to Landlord sent within sixty (60) days after such four
(4) month period.

         22.03 If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other cause, then, whether or not the damage or destruction shall have resulted from the fault or neglect of Tenant, or its employees, agents or visitors (and if this lease shall not have been terminated as in this Article provided), Landlord shall repair the damage and restore and rebuild the Building and/or the Demised Premises, at its expense, with reasonable dispatch after notice to it of the damage or destruction; provided, however, that Landlord shall not be required to repair or replace any of Tenant's Property, Tenant's Changes or Tenant's Work.

         22.04 No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises or of the Building pursuant to this Article. Landlord shall use commercially reasonable efforts to effect such repair or restoration promptly and in such manner as to not unreasonably interfere with Tenant's use and occupancy and commercially reasonable efforts to collect the proceeds of any insurance which may be payable in respect of such casualty.

         22.05 Notwithstanding any of the foregoing provisions of this Article, if Landlord or the lessor of any superior lease or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other cause, solely by reason of the negligence or willful act of Tenant, and, provided Landlord has complied with all of its obligations hereunder and under any superior lease and/or superior mortgage, then, without prejudice to any other remedies

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which may be available against Tenant, there shall be no abatement of Tenant's rents, but the total amount of such rents not abated (which would otherwise have been abated) shall not exceed the amount of such uncollected insurance proceeds.

         22.06 Landlord will not carry insurance of any kind on Tenant's Property, Tenant's Changes or Tenant's Work, and, except as provided by law or by reason of its fault or its breach of any of its obligations hereunder or as otherwise set forth in this lease, shall not be obligated to repair any damage thereto or replace the same.

         22.07 The provisions of this Article shall be considered an express agreement governing any case of damage or destruction of the Demised Premises by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

                                  ARTICLE 23

                                Eminent Domain

         23.01 If the whole of the Building shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose, this lease and the term and estate hereby granted shall forthwith terminate as of the date of vesting of title in such taking (which date is hereinafter also referred to as the "date of the taking"), and the rents shall be prorated and adjusted as of such date.

         23.02 Except as hereafter expressly set forth, if only a part of the Building shall be so taken, this lease shall be unaffected by such taking, except that Tenant may elect to terminate this lease in the event access to and from the Demised Premises is materially impeded or in the event of a partial taking of the Demised Premises if the remaining area of the Demised Premises shall not be reasonably sufficient for Tenant to continue feasible operation of its business. Tenant shall give notice of such election to Landlord not later than sixty (60) days after (i) notice of such taking is given by Landlord to Tenant, or (ii) the date of such taking, whichever occurs sooner. Upon the giving of such notice by Tenant this lease shall terminate on the date of such taking and the rents shall be prorated as of such termination date. Upon such partial taking and this lease continuing in force as to any part of the Demised Premises, the rents apportioned to the part taken shall be prorated and adjusted as of the date of taking and from such date the fixed rent for the Demised Premises and additional rent shall be payable pursuant to Article 5 according to the rentable area remaining.

         23.03 Landlord shall be entitled to receive the entire award in any proceeding with respect to any taking provided for in this Article without deduction therefrom for any estate vested in Tenant by this lease and Tenant shall receive no part of such award, except as hereinafter expressly provided in this Article. Tenant hereby expressly assigns to Landlord all of its right, title and interest in or to every such award. Notwithstanding anything herein to the contrary, Tenant May, at its sole cost

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and expense, make a claim with the condemning authority for Tenant's moving expenses, the value of Tenant's fixtures or Tenant's Changes which do not become part of the Building or property of Landlord, any compensation to which Tenant may otherwise lawfully be entitled in such case in respect of Tenant's Property, provided such award shall be made by the condemning authority in addition to, and shall not result in any reduction of, the award made by it to Landlord.

         23.04 If the temporary use or occupancy of all or any part of the Demised Premises shall be lawfully taken by condemnation or in any other manner for any public or quasi-public use or purpose during the term of this lease, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award for such taking which represents compensation for the use and occupancy of the Demised Premises and, if so awarded, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Demised Premises. This lease shall be and remain unaffected by such taking as long as such taking shall not exceed a period of six (6) months and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay in full the fixed rent and additional rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award which represents compensation for the use or occupancy of the Demised Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period prior to the Expiration Date and Landlord shall receive so much thereof as represents the period subsequent to the Expiration Date. All moneys received by Tenant as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the rents hereunder have been paid by Tenant shall be received, held and applied by Tenant as a trust fund for payment of the rents falling due hereunder. Any taking for a period of time in excess of six (6) months shall be deemed a total taking.

         23.05 In the event of any taking of less than the whole of the Building which does not result in a termination of this lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Demised Premises which does not extend beyond the Expiration Date, Landlord, at its expense, and to the extent any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair, alter and restore
(a) the remaining parts of the Building to substantially a building standard condition to the extent that the same may be feasible and so as to constitute a complete and tenantable Building and (b) the Demised Premises to substantially the condition existing prior to the taking.

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         23.06 Should any part of the Demised Premises be taken to effect compliance with any law or requirement of public authority other than in the manner hereinabove provided in this Article, then (i) if such compliance is the obligation of Tenant under this lease, Tenant shall not be entitled to any diminution or abatement of rent or other compensation from Landlord therefor, but (ii) if such compliance is the obligation of Landlord under this lease, the fixed rent hereunder shall be reduced and additional rents under Article 5 shall be adjusted in the same manner as is provided in Section 23.02 according to the reduction in rentable area of the Demised Premises resulting from such taking.

         23.07 Any dispute which may arise between the parties with respect to the meaning or application of any of the provisions of this Article shall be determined by arbitration in the manner provided in Article 34.

                                  ARTICLE 24

                             Surrender; Holdover

         24.01 On the last day of the term of this lease, or upon any earlier termination of this lease, or upon any re-entry by Landlord upon the Demised Premises, Tenant shall quit and surrender the Demised Premises to Landlord in good order, condition and repair, except for ordinary wear and tear and Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in this lease and shall repair any damage to the Demised Premises resulting from such removal.

         24.02 (a) In the event this lease is not renewed or extended or a new lease is not entered into between the parties, and if Tenant shall then hold over after the expiration of the term of this lease, and if Landlord shall then not proceed to remove Tenant from the Demised Premises in the manner permitted by law (or shall not have given written notice to Tenant that Tenant must vacate the Demised Premises) irrespective of whether or not Landlord accepts rent from Tenant for a period beyond the Expiration Date, the parties hereby agree that Tenant's occupancy of the Demised Premises after the expiration of the term shall be under a month-to-month tenancy commencing on the first day after the expiration of the term, which tenancy shall be upon all of the terms set forth in this lease except Tenant shall pay on the first day of each month of the holdover period as fixed rent, an amount equal to the Applicable Percentage (as hereinafter defined) of the greater of (a) one-twelfth the fixed rent payable by Tenant during the last year of the term of this lease (i.e., the year immediately prior to the holdover period) and (b) one twelfth of the annual fair market rental value of the Demised Premises on the date of such holdover. Further, Landlord shall not be required to perform any work, furnish any materials or make any repairs within the Demised Premises during the holdover period. It is further stipulated and agreed that if Landlord shall, at any time after the expiration of the original term or after the expiration of any term created thereafter, proceed to remove Tenant from the Demised Premises as a holdover, the fixed rent for the use and occupancy of the Demised Premises during any holdover period shall be calculated in the same manner as set forth above. In addition to the foregoing, Landlord shall be entitled to recover from Tenant any losses or damages arising from such holdover. For purposes of this
Section 24.02(a), the term

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"Applicable Percentage" means (i) 150% for the first thirty (30) days of any holdover. (ii) 175% for the next thirty (30) days of such holdover, and (iii) 200% thereafter.

               (b) Notwithstanding anything to the contrary contained in this lease, the acceptance of any rent paid by Tenant pursuant to subsection 24.02(a) above shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an "agreement expressly providing otherwise" within the meaning of Section 232-c of the Real Property Law of the State of New York.

               (c) All damages to Landlord by reason of holding over by Tenant may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Tenant.

                                   ARTICLE 25

                            Conditions Of Limitation

          25.01 To the extent permitted by applicable law this lease and the term and estate hereby granted are subject to the limitation that whenever Tenant shall make an assignment of the property of Tenant for the benefit of creditors, or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency shall be filed against Tenant under any bankruptcy or insolvency law, or whenever a petition shall be filed against Tenant under the reorganization provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Act or under the provisions of any law of like import, or whenever a permanent receiver of Tenant or of or for the property of Tenant shall be appointed, then, Landlord, (a) at any time after receipt of notice of the occurrence of any such event, or (b) if such event occurs without the acquiescence of Tenant, at any time after the event continues unstayed for ninety (90) days, may give Tenant a notice of intention to end the term of this lease at the expiration of five (5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 27.

         25.02 This lease and the term and estate hereby granted are subject to the further limitation that:

               (a) whenever Tenant shall default in the payment of any installment of fixed rent, or in the payment of any additional rent or any other charge payable by Tenant to Landlord, on any day upon which the same ought to be paid, and such default shall continue for fifteen (15) days after Landlord shall have given Tenant a notice specifying such default; or

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               (b) whenever Tenant shall default in the performance of any of
Tenant's obligations hereunder, and if such default shall continue and shall not be remedied by Tenant within thirty (30) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within a period of thirty (30) days and the continuance of which for the period required for cure will not subject Landlord to the risk of criminal liability (as more particularly described in Section 10.02), if Tenant shall not, (i) within said thirty (30) day period advise Landlord of Tenant's intention to duly institute all steps necessary to remedy such situation, (ii) duly institute within said thirty (30) day period, and thereafter diligently prosecute to completion all steps necessary to remedy the same, and (iii) complete such remedy within such time after the date of the giving of said notice of Landlord as shall reasonably be necessary; or

               (c) whenever any event shall occur or any contingency shall arise whereby this lease or the estate hereby granted or the unexpired balance of the term hereof shall, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by
Article 9, and if the same shall continue for fifteen (15) days after notice thereof from Landlord; then in any of said cases set forth in the foregoing Subsections (a), (b) and (c), Landlord may give to Tenant a notice of intention to end the term of this lease at the expiration of five (5) days from the date of the service of such notice of intention, and upon the expiration of said five
(5) days this lease and the term and estate hereby granted, whether or not the term shall theretofore have commenced, shall terminate with the same effect as if that day were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 27.

                                  ARTICLE 26

                             Re-Entry By Landlord

         26.01 If there shall occur any default described in Article 25 hereof, and such default shall continue beyond the expiration of the cure period therefore provided in Article 25 (after any required notice), or if this lease shall terminate as in Article 25 provided, Landlord or Landlord's agents and employees may immediately or at any time thereafter re-enter the Demised Premises, or any part thereof, in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises again as and of its first estate and interest therein. The word re-enter, as herein used, is not restricted to its technical legal meaning. In the event of any termination of this lease under the provisions of Article 25 or if Landlord shall re-enter the Demised Premises under the provisions of this Article or in the event of the termination of this lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the fixed rent and additional rent payable by Tenant to Landlord up to the time of such termination of

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this lease, or of such recovery of possession of the Demised Premises by
Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 27.

         26.02 In the event of a breach or threatened breach by Tenant of any of its obligations under this lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

         26.03 If this lease shall terminate under the provisions of Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of this Article, or in the event of the termination of this lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all moneys, if any, paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such moneys shall be credited by Landlord against any fixed rent or additional rent due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 27 or pursuant to law and any excess shall be promptly paid or returned to Tenant.

                                  ARTICLE 27

                                   Damages

         27.01 If this lease is terminated under the provisions of Article 25, Tenant shall pay to Landlord as damages, at the election of Landlord, either:

               (a) a sum which at the time of such termination of this lease represents the then present value of the excess, if any, discounted at the prime rate per annum, of:

                  1. the aggregate of the fixed rent and the additional rent payable hereunder which would have been payable by Tenant (conclusively presuming the additional rent to be the same as was payable for the year immediately preceding such termination) for the period commencing with such earlier termination of this lease and ending with the Expiration Date, had this lease not so terminated over

                   2. the aggregate rental value of the Demised Premises for the same period; or

               (b) sums equal to the fixed rent and the additional rent (as above presumed) payable hereunder which would have been payable by Tenant had this lease not so terminated, payable upon the due dates therefor specified herein following such termination and until the Expiration Date, provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such

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net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by Landlord in terminating this lease and in securing possession thereof, as well as the expenses of reletting, including altering and preparing the Demised Premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the Demised Premises and the rental therefrom; it being understood that any such reletting may be for a period shorter or longer than the remaining term of this lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection to a credit in respect of any net rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis (for equivalent space) shall be made of the rent received from such reletting and of the expenses of reletting. If the Demised Premises or any part thereof be relet by Landlord for the unexpired portion of the term of this lease, or any part thereof, before presentation of proof of such damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall, prima facie, be the fair and reasonable rental value for the Demised Premises, or part thereof, so relet during the term of the reletting.

         27.02 Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this lease would have expired if it had not been so terminated under the provisions of Article 25, or under any provision of law, or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this lease or re-entry on the Demised Premises for the default of Tenant under this lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in Section 27.01.

                                   ARTICLE 28

                                     Waiver

         28.01 Tenant, for Tenant, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this lease for the term hereby demised after the termination of this lease as herein provided.

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         28.02 In the event that Tenant is in arrears in payment of fixed rent or additional rent hereunder, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items it sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

         28.03 Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Demised Premises, including any claim of injury or damage, or any emergency or other statutory remedy with respect thereto. In the event Landlord commences any summary proceedings for possession of the Demised Premises, Tenant covenants and agrees that it will not interpose any counterclaim of any nature or description in any such proceeding except a mandatory counterclaim or defense that would be lost if not so interposed.

         28.04 The provisions of Articles 17 and 18 shall be considered expressed agreements governing the services to be furnished by Landlord, and Tenant agrees that any laws and/or requirements of public authorities, now or hereafter in force, shall have no application in connection with any enlargement of Landlord's obligations with respect to such services unless Tenant agrees, in writing, to pay to Landlord, as additional rent, Landlord's reasonable charges for any additional services provided.

         28.05 If, at any time during the term of this lease, any requirement of public authority shall have the effect of limiting, for any period of time, the amount of the rents payable by Tenant, or receivable by Landlord, under this lease, and the maximum rents so permitted to be paid by Tenant, or received by Landlord, hereunder shall be less than the rents herein reserved, then:

               (a) throughout the period of limitation, Tenant shall remain liable for the maximum amount of rents that is lawfully payable; and

               (b) if and when the period of limitation ends, the requirement of public authority imposing such limitation is repealed, or such limitation is restrained or rendered unenforceable by any order or ruling of a court of appropriate jurisdiction:

                   (i) to the extent that the same is not prohibited by any requirement of public authority, Tenant shall pay to Landlord, on demand, all amounts that would have been due from Tenant to Landlord during the period of limitation, but that were not paid because of the requirements of public authorities; and

                   (ii) thereafter, Tenant shall pay to Landlord all of the rents reserved under this lease, all of which shall be calculated as if there had been no intervening period of limitation.



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                                   ARTICLE 29

                        No Other Waivers Or Modifications


         29.01 The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this lease, in whole or in part, unless such executory agreement is in writing, refers expressly to this lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

         29.02 The following specific provisions of this Section shall not be deemed to limit the generality of any of the foregoing provisions of this
Article:

               (a) no agreement to accept a surrender of all or any part of the Demised Premises shall be valid unless in writing and signed by Landlord. The delivery of keys to an employee of Landlord or of its agent shall not operate as a termination of this lease or a surrender of the Demised Premises. If Tenant shall at any time request Landlord to sublet the Demised Premises for Tenant's account, Landlord or its agent is authorized to receive said keys for such purposes without releasing Tenant from any of its obligations under this lease, and Tenant hereby releases Landlord from any liability for loss or damage to any of Tenant's property in connection with such subletting except arising out of the negligence or willful act of Landlord or its agent.

               (b) the receipt by Landlord of rent with knowledge of breach of any obligation of this lease shall not be deemed a waiver of such breach.

               (c) no payment by Tenant or receipt by Landlord of a lesser amount than the correct fixed rent or additional rent due hereunder shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this lease or at law provided.

                                   ARTICLE 30

            Curing Tenant's Defaults, Additional Rent; Reimbursement

         30.01 (a) if Tenant shall default in the performance of any of Tenant's obligations under this lease and such default shall continue beyond the expiration of any applicable cure period (after required notice), Landlord, without thereby waiving such default, may (but shall not be obligated

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to) perform the same for the account and at the expense of Tenant, without notice, in a case of emergency;

               (b) if Tenant is late in making any payment due to Landlord from Tenant under this lease for five (5) or more days, then interest shall become due and owing to Landlord on such payment from the date when it was due, computed at the rate (the "Interest Rate") of five (5%) percent per annum over the Base Rate (as defined in Section 5.07) but in no event in excess of the maximum legal rate of interest chargeable in the State of New York.

         30.02 Bills for any reasonable expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all reasonable costs, expenses and disbursements of every kind and nature whatsoever, including reasonable counsel fees, involved in collecting or endeavoring to collect the fixed rent or additional rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this lease, or pursuant to law, providing Landlord is the prevailing party or a settlement is made in favor of Landlord, including any such reasonable cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished, or rendered, by Landlord or at its instance to Tenant, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and, shall be due and payable in accordance with the terms of such bills. In the event Tenant institutes any action against Landlord to enforce any rights against Landlord under this lease or pursuant to law (after Landlord defaults in the observance or performance of its obligations under this lease and such default continues after any required notice and the expiration of any applicable cure period) and providing Tenant is the prevailing party or a settlement is made in favor of Tenant, Tenant shall be entitled to recover reasonable counsel fees, costs, expenses and disbursements incurred by Tenant in connection with such action.

                                   ARTICLE 31

                                     Broker

         31.01 Tenant covenants, warrants and represents that it had no conversations or other communications with any broker or finder except Newmark & Company Real Estate, Inc. and Cushman & Wakefield, Inc. (collectively, the "Broker") in connection with the leasing of the Demised Premises to Tenant and that, to Tenant's best knowledge, there were no brokers or finders except the Broker instrumental in consummating this lease. Tenant agrees to hold Landlord harmless against any claims for a brokerage commission or consultation fees arising out of any conversations or negotiations had by Tenant with any brokers or finders except for the Broker.

         31.02 Based upon the foregoing representation, Landlord has agreed to pay, pursuant to a separate written agreement, a brokerage commission to the Broker.

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





         31.03 Landlord covenants, warrants and represents that it had no conversations or other communications with any broker or finder (except the Broker) in connection with the leasing of the Demised Premises to Tenant and that, to Landlord's best knowledge, there were no brokers or finders except the Broker instrumental in consummating this lease. Landlord agrees to hold Tenant harmless against any claims for a brokerage commission or consultation fees arising out of any conversations or negotiations had by Landlord with any brokers or finders, including the Broker.

                                   ARTICLE 32

                                     Notices

         32.01 Except as otherwise expressly permitted in this lease, all notices, demands, approvals, consents, requests and other communications which under the terms of this lease, or under any statute, must or may be given or made by the parties hereto, must be in writing, and must be made either (i) by depositing such notice in the registered or certified mail of the United States of America, return receipt requested, or (ii) by delivering such notice by a commercial courier ("next business day delivery"), which courier provides for delivery with receipt guaranteed, addressed to each party as follows:


               If to Landlord:            at the address set forth on the first page of this lease

               With a copy only           Arent Fox Kintner Plotkin & Kahn, PLLC
               of notices of              1675 Broadway, 25th Floor
               default and/or             New York, New York 10019
               lease termination:         Attention: Jeffrey Walker, Esq.

               If to Tenant:              at the address set forth on the first page of this lease
                                          Attention: General Counsel

                                          prior to the Commencement Date,
                                          and at the Demised Premises, after the
                                          Commencement Date
                                          Attention: General Counsel

         32.02 All notices, demands, approvals, consents, requests and other communications shall be deemed to have been delivered (i) if mailed as provided for in this Article, on the date which is three (3) business days after mailing or (ii) if sent by commercial courier, on the date which is one (1) business day after dispatching. Either party may designate by notice in writing given in the manner herein specified a new or other address to which such notice, demand, approval, consent, request or other communication shall thereafter be so given or made. Notwithstanding the foregoing all fixed rent and additional rent statements, bills and invoices may be given by regular mail, hand delivery or facsimile transmission and shall be deemed given upon receipt, and emergency repair

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





notices may be hand delivered or sent via facsimile transmission and shall be deemed given upon receipt.

                                   ARTICLE 33

                              Estoppel Certificate

         33.01 Within ten (10) days after either party's request, the other party shall execute and deliver to the requesting party a statement (i) certifying that this lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications) and whether any options granted to Tenant pursuant to the provisions of this lease have been exercised, (ii) certifying the dates to which the fixed rent and additional rent have been paid and the amounts thereof, (iii) stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this lease, or if Tenant is the certifying party, whether Tenant is in default, and, if so, specifying each such default of which the signer may have knowledge, (iv) stating whether Tenant has any rights to offsets or abatement of rent, (v) stating whether Tenant has prepaid any rent for more than one month in advance, and (vi) certifying such other information as the requesting party reasonably requests, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing and their respective successors and/or assigns. Breach of the foregoing by either party will constitute such party's acknowledgment which may be relied on by any person holding or proposing to acquire an interest in the Building, this lease or any superior mortgage, that this lease is unmodified and in full force and effect and will constitute, as to any such person, a waiver of any defaults on either party's part which may exist prior to the date of such request. The foregoing shall not limit any other rights and remedies available to Landlord or Tenant for breach of this Article.

                                   ARTICLE 34

                                   Arbitration

         34.01 Either party may request arbitration of any matter in dispute wherein arbitration is expressly provided in this lease as the appropriate remedy. The party requesting arbitration shall do so by giving notice to that effect to the other party, and both parties shall promptly thereafter jointly apply to the American Arbitration Association (or any organization successor thereto) in the City and County of New York for the appointment of a single arbitrator.

         34.02 Except to the extent provided to the contrary, the arbitration shall be conducted in accordance with the Expedited Procedures provisions of the AAA, presently Rules E1 through E10 and, to the extent applicable, Section R-19; provided, however, that with respect to any such arbitration, (a) the parties shall dispense with attempting to agree on an arbitrator in accordance with the first sentence of Section E-5(b) and shall follow the procedure set forth in the second sentence

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





of Section E-5(b) and the list of arbitrators referred to in Rule E-5(b), shall be returned to the AAA within five (5) days from the date of mailing; (b) the parties shall notify the AAA by facsimile within four (4) days of any objections to the arbitrator appointed and will have no right to object if the arbitrator so appointed was on the list submitted by the AAA in accordance with Rule E-5(a) and was not struck from the list in accordance with the second sentence of Rule E-5(b); (c) the Notice of Hearing referred to in Rule E-8 shall be four (4) days in advance of the hearing; (d) the hearing shall be held within five (5) days after the appointment of the arbitrator; and (e) the decision and award of the arbitrator shall be final and conclusive on the parties. In rendering such decision and award, the arbitrator shall not add to, subtract from or otherwise modify the provisions of this lease.

         34.03 If for any reason whatsoever a written decision and award of the arbitrator shall not be rendered within ninety (90) days after the appointment of such arbitrator, then at any time thereafter before such decision and award shall have been rendered either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding or otherwise (but not by a new arbitration proceeding) as may be proper to determine the question in dispute consistently with the provisions of this lease.

         34.04 All the expenses of the arbitration shall be borne by the parties equally except that each party shall be responsible for its own legal and witness fees and expenses.

                                   ARTICLE 35

         No Other Representations, Construction, Governing Law, Consents

         35.01 Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this lease or in any other written agreement which may be made between the parties concurrently with the execution and delivery of this lease and shall expressly refer to this lease. This lease and said other written agreement(s) made concurrently herewith are hereinafter referred to as the "lease documents". It is understood and agreed that all understandings and agreements heretofore had between the parties are merged in the lease documents, which alone fully and completely express their agreements and that the same are entered into after full investigation, neither party relying upon any statement or representation not embodied in the lease documents, made by the other.

         35.02 If any of the provisions of this lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this lease shall be valid and enforceable to the fullest extent permitted by law. This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted.

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





         35.03 This lease shall be governed in all respects by the laws of the State of New York applicable to agreements made and wholly executed therein without reference to conflicts of laws principles.

         35.04 Wherever in this lease Landlord's consent or approval is required, if Landlord shall refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval (except in instances where it has been judicially determined that Landlord has acted in bad faith). Tenant's sole remedy shall be an action or proceeding to enforce any such provision, for specific performance, injunction or declaratory judgment or for a determination as to whether Landlord reasonably withheld its consent pursuant to either (a) the Simplified Procedure For Court Determination of Disputes as set forth in the CPLR ss.3031 et seq. (or any successor thereto), or (b) arbitration under the Expedited Procedures provisions of the AAA as set forth in Section 34.02 above (and the fees and expenses of such arbitration shall be borne by the unsuccessful party), and, if Tenant elects either (a) or (b) above, the decision shall be final and conclusive on the parties.

         35.05 Submission by Landlord of this lease for execution by Tenant shall neither confer any rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this lease and duplicate originals thereof shall have been delivered to the respective parties.

         35.06 If there shall be more than one person named as Tenant herein, then all such persons shall be deemed to be joint tenants in the leasehold estate demised hereby, with joint and several liability hereunder.

         35.07 Without Landlord's prior written consent, Tenant may not record this lease or a memorandum hereof.

                                  ARTICLE 36

                                Parties Bound

         36.01 The obligations of this lease shall bind and benefit the successors and assigns of the parties with the same effect as if mentioned in each instance where a party is named or referred to, except that no violation of the provisions of Article 9 shall operate to vest any rights in any successor or assignee of Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article 25. However, the obligations of Landlord under this Lease shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent Landlord after the sale, conveyance, assignment or transfer by such subsequent Landlord) of its interest in the Building as owner or lessee, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all future covenants and obligations of Landlord hereunder. It shall be deemed, without further agreement, that the successor or transferee landlord, as applicable, has assumed and agreed to perform and observe all covenants, liabilities and obligations of Landlord herein during the period it is the holder of Landlord's interest under this Lease and such successor or transferee landlord shall be obligated to cure any repair, service or maintenance default of a prior Landlord which shall continue after such successor or transferee landlord's acquisition of the Building and shall be subject to any rights of abatement specifically granted under this Lease by reason of any condition existing prior to such successor or transferee landlord's acquisition which shall continue after such acquisition. Landlord shall give Tenant at least thirty (30) days prior notice of any such sale, conveyance, assignment or transfer, which notice will include the date of such sale. Notwithstanding the foregoing, Tenant may look to the proceeds of the sale of the Building with respect to a claim by Tenant against Landlord for the payment of a specific sum of money substantiated by reasonably detailed evidence therefor (hereinafter called a "Specific Monetary Claim"), which claim Tenant has asserted in writing and which evidence shall have been delivered to Landlord prior to the sale, provided that Tenant shall have commenced a legal action or proceeding with respect to such Specific Monetary Claim prior to or within one hundred twenty (120) days after the sale (time being of the essence), unless the successor landlord has agreed to assume liability for the Specific Monetary Claim, in which case Tenant shall have no right to look to the proceeds of the sale of the Building but may only look to the interest of the successor landlord in the Building. In the event the Specific Monetary Claim is asserted and an action commenced with respect thereto on a timely basis as hereinbefore set forth, Landlord shall either (i) deposit in escrow with Landlord's attorneys an amount equal to 110% of the Specific Monetary Claim or (ii) bond in an amount equal to 110% of the amount of the Specific Monetary Claim, at Landlord's election. Tenant agrees that if Landlord shall request an estoppel certificate in connection with the sale of the Building and Tenant shall either fail to furnish such estoppel certificate with twenty-five (25) days after Landlord's request therefor or if Tenant furnishes such estoppel certificate on a timely basis but fails to assert any Specific Monetary Claim therein which accrued prior to the date of such estoppel certificate, then notwithstanding any language to the contrary contained in this Section 36.01 Tenant shall not have the right to look to the proceeds of the sale of the Building or to any successor landlord with respect to any claim.

         36.02 Tenant shall look only to Landlord's estate, interest and property in the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such Landlord or any partner, member, officer or director thereof, disclosed or undisclosed shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Demised Premises. The foregoing limitation on Landlord's liability shall not (a) be applicable to, and Landlord (and, if applicable, Affiliates of Landlord) shall be liable to Tenant to the extent of,
(i) any net insurance proceeds or condemnation awards misapplied by Landlord in breach of Landlord's obligations to apply such proceeds under this lease and (ii) the amount of the Security Deposit then held by or on behalf of Landlord as shall have been misapplied by Landlord in breach of Landlord's obligations to hold and apply such Security Deposit under this lease or (b) in any manner which constitutes a waiver of or affects any of the obligations of Landlord under this lease, or limits Tenant's rights to name Landlord in any action or proceeding relating to this lease.

                                  ARTICLE 37

                     Certain Definitions And Construction

         37.01 For the purposes of this lease and all agreements supplemental to this lease, unless the context otherwise requires the definitions set forth in Exhibit D annexed hereto shall be utilized.

         37.02 The various terms which are bolded or underlined and defined in other Articles of this lease or are defined in Exhibits annexed hereto, shall have the meanings specified in such other Articles and such Exhibits for all purposes of this lease and all agreements supplemental thereto, unless the context shall otherwise require.

                                   ARTICLE 38

            Adjacent Excavation And Construction; Shoring; Vaults

         38.01 If an excavation or other substructure work shall be made upon land adjacent to the Demised Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Demised Premises for the purpose of doing such work as shall be necessary to preserve the wall of or the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

         38.02 No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the Building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the Building. All vaults and vault space and all such areas not within the property line of the Building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

                                  ARTICLE 39

                               Additional Space

         39.01 (a) For purposes of this Lease, the terms "2002 Option Space" shall mean the entire seventh (7th), eight (8th) and/or ninth (9th) floors of the 512 Building as shown on the floor plans annexed hereto as Exhibit H-1; the "2008 Option Space" shall mean the entire tenth (10th) floor of the 512 Building as shown on the floor plan annexed hereto as Exhibit H-2, and the "500 Option Space" shall mean the portion of the twelfth (12th) and/or eleventh (11th) floors of the 500 Building as shown hatched on the floor plans annexed hereto as Exhibit H-3 hereof. The 2002 Option Space, 2008 Option Space and the 500 Option Space are herein sometimes referred to collectively or individually as "Option Space".

               (b) Provided Tenant is not, as of each of the date of the giving of an Option Space Notice (as such term is herein defined) and the respective "Inclusion Date" (as such term is herein defined), in default under this Lease after notice and the expiration of applicable cure periods, and provided Landlord has not given notice terminating this Lease as herein provided (the giving of such notice, an "Event of Termination"), Tenant shall have the option to add and include all or a portion of (except that a portion of a floor shall include all of the Option Space on such floor) the 2002 Option Space, 2008 Option Space and the 500 Option Space, respectively, in the Demised Premises as of the 2002-Year Inclusion Date, 2008-Year Inclusion Date or the 500-Year Inclusion (as such terms are herein defined), as the case may be, upon the terms and subject to the conditions of this Lease (except as otherwise set forth in this Article 39) and to such additional terms and conditions as are hereinafter set forth.

               (c) Each such option shall be exercised, if at all, by a written notice (each such notice being herein called an "Option Space Notice") from Tenant to Landlord, and received by Landlord not less than twelve (12) months prior to the Applicable Expiration Date (each such date being herein called an "Option Deadline"), TIME BEING OF THE ESSENCE with respect to the receipt by Landlord of each such Option Space Notice on or before the applicable Option Deadline. If Landlord does not receive an Option Space Notice pursuant to the provisions of this Article 39 prior to the applicable Option Deadline, then Tenant shall have no further rights under this Article 39 with respect to the Option Space which would have been the subject of such Option Space Notice, and Tenant shall have forever waived and relinquished its right under this Article 39 to such Option Space and Landlord shall at any and all times thereafter be entitled to lease such Option Space to others at such rental and upon such terms and conditions as Landlord in its sole discretion may desire. In the event Landlord shall gain possession of the Option Space prior to the applicable Option Deadline and the same is available for Tenant's occupancy, Landlord shall notify Tenant of the same and the Option Space Notice from Tenant to Landlord shall only be effective hereunder if received by Landlord within thirty (30) days of such notice, TIME BEING OF THE ESSENCE. If Tenant exercises its rights hereunder pursuant to the first sentence of this Section 39.01(c), then the applicable Option

Space shall be included in the Demised Premises upon such space being available for Tenant's occupancy and Landlord's completion of the work required to be performed by it pursuant to Section 39.03 hereof. If Tenant exercises its rights hereunder pursuant to the penultimate sentence of this Section 39.01(c), the applicable Option Space shall be included in the Demised Premises sixty (60) days after the later to occur of (i) Tenant's delivery of the notice required in said sentence, and (ii) such space being available for Tenant's occupancy and Landlord's completion of the work required to be performed by it pursuant to
Section 39.03 hereof.

               In the event Tenant elects to take only one (1) or two (2) of the entire floors of the 2002 Option Space, Landlord shall have the right to designate (in its sole discretion; provided that if Tenant elects to take two
(2) floors of the 2002 Option Space, same shall be contiguous) which of the one
(1) or two (2) floors, as applicable, will be included in the 2002 Option Space and all of Tenant's rights under this Lease with respect to the remaining floors comprising the 2002 Option Space shall expire, immediately, and without further action or notice, upon Tenant's election of less than all three (3) floors comprising the 2002 Option Space.

               The "Applicable Expiration Date" for each respective Option Space shall mean as follows: (i) January 31, 2002 for all the floors comprising the 2002 Option Space, (ii) January 31, 2008 for the 2008 Option Space, (iii) January 31, 2003 for the portion of the eleventh (11th) floor of the 500 Option Space and (iv) January 31, 2008 for the portion of the twelfth (12th) floor of the 500 Option Space. Landlord represents that (i) the aforesaid Applicable Expiration Dates are the dates set forth in the respective existing leases of the applicable Option Space for the expiration thereof, and (ii) there are no existing rights superior to the rights granted to Tenant under this Article 39. Landlord covenants that for so long as this lease is in effect, Landlord will not grant any rights to lease the Option Space that are superior to the rights granted under this Article 39.

               (d) For purposes hereof, (i) the term "2002-Year Inclusion Date" shall mean the date on which the portion (or the entire, if applicable), of the 2002 Option Space set forth in Tenant's Option Space Notice applicable thereto shall be available for Tenant's occupancy (as defined below), (ii) the Term "2008-Year Inclusion Date" shall mean the date on which the entire 2008 Option Space shall be available for Tenant's occupancy, and (iii) the term "500-Year Inclusion Date" shall be the date on which the portion (or the entire, if applicable) of the 500 Option Space set forth in Tenant's Option Space Notice applicable thereto shall be available for Tenant's occupancy.

               The 2002 Inclusion Date, 2008 Inclusion Date and 500 Year Inclusion Date are herein sometimes referred to individually as an "Inclusion Date" or collectively as "Inclusion Dates"

               For purposes of this Article 39, the term "available for Tenant's occupancy" shall mean that the space in question is vacant and free of tenancies and Landlord has completed the work required to be completed by it pursuant to
Section 39.03 hereof.

               (e) In the event Tenant shall give an Option Space Notice to Landlord prior to the applicable Option Deadline as hereinabove provided, Tenant shall be deemed to have irrevocably exercised its option to expand the Demised Premises to include the Option Space in question.

         39.02 In the event that Tenant shall have exercised its option with respect to any Option Space in accordance with the provisions of subsection
39.01 hereof, then in such event, effective as each of the applicable Inclusion
Dates:

               (a) subject to Section 39.03 below, the applicable Option Space shall be deemed added to and included in the Demised Premises for the period commencing on the applicable Inclusion Date and ending on the Expiration Date (as the same may be extended under this Lease). The inclusion of the applicable Option Space shall be on all the terms and subject to the conditions of this Lease and to such additional terms and conditions as are hereinafter set forth in this Article 39;

               (b) with respect to the 2002 Option Space and 2008 Option Space, Tenant's 512 Proportionate Share shall be increased by a fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet included within the applicable Option Space and the denominator of which shall be the 512 Building Area;

               (c) with respect to the 500 Option Space, Tenant's 500 Proportionate Share shall be increased by a fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet included within the applicable Option Space and the denominator of which shall be the 500 Building Area;

               (d) the term "Wage Rate Multiple" shall be increased by the number of rentable square feet included within the applicable Option Space;

               (e) the security required to be maintained pursuant to Article 6 hereof shall be increased by an amount equal to the product of (i) the amount, on a per rentable square foot basis, of the security then in place with respect to the Demised Premises (not including the applicable Option Space), and (ii) the total rentable square feet of the applicable Option Space. The security added pursuant to this Section 39.02(e) shall be subject to reduction at the same time, in the same manner and in the same proportion (i.e., on a percentage basis) as the security then held under Article 6 hereof;

               (f) Landlord agrees to pay to Tenant, in accordance with, and subject to, the provisions of Section 4.03 hereof (except for the Construction Payment as provided therein), a construction payment which shall be the product of (i) Forty-Five Dollars ($45), (ii) the total rentable square feet of the applicable Option Space and (iii) a proportion, the numerator of which shall be the years remaining under the initial term of this Lease and the denominator of which shall be 15; and

               (g) the fixed rent with respect to each applicable Option Space shall be and consist of (as applicable):

                   (i) (A) (1) SIX HUNDRED FORTY-THREE THOUSAND ONE HUNDRED FOUR DOLLARS ($643,104) per year for the seventh (7th) floor of the 2002 Option Space for the period commencing on the 2002-Year Inclusion Date and continuing thereafter through the remainder of the initial term of this Lease; (2) SIX HUNDRED FORTY-SIX THOUSAND TWO HUNDRED TWENTY-EIGHT DOLLARS ($646,228) per year for the eighth (8th) floor of the 2002 Option Space for the period commencing on the 2002-Year Inclusion Date and continuing thereafter through the remainder of the initial term of this Lease; and/or (3) SIX HUNDRED FORTY-THREE THOUSAND SEVEN HUNDRED TWENTY DOLLARS ($643,720) per year for the ninth (9th) floor of the 2002 Option Space for the period commencing on the 2002 Year Inclusion Date and continuing thereafter through the remainder of the initial term of this Lease;

                   (B) SIX HUNDRED FORTY-THREE THOUSAND FOUR HUNDRED
FORTY-SIX DOLLARS ($643,456) per year for the tenth (10th) floor of the 2008 Option Space for the period commencing on the 2008-Year Inclusion Date and continuing thereafter through the remainder of the initial term of this Lease; and/or

                   (C) FOUR HUNDRED SEVENTY-THREE THOUSAND TWO HUNDRED SIXTY-FOUR DOLLARS ($473,264) per year for the portion of the eleventh (11th) floor of the 500 Option Space for the period commencing on the 500-Year Inclusion Date and continuing thereafter through the remainder of the initial term of this Lease; and/or FOUR HUNDRED SEVENTY-THREE THOUSAND TWO HUNDRED SIXTY-FOUR DOLLARS ($473,264) per year for the portion of the twelfth (12th) floor of the 500 Option Space for the period commencing on the 500-Year Inclusion Date and continuing thereafter through the remainder of the initial term of this Lease, all of which Tenant covenants and agrees to pay in equal monthly installments in advance of the first (1st) day of each and every calendar month during the term of this Lease; and

                   (ii) any and all additional rent provided for in this Lease.



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                   (h) Landlord shall provide reasonable riser and shaft space in the Building so as to permit Tenant to connect the applicable Option Space with the remainder of the Demised Premises at locations designated by Landlord.

         39.03 Tenant agrees to accept all Option Space in their present "as-is" condition and state of repair existing as of the date on which Tenant shall give the applicable Option Space Notice to Landlord, subject to ordinary wear and tear from the date thereof to the Inclusion Date and subject to the rights of the then-existing Tenant, if any, to remove its alterations and installations from the Option Space or to make additional alterations and installations, except that Landlord at Landlord's sole cost and expense, shall (to the extent the following are not already complete) prior to the applicable Inclusion Date:

               (a) demolish portions of the Option Space other than core areas therein (but including bathrooms) in accordance with Landlord's standard practice for demolition of leaseable space; provided, however, that Landlord and Tenant agree that in no event shall Landlord be obligated to demolish any columns within the Option Space;

               (b) remove asbestos in the Option Space in accordance with applicable legal requirements to facilitate Tenant's work in and to the Option Space, and deliver to Tenant three (3) original ACP-5 forms in connection therewith;

               (c) remove all existing exterior windows in the applicable Option Space, and supply and install new Building Standard exterior windows throughout the applicable Option Space; and

               (d) deliver all existing radiators within the applicable Option Space in good working order and replace any missing radiators as determined by Landlord.

         Subject to the preceding provision of this Section 39.03, Tenant understands and agrees that Landlord shall not be required to perform any work, supply any materials or incur any expense whatsoever to prepare the Option Space for Tenant's occupancy.

         39.04 If Tenant exercises its rights under this Article 39, Landlord shall use diligent efforts to gain possession of the applicable Option Space, including institution of summary dispossess proceedings. Notwithstanding anything to the contrary contained in this Lease, in the event the Inclusion Date as to any Option Space does not occur within sixty (60) days after the Applicable Expiration Date then, within ten (10) business days after the expiration of such sixty (60) day period, Tenant shall give Landlord notice of Tenant's election, at Tenant's sole option to either (y) accept vacant possession of the Option Space whenever the same is available or (z) as Tenant's sole remedy, rescind Tenant's exercise of the option in question, and such recision shall become effective immediately upon the giving of such notice by Tenant.

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         39.05 The expiration of this Lease or sooner termination of this Lease shall also terminate and render void any option or election under this Article 39 whether or not the same shall have been exercised; and nothing contained in this Article 39 shall prevent Landlord from exercising any right or action granted to or reserved by Landlord in this Lease to terminate this Lease. No option or election of or by Tenant set forth in this Article 39 may be severed from this Lease or separately sold or assigned.

                                   ARTICLE 40

                                    Sublease

         40.01 Notwithstanding anything to the contrary contained herein, Tenant acknowledges that this Lease is a sublease of the Demised Premises and is subject and subordinate to all of the terms, covenants, conditions, agreements and provisions in the lease dated May 1, 1957 between Prudential Insurance Company of America, as landlord and Landlord's predecessor-in-interest, as tenant (the "Ground Lease"), and in the sublease dated June 27, 1958 between 500-512 Seventh Avenue Associates, as sublessor and Landlord's predecessor-in-interest (the "Sandwich Lease") (such Ground Lease and Sandwich Lease, as the same have been amended and assigned are hereinafter severally and collectively called the "Superior Documents"). Landlord warrants and represents that (i) nothing in the Superior Documents prohibits the making of this Lease or the terms hereunder, (ii) nothing in the Ground Lease or the Sandwich Lease materially and adversely affects the rights of Tenant under this lease other than as may be set forth in Articles V, IX and XV of the Ground Lease, (iii)the Superior Documents are in full force and effect, and (iv) the existing mortgage on the 500 Land and the 512 Land is subordinate to the Superior Documents.

         40.02 Landlord and Tenant agree that there shall be no merger of the estate created by this Lease with any other estate held by Landlord or an affiliate of Landlord in the property of which the Demised Premises form a part or any other interest of Landlord in the Demised Premises and the Building, unless Landlord shall expressly elect to have such estates merge.

                                   ARTICLE 41

                                Extension Option

         41.01 Tenant shall have the option (the "Extension Option") to extend the term of this lease for a term (the "Extension Term") of five (5) years to commence on the date (the "Extension Term Commencement Date") next succeeding the Expiration Date and to expire on the date (the "Extension Term Expiration Date") which is the fifth (5th) anniversary of the Expiration Date, which Extension Option shall be exercised only by Tenant giving to Landlord notice thereof (the "Extension Exercise Notice") on or before the date (the "Extension Exercise Notice Date") which is twelve (12) months prior to the Expiration Date, TIME BEING OF THE ESSENCE.

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





         41.02 Notwithstanding anything contained in this lease to the contrary, Tenant shall not have the Extension Option if on the date Tenant gives to Landlord the Extension Exercise Notice or on the Extension Term Commencement Date, (a) this lease is not in full force and effect, or (b) an Event of Termination exists.

         41.03 In addition to the provisions of Section 40.02 above, and notwithstanding anything contained in this lease to the contrary, the Extension Option shall be deemed revoked, null and void, and of no further force or effect, and the Extension Exercise Notice (or purported Extension Exercise Notice) given in connection with Tenant's attempt to exercise the Extension Option shall be ineffective and void ab initio as an Extension Exercise Notice:
(a) if Tenant fails to give the Extension Exercise Notice to Landlord on or before the Extension Exercise Notice Date (TIME BEING OF THE ESSENCE) in the manner hereinbefore provided, or (b) if at the time of the giving of the Extension Exercise Notice, this lease is not in full force and effect, or there exists an Event of Termination, or (c) if prior to the Extension Term Commencement Date, this lease or the term hereof has ended, expired or is not otherwise in full force and effect. Notwithstanding anything contained in this lease which may be deemed to the contrary, if Tenant exercises the Extension Option, but prior to the Extension Term Commencement Date, this lease or the term hereof has ended, expired or is not otherwise in full force and effect as a result of any Event of Default, then, solely for the purposes of calculating the damages to which Landlord is entitled under Articles 25, 26 and 27 of this lease, the term of this lease shall be deemed to have been extended by the Extension Term, and the annual Extension Rent (as hereinafter defined) for the Extension Term shall be deemed to be the fixed rent in effect on the last day of the initial term of this lease, without taking into account any abatements thereof under Article 22 hereof or otherwise.

         41.04 The Extension Term, if any, shall be upon, and subject to, all of the terms, covenants and conditions provided in this lease for the initial term hereof (including, without limitation, subsections 5.01(b) and 5.07(c)), except that:

               (a) any terms, covenants, or conditions hereof that are expressly or by their nature inapplicable to the Extension Term (including, without limitation, Article 4 and this Article 40,) shall not apply during the Extension Term; and

               (b) the annual fixed rent payable by Tenant during the Extension Term (hereinafter referred to as the "Extension Rent") shall, subject to adjustment as otherwise in this lease provided, be an amount equal to the greater (i) the fair market rental value for the Demised Premises determined as of the date occurring six (6) months prior to the Commencement Date of the Extension Term (such date is hereinafter called the "FMV Determination Date") and which determination shall be made within a reasonable period of time after the occurrence of the FMV Determination Date pursuant to the provisions of
Section 41.06(d) hereof, or (ii) the product obtained by multiplying the rentable square foot area of the Demised Premises by the fixed rent

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and additional rent payable by Tenant to Landlord pursuant to Article 5 hereof for the last month of the initial term of this Lease on an annualized basis (including the most recent rate of additional rent calculated on a monthly basis payable pursuant to Article 5 hereof) with respect to the Demised Premises (without giving effect to any abatements, set offs or concessions then in effect) determined on a per rentable square foot basis. The fair market rental value shall be calculated as of the Extension Term Commencement Date on the basis of a new letting of the Demised Premises for the Extension Term for a term of five (5) years (but taking into account the fact that the Base Tax Year and the Base Operational Year are not changed). The amount which equals the fair market rental value of the Demised Premises for the Extension Term is herein referred to as the "FMV Amount."

         41.05 The initial determination of the FMV Amount shall be made by Landlord. Landlord shall give notice (a "Rent Notice") to Tenant of the proposed FMV Amount on or before the date which is six (6) months prior to the Extension Term Commencement Date. The FMV Amount so determined by Landlord shall be deemed conclusive and binding upon Tenant unless on or before the date (the "FMV Dispute Outside Date") which is thirty (30) days after Landlord gives to Tenant the Rent Notice, (a) Tenant gives to Landlord notice (the "Dispute Notice") that Tenant disputes the FMV Amount so determined by Landlord, or (b) Landlord and Tenant agree in writing (which agreement (an "FMV Agreement") shall be duly executed and delivered by Landlord and Tenant) upon the fixed rent for the Extension Term. If Tenant sends to Landlord a Dispute Notice within the time and in the manner hereinbefore provided, and if Landlord and Tenant fail to so agree upon the fixed rent for the Extension Term, the FMV Amount for the Extension Term shall be determined by arbitration pursuant to Section 41.06 below.

         41.06 If Tenant gives to Landlord a Dispute Notice in respect of the FMV Amount so determined by Landlord as provided in Section 41.05 above, and Landlord and Tenant fail to execute and deliver an FMV Agreement on or before the FMV Dispute Outside Date, then the FMV Amount for the Extension Term shall be determined by arbitration as follows:

               (a) Landlord and Tenant shall each appoint an arbitrator by written notice given to the other party hereto not later than thirty (30) days after the FMV Dispute Outside Date. If either Landlord or Tenant fails to appoint an arbitrator within such period of time and thereafter fails to do so by written notice given within a period of five (5) days after notice by the other party requesting the appointment of such arbitrator, then such arbitrator shall be appointed by the American Arbitration Association or its successor (the branch office of which is located in or closest to the City and State of New
York), upon request of either Landlord or Tenant, as the case may be;

               (b) the two (2) arbitrators appointed as above provided shall attempt to reach an agreement as to the FMV Amount, and in the event that they are unable to do so within thirty

                                      95


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(30) days after their joint appointment, then they shall appoint a third (3rd)
arbitrator by written notice given to both Landlord and Tenant, and, if they fail to do so by written notice given within sixty (60) days after their appointment, such third (3rd) arbitrator shall be appointed as above provided for the appointment of an arbitrator in the event either party fails to do so;

               (c) all of such arbitrators shall be New York State licensed real estate brokers having not less than ten (10) years experience in representing owners or tenants in commercial leasing transactions in respect of first-class office buildings in midtown Manhattan; and

               (d) the arbitrators, selected as aforesaid, forthwith shall convene and render their decision in accordance with the then applicable rules of the American Arbitration Association or its successor, which decision shall be strictly limited to a determination of the FMV Amount (as defined in Section
41.04 above), within thirty (30) days after the appointment of the second (2nd) arbitrator or the third (3rd) arbitrator, as the case may be. The decision of such arbitrators shall be in writing. If the first two (2) arbitrators appointed as above provided reach an agreement as to the FMV Amount, said agreement shall be the decision of the arbitrators. If a third (3rd) arbitrator is appointed as above provided, then such decision of such third (3rd) arbitrator shall be limited to a choice which is either the determination of the FMV Amount made by the first arbitrator or the determination of the FMV Amount made by the second arbitrator. Insofar as the same is in compliance with the provisions and conditions of this Article, the decision of the arbitrators shall be binding upon Landlord and Tenant. Duplicate original counterparts of such decision shall be sent forthwith by the arbitrators by certified mail, return receipt requested, to both Landlord and Tenant. The arbitrators, in arriving at their decision, shall be entitled to consider all testimony and documentary evidence that may be presented at any hearing, as well as facts and data which the arbitrators may discover by investigation and inquiry outside such hearings. If, for any reason whatsoever, a written decision of the arbitrators shall not be rendered within thirty (30) days after the appointment of the third (3rd) arbitrator, then, at any time thereafter before such decision shall have been rendered, either party may apply to the Supreme Court of the State of New York or to any other court having jurisdiction and exercising the functions similar to those now exercised by such court, by action, proceeding or otherwise (but not by a new arbitration proceeding) as may be proper, to determine the question in dispute consistently with the provisions of this lease. The cost and expense of such arbitration, action, proceeding, or otherwise shall be borne equally by Landlord and Tenant, but Landlord and Tenant shall each pay their own attorneys' fees and disbursements and witnesses fees.

         41.07 If Tenant gives to Landlord a Dispute Notice in respect of the FMV Amount so determined by Landlord as provided in Section 41.05, and the fixed rent for the Extension Term shall not be finally determined pursuant to the terms of Section 41.05 or 41.06 hereof on or before the Extension Term Commencement Date, then:

                                      96


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               (a) The annual fixed rent payable by Tenant during the Extension
Term until the fixed rent for the Extension Term shall be so finally determined shall, subject to adjustment as herein provided, be equal to the annual fixed rent (and Tenant shall continue to pay the Tax Payment and porter's wage payments), in effect on the last day of the initial term of this lease, without taking into effect any abatement, offset or reduction (collectively, the "Extension Minimum Rent"); and

               (b) If the fixed rent for the Extension Term, as finally determined pursuant to the terms of Section 41.06 hereof, shall be greater than the Extension Minimum Rent, then (i) the annual fixed rent payable by Tenant for the balance of the Extension Term shall be and become the fixed rent as so finally determined, and (ii) Tenant shall, within twenty (20) days after Landlord's demand therefor, pay to Landlord an amount equal to the difference between (x) the sum of the actual fixed rent payments paid to Landlord during the Extension Term before such final determination and (y) the sum of the fixed rent payments that would have been payable by Tenant if the fixed rent for the Extension Term had been finally determined prior to Extension Term Commencement Date. If the fixed rent for the Extension Term, as finally determined pursuant to the terms of Section 41.06 hereof, shall be less than the Extension Minimum Rent, then Landlord shall, within twenty (20) days after Tenant's demand therefor, pay to Tenant and an amount equal to the difference between (x) the sum of the actual fixed rent payments paid to Landlord during the Extension Term before such final determination and (y) the sum of the fixed rent payments that would have been payable by Tenant if the fixed rent for the Extension Term had been finally determined prior to Extension Term Commencement Date.

         41.08 If, in accordance with and subject to, all of the terms, covenants and conditions contained in this Article, the term of this lease is extended for the Extension Term, then "Expiration Date," as such term is used in this lease, shall mean the "Extension Term Expiration Date," and "term of this lease" (and comparable words), shall mean the initial term of this lease, as extended by the Extension Term. Notwithstanding anything which may be contained in this lease to the contrary, Landlord shall have no obligation or duty, nor shall Landlord be required, to perform Landlord's Work or any other work to the Demised Premises or any portion thereof with respect to the Extension Term, provided, however, that nothing contained in this sentence shall affect Landlord's obligations to perform the repairs that Landlord is expressly required to make under this lease. Except as expressly set forth in this Article, Tenant shall not have any option or right to extend or renew the term of this lease.

                                  ARTICLE 42

                         Satellite Dish Installation

         42.01 For the period (the "Dish Term") commencing on the Commencement Date and ending on the last day of the term of this lease, Tenant shall have the right, in accordance with, and subject to, the provisions of this Article, to install, maintain, repair, use and operate on the


                                      97


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roof of the Building, at its sole cost and expense one (1) satellite dish (which dish shall be used for receiving and transmitting for the sole use of Tenant) and support equipment (such satellite dish and support equipment being hereinafter collectively referred to as the "Equipment"), which Equipment shall be cabled to the Demised Premises through a riser reasonably designated by Landlord and shall not penetrate the roof of the Building, for the exclusive use by Tenant, subject to all of the applicable terms, covenants and provisions of this lease, and subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed) including, without limitation, approval as to location, which approval shall also be required for modifications to the same. In connection with such installation, maintenance, repair, use and operation (collectively, the "Dish Permitted Uses"), Tenant shall comply with all laws, ordinances, orders, rules, regulations and requirements of all governmental and quasi-governmental authorities having jurisdiction of or over the installation, maintenance, repair, use, operation or removal of the Equipment, or the use of the Roof Space (as hereinafter defined) or any other portion of the Building (collectively, "Dish Laws"), regardless of whether such compliance requires, at any time during the Dish Term, the making of alterations to the Building (which alterations may only be made in accordance with, and subject to, the applicable provisions of this Article) or other expenditures, whether foreseen or unforeseen, ordinary or extraordinary. Tenant shall procure, maintain and pay for all permits, certificates, consents, authorizations and licenses required therefor, including all renewals thereof (collectively, "Dish Permits"). All reasonable costs and expenses paid or incurred by or on behalf of Landlord in connection with the Equipment, the Installation (as hereinafter defined) and the Dish Permitted Uses, shall be reimbursed to Landlord, from time to time, within thirty (30) days after Landlord gives to Tenant Landlord's itemized invoice therefor, together with reasonable evidence of the amounts so paid or incurred by Landlord.

         42.02 The portion of the roof of the Building on which the Equipment is to be located, which portion shall be reasonably designated by Landlord so as to permit the Equipment to be usable for its intended purpose, is herein referred to as the "Roof Space." All applicable provisions of the lease including, without limitation, those provisions relating to Tenant's obligations to maintain, repair and insure the Demised Premises and to comply with laws therein shall apply to Roof Space as if the same were part of the Demised Premises. Tenant shall use the Roof Space for the Dish Permitted Uses, as hereinbefore and hereinafter provided, and for no other purpose. Tenant shall not make, or permit to be made, any alteration, installation, improvement, substitution or addition to the Roof Space or any other portion of the Building, except as expressly permitted under this Article.

         42.03 Before commencing the installation of the Equipment or any other alterations, improvements, additions or other work or changes related thereto (such installation and other alterations, improvements, additions and other work and changes being hereinafter referred to as the "Installation"), Tenant, at its sole cost and expense, shall prepare and submit to Landlord for Landlord's approval, reasonably detailed plans and specifications therefor, which approval shall not be unreasonably withheld or delayed, and which approval shall be deemed to have been

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given if not denied by Landlord in writing within twelve (12) business days after submission of said Tenant's Plans. The out-of-pocket cost and expense reasonably incurred and/or paid by Landlord in connection with the review of said plans and specifications (and all revisions thereto), and the inspection of the work in respect thereof, by Landlord and Landlord's architects, engineers and other consultants and professionals shall be reimbursed by Tenant to Landlord within ten (10) days after Landlord gives to Tenant Landlord's itemized invoice therefor (together with reasonable evidence of the amounts so paid or incurred by Landlord), Tenant agrees that neither Landlord's approval of plans or specifications, nor its inspection of such work, nor its right to inspect such work, shall impose upon Landlord any obligation or liability whatsoever with respect thereto, including, without limitation, any obligation or liability that might arise as a result of such work not being performed in accordance with applicable laws and requirements or with the plans and specifications approved by Landlord or otherwise. Landlord may, as a condition of its approval, require Tenant to make revisions in and to such plans and specifications. Tenant shall not use, employ or retain any contractor or mechanic, or permit the use, employment or retention of any subcontractor, that has not been first approved by Landlord, which approval shall not be unreasonably withheld or delayed.

         42.04 For the period commencing on the date Tenant shall have completed the Installation of Equipment pursuant to this Article 42 until the Expiration Date or such earlier date on which the Equipment shall be removed from the Building pursuant to this Article 42, Tenant shall pay Landlord as additional rent hereunder an amount equal to Thirty Six Thousand Dollars ($36,000) per annum payable in the same manner as fixed rent.

         42.05 All of Tenant's obligations and liabilities under Article 11 of this lease shall apply to the Equipment and the Roof Space as if the Roof Space were a part of the Demised Premises. In addition, Tenant shall procure, maintain and pay for such liability and property damage insurance as Landlord shall reasonably require in connection with the Installation and the maintenance, repair and operation of the Equipment, in form, substance and with limits of liability reasonably approved, in writing, by Landlord. Tenant shall have Landlord, the holders of all superior mortgages and the lessors under all superior leases named as additional insureds on all such insurance policies.

         42.06 Other than the electricity that Landlord is expressly obligated to supply to the Demised Premises pursuant to Article 16 of this lease, Landlord shall not be obligated to provide any electricity for the operation of the Equipment. Tenant, at its sole cost and expense, shall bring the electricity required to operate the Equipment from the Demised Premises to the Roof Space, in accordance with, and subject to, the provisions of Article 16 of this lease. The electricity used for the operation of the Equipment shall be past of "Usage" (as such term is defined and used in Article 16 of this lease) and Tenant shall pay for such Usage in accordance, and subject to, the provisions of said Article 16.

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         42.07 (a) Tenant covenants and agrees that the installation, maintenance, repair, operation and removal of the Equipment on the roof of the Building or in any other part of the Building shall be at the sole risk of Tenant. Landlord, at Landlord's sole cost and expense, shall repair any and all damage to the roof of the Building and to any part of the Building caused by or resulting from the installation, maintenance, repair, operation or removal of the Equipment. Tenant shall pay Landlord reasonable costs and expenses paid or incurred by Landlord as a result thereof, within thirty (30) days after Landlord gives to Tenant Landlord's itemized invoice therefor, together with reasonable evidence of the amounts so paid or incurred by Landlord.

               (b) In the manner provided in and subject to the provisions of
Article 21, Tenant shall indemnify and hold Landlord harmless from and against any and all actions, proceedings, liabilities, obligations, claims, damages, deficiencies, losses, judgments, suits, expenses and costs (including, without limitation, reasonable legal fees and disbursements) in connection with or resulting from the Dish Permitted Uses or the presence or removal of the Equipment or other use thereof. Tenant further covenants and agrees that the Equipment and any related equipment erected or installed by Tenant pursuant to the provisions of this Article shall be erected, installed, repaired, maintained and operated by Tenant at the sole cost and expense of Tenant and without charge, cost or expense to Landlord.

               (c) Tenant hereby acknowledges that Landlord has made no representations or warranties as to whether the roof of the Building is suitable for the installation, maintenance or operation of the Equipment, or whether the Equipment can be used for its intended purpose.

         42.08 The parties agree that Tenant's use of the roof of the Building is non-exclusive and Landlord may use, and/or permit any other person or entity to use, any other portion of the Building for any purpose, including the installation of other satellite dishes, antennae, generators and/or communications systems, provided that such use does not interfere with the use of the Equipment for the Dish Permitted Uses. Tenant shall not permit its use of the roof of the Building, or the installation, operation, maintenance, repair or removal of the Equipment, to impair, unreasonably interfere with or materially adversely affect Landlord's or such other person's or entity's data transmission and reception via their respective antennas or satellite dishes, and support equipment, if any, or the operation or use of any of the Building's systems or services. In no event shall the maximum level of microwave emissions from the Equipment, when combined with all other microwave emissions from the Building, exceed an amount equal to the total microwave emissions allowable for the Building as determined by the governmental authorities having jurisdiction thereof.

         42.09 Notwithstanding anything to the contrary contained in this, Landlord shall have no obligation to repair any damage to, or to replace the Equipment or any fixtures, furniture, furnishing, equipment or other property or effects of Tenant related to the Equipment, except to the extent such repair is necessitated by the act or omission of Landlord, its principals, officers, agents, contractors, servants, employees, licensees, agents or invitees. In no event shall Tenant be entitled to receive any

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portion of insurance proceeds or award for, or have any claim whatsoever against
Landlord or the condemning authority in connection with, any such damage, destruction, acquisition or condemnation.

         42.10 Tenant shall not directly or indirectly, by operation of law, or otherwise. assign or otherwise transfer its rights under this Article, or underlet, sublet, or sublicense any of such rights, or any portion of the Roof Space, except in connection with an assignment of this lease or subletting of the entire Demised Premises. Tenant acknowledges and agrees that the rights granted to Tenant pursuant to this Article, are granted exclusively for the enjoyment of the Tenant (and permitted successors in interest and subtenants), and for no other persons or entities and only during such time as such Tenant (and permitted successors in interest) is the tenant under this lease and occupies not less than two (2) full floors of the Demised Premises.

         42.11 The Equipment and related equipment installed by Tenant pursuant to the provisions of this Article shall be and remain Tenant's property, and, upon the expiration of the Dish Term, or such earlier date selected by Tenant, shall be removed by Tenant, at Tenant's sole cost and expense, and Tenant shall repair any damage to the roof of the Building, or any other portion or portions of the Building caused by or resulting from said removal.

         42.12 Landlord, upon thirty (30) days' prior written notice to Tenant, may reasonably relocate the Equipment and related equipment to other areas of the Building and roof thereof, which relocation shall be at Landlord's cost and expense, which cost and expense shall include the removal of the Equipment and related equipment, conduits and cables, the purchasing of materials and equipment necessary for the relocation thereof and the reinstallation of the Equipment and such related equipment, conduits and cables at such other location on the roof as shall be designated by Landlord, which other location shall be no less favorable for the reception and transmission of signals to and from the Equipment as the previous location. Landlord shall perform the relocation so as to minimize interference with the reception of and/or transmission of signals to and from the Equipment (except as hereinafter provided). Landlord's right of relocation shall be in addition to any and all of Landlord's other rights and remedies available at law or in equity if the necessity therefor results from any failure of Tenant to observe, perform or comply with any of the terms, covenants or conditions contained in this Article. If the necessity of such relocation results from such failure, then the cost and expense of such relocation shall be paid by Tenant to Landlord within ten (10) days after Landlord's demand therefor. If this lease terminates prior to the Expiration Date, then Tenant, upon thirty (30) days prior written notice from Landlord, must remove the Equipment at its sole cost and expense.

         42.13 Landlord shall have the right to assign or transfer its rights and obligations under this Article, separate and apart from its interest, obligations and liabilities in, under and to this lease, to an entity responsible for the management of the roof of the Building, or any other third party, at any time.

                                   ARTICLE 43

                                     Plaque

         43.01 Landlord, at the request of Tenant and at the sole cost and expense of Tenant (which reasonable cost and expense shall be reimbursed to Landlord by Tenant within thirty (30) days after Landlord's demand therefor), and subject to the terms and conditions of this Article and otherwise in compliance with all laws and/or requirements of public authorities, shall install a plaque containing Tenant's name and/or registered or official logo, having a size of up to two feet (2') in height and up to four feet (4') in width, and made of a material Landlord reasonably determines shall be in keeping with the design and character of the Building lobby and in an appropriate location of reasonable prominence as reasonably determined by Landlord. Landlord, at Tenant's sole cost and expense, shall maintain the plaque during the term (and any extensions thereof) or until earlier termination of this lease and Tenant shall pay such reasonable costs and expenses (as additional rent) within thirty (30) days after the date of notice from Landlord. In the event that Landlord shall deem it necessary in its sole reasonable judgment because of deterioration or damage to such plaque, Tenant shall replace such plaque with a new plaque with the same specifications (unless otherwise approved by Landlord) within thirty (30) days after the date of notice from Landlord. In the event that it shall be necessary to remove Tenant's plaque in order to (x) make repairs, alterations or improvements in, to or upon, the Building; or (y) comply with any law or requirement of public authorities, then the Landlord shall have the right to do so at Landlord's sole cost and expense, provided that (i) in the case of a repair, alteration or improvement, or (ii) in the case of having to comply with any law or requirement of a public authority if the applicable law or requirement of public authority permits the plaque to be restored, same is restored as promptly as is reasonably practicable. Landlord agrees that if Landlord shall give any other tenant of the Building leasing less rentable space than the Demised Premises the right to install or maintain a plaque in the lobby of the Building larger than Tenant's plaque Landlord shall, if Tenant elects, at Tenant's sole cost and expense, replace its existing plaque in the Building with a larger plaque the same size as the plaque of such other tenant.

         43.02 So long as the Tenant named herein shall be the Tenant under this Lease and shall be in actual occupancy of the entire Demised Premises, if Landlord shall grant to another tenant of the Building of equal or smaller size than Tenant the right to install on the exterior of the Building a flagpole flying a banner identifying such tenant, then Tenant shall have the right to have installed and maintained, at Tenant's sole cost and expense, one flag pole in an area designated by Landlord on the same side of the Building as the flagpole granted to such other tenant of the Building, flying a banner reading "iVillage" (such Flagpole and banner is hereinafter referred to as the "Flagpole") on the exterior of the Building. The size, materials, design, color, location and method of installation and affixation to the Building of the Flagpole shall be subject to Landlord's prior approval provided that the Flagpole and the installation thereof shall comply with laws. Landlord shall, at Tenant's expense, remove the Flagpole on or before the Expiration Date or earlier termination of this Lease or upon the removal of all other flagpoles identifying all other tenants of the Building and upon such removal Landlord shall, at Tenant's sole cost and expense repair and restore any damage to the Building resulting from the installation and/or removal of the Flagpole. Landlord shall be permitted, at Landlord's sole cost and expense, to remove the flagpole temporarily from time to time during the term of this Lease for so long as may be reasonably necessary to comply with laws or make repairs, installations or improvements or perform maintenance to the Building.

                        [The remainder of this page is
              left intentionally blank; signature page follows]

         IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

                                  LANDLORD:
                                  500-512 SEVENTH AVENUE
                                  LIMITED PARTNERSHIP

                                  By: 500-512 ArCap LLC

                                      By: Archon Capital, L.P.

                                          By: WH MezzCo GP, L.L.C., its
                                              General Partner

                                          By: /s/ Ralph Rosenberg
                                              ----------------------------
                                              Name: Ralph Rosenberg
                                              Title: Authorized Signatory

                                      By: GS MezzCo GP, L.L.C., its General
                                          Partner


                                          By: /s/ Ralph Rosenberg
                                              ----------------------------
                                              Name: Ralph Rosenberg
                                              Title: Authorized Signatory


                                  TENANT:

                                  iVillage Inc.

                                  By: /s/ Steve Elkes
                                     -----------------------------
                                     Name: Steve Elkes
                                     Title: Senior Vice President


Tenant's Federal Employer Identification No. is 13-3845162

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )


               On the             day of                     , 2000
before me, personally appeared                     personally known to me or
proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.



                                                  ---------------------
                                                      Notary Public

                             -------------------

                                  EXHIBIT A

                                 DESCRIPTION

                             -------------------

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, County of New York, City and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the southerly side of 38th Street with the westerly side of Seventh Avenue;

RUNNING THENCE westerly along the southerly side of 38th Street, 254 feet;

THENCE southerly parallel with Seventh Avenue and partly through a party wall, 98 feet 9 inches to the center line of the block;

THENCE westerly along the center line of the block, 21 feet;

THENCE southerly parallel with Seventh Avenue, 98 feet 9 inches to the northerly side of 37th Street;

THENCE easterly along the northerly side of West 37th Street, 275 feet to the westerly side of Seventh Avenue; and

Thence northerly along the westerly side of Seventh Avenue, 197 feet 6 inches to the southerly side of 38th Street, the point or place of BEGINNING.

                             -------------------

                                  EXHIBIT B

                                  FLOOR PLAN

                             -------------------


                      (Follows immediately on next page)

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                             -------------------

                                 EXHIBIT B-1

                                  FLOOR PLAN

                             -------------------


                      (Follows immediately on next page)

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                             -------------------

                                 EXHIBIT B-2

                                  FLOOR PLAN

                             -------------------

                      (Follows immediately on next page)

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                             -------------------

                                 EXHIBIT B-3

                                  FLOOR PLAN

                             -------------------

                      (Follows immediately on next page)

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                              ------------------

                                  EXHIBIT C
                            RULES AND REGULATIONS

                              ------------------


               1. The rights of tenants in the entrances, corridors and elevators of the Building are limited to ingress to and egress from the tenants' premises for the tenants and their employees, licensees and invitees, and no tenant shall use, or permit the use of, the entrances, corridors, or elevators for any other purpose. No tenant shall invite to the tenant's premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the entrances, corridors, elevators and other facilities of the Building by other tenants. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the tenants, their employees, licensees or invitees. No tenant shall encumber or obstruct, or permit the encumbrance or obstruction of any of the sidewalks, entrances, corridors, elevators, fire exits or stairways of the Building. Subject to the terms of this lease, the Landlord reserves the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

               2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by Landlord or the tenant whose premises are to be entered or not otherwise properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the reasonable judgment of Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion, Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of the tenant. Landlord shall have the right to inspect all freight objects or bulky matter brought into the Building and to exclude from the Building all objects and matter which violate any of the Rules and Regulations contained in or provided for by this Lease. The Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person (or package) to or from the tenant's premises or the Building under the provisions of this rule. Canvassing, soliciting or peddling in the Building is prohibited and every tenant shall co-operate to prevent the same.

               3. No tenant shall obtain or accept for use in its premises ice, drinking water, towel, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by Landlord in writing to furnish such services, provided that the charges for such services by persons authorized by Landlord are not materially greater than those being offered by other reputable third party providers of such services.

               4. No sign, advertisement or notice shall be displayed in or on the windows or doors, or on the outside of any tenant's premises, or at any point inside any tenant's premises where the same might be visible outside of such premises, except that the name of the tenant and/or tenant's logo may be displayed on the entrance door of the tenant's premises, and in the elevator lobbies of the floors which are occupied entirely by any tenant, subject to Landlord's reasonable approval of the size, color and design of such display and if Landlord elects to perform such work Tenant shall pay Landlord for the performance of such work.

               5. No awnings or other projections outside the windows or walls of the Building shall be installed by any tenant, and only such window blinds as are reasonably approved by Landlord shall be used in a tenant's premises. Tenant shall not place bottles, parcels or other articles, or lettering visible from the exterior, on the windows, windowsills or peripheral air conditioning enclosures.

               6. No safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon a tenant's premises. If, in the reasonable judgment of Landlord, it is necessary to distribute the concentrated weight of any heavy object, the work involved in such distribution shall be done at the expense of Tenant and in such manner as Landlord shall reasonably determine. The moving of safes and other heavy objects shall take place only outside of ordinary business hours upon previous notice to Landlord, and the persons employed to move the same in and out of the Building shall be reasonably acceptable to Landlord and, if so required by law, shall hold a Master Rigger's license. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner reasonably approved by Landlord. Arrangements will be made by Landlord with any tenant for moving large quantities of furniture and equipment into or out of the building.

               7. Intentionally Omitted

               8. No noise, including the playing of any musical instruments, radio or television, which, in the reasonable judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant and no cooking shall be done in the tenant's premises, except as permitted. No dangerous, inflammable, combustible or explosive object or material shall be brought into the Building by any tenant or with the permission of any tenant.

               9. No acids, vapors, paper towels or other materials shall be discharged or permitted to be discharged into the waste lines, vents or flues of the Building which may damage them. The water and wash closets and other plumbing fixtures in or serving any tenant's premises shall not be used for any purpose other than the purposes for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other foreign substances shall be deposited therein.

               10. Intentionally Omitted.

               11. All entrance doors in each tenant's premises shall be left locked and all windows shall be left closed by the tenant when the tenant's premises are not in use. Entrance doors shall not be left open at any time.

               12. Hand trucks, wagons or similar items not equipped with rubber tires and side guards shall not be used within the Building.

               13. All windows in each tenant's premises shall be kept closed and all blinds therein, if any, above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the Building air-conditioning system to cool or ventilate the tenant's premises.

               14. Tenant shall not place upon any of the doors (other than closet or vault doors) or windows in the Building any locks or bolts which shall not be operable by the Grand Master Key for the Building, or make any changes in locks or the mechanisms thereof which shall make such locks inoperable by said Grand Master Key unless such change is approved by Landlord in which event Tenant shall give Landlord duplicate keys for such locks or bolts.

               15. Tenant shall not permit or allow bicycles, vehicles, animals (except seeing-eye dogs), or birds or any kind to be brought into or kept on or about the Building or the Demised Premises.

               16. Tenant shall not lay vinyl asbestos tile or other similar floor covering so that the same shall come in direct contact with the floor or in a manner or by means of such pastes or other adhesives which shall not have been approved by Landlord, it being understood that if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material which is soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

               17. Tenant shall not install any decorative wood products, in the Demised Premises, other than those wood products considered furniture or millwork, which are not treated with fire-retardant materials and, in such event, shall submit, to Landlord's reasonable satisfaction, proof or other reasonable certification of the materials reasonably satisfactory fire retardant characteristics.

               18. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary, desirable or proper for its best interest and for the best interests of the tenants, and no alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to any tenant for the non-observance or violation by any other tenant of any of the rules and regulations at any time prescribed for the Building.

                               ----------------

                                  EXHIBIT D
                                 DEFINITIONS

                               ----------------


               (a) The term mortgage shall include an indenture of mortgage and deed of trust to a trustee to secure an issue of bonds, and the term mortgagee shall include such a trustee.

               (b) The terms include, including and such as shall each be construed as if followed by the phrase "without being limited to".

               (c) The term obligations of this lease, and words of like import, shall mean the covenants to pay rent and additional rent under this lease and all of the other covenants and conditions contained in this lease. Any provision in this lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition, or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

               (d) The tern Tenant's obligations hereunder, and words of like import, and the term Landlord's obligations hereunder, and words of like import, shall mean the obligations of this lease which are to be performed or observed by Tenant, or by Landlord, as the case may be. Reference to performance of either party's obligations under this lease shall be construed as "performance and observance".

               (e) Reference to Tenant being or not being in default hereunder, or words of like import, shall mean that Tenant is in default in the performance of one or more of Tenant's obligations hereunder, or that Tenant is not in default in the performance of any of Tenant's obligations hereunder, or that a condition of the character described in Section 25.01 has occurred and continues or has not occurred or does not continue, as the case may be.

               (f) References to Landlord as having no liability to Tenant or being without liability to Tenant, shall mean that Tenant is not entitled to terminate this lease, or to claim actual or constructive eviction, partial or total, or to receive any abatement or diminution of rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other kind of liability whatsoever against Landlord under or with respect to this lease or with respect to Tenant's use or occupancy of the Demised Premises.

               (g) The term laws and/or requirements of public authorities and words of like import shall mean laws and ordinances of any or all of the Federal, state, city, county and borough governments and rules, regulations, orders and/or directives of any or all departments, subdivisions, bureaus, agencies or offices thereof, or of any other governmental, public or quasi-public authorities, having jurisdiction in the premises, and/or the direction of any public officer pursuant to law.

               (h) The term requirements of insurance bodies and words of like import shall mean rules, regulations, orders and other requirements of the New York Board of Fire Underwriters and/or the New York Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance of the Building and/or the Demised Premises.

               (i) The term "Business Days" as used in this lease shall exclude Saturdays, Sundays and all days recognized as holidays under applicable union contracts. The term "Business Hours" as used in this lease shall mean the hours between 8:00 a.m. and 6:00 p.m.

               (j) Reference to termination of this lease includes expiration or earlier termination of the term of this lease or cancellation of this lease pursuant to any of the provisions of this lease or to law. Upon a termination of this lease, the term and estate granted by this lease shall end at noon of the date of termination as if such date were the date of expiration of the term of this lease and neither party shall have any further obligation or liability to the other after such termination (i) except as shall be expressly provided for in this lease, or (ii) except for such obligation as by its nature or under the circumstances can only be, or by the provisions of this lease, may be, performed after such termination, and, in any event, unless expressly otherwise provided in this lease, any liability for a payment which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this lease.

               (k) Intentionally omitted

               (1) The term Tenant shall mean Tenant herein named or any assignee or other successor in interest (immediate or remote) of Tenant herein named, while such Tenant or such assignee or other successor in interest, as the case may be, is in possession of the Demised Premises as owner of Tenant's estate and interest granted by this lease and also, if Tenant is not an individual or a corporation, all of the persons, firms and corporations then comprising Tenant.

               (m) Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

               (n) The rule of ejusdem generis shall not be applicable to limit a general statement following or referable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

               (o) All references in this lease to numbered Articles, numbered Sections and lettered Exhibits are references to Articles and Sections of this lease, and Exhibits annexed to (and thereby made part of) this lease, as the case may be, unless expressly otherwise designated in the context.

               (p) The term "Prime Rate" shall mean, on any particular date, a rate per annum equal to the rate of interest published in The Wall Street Journal as the "prime rate," as in effect on such day, with any change in the rate resulting from a change in said prime rate to be effective as of the date of the relevant change in said prime rate; provided, however, that if more than one prime rate is published in The Wall Street Journal for a day, the average of the prime rates shall be used; provided, further, however, that the prime rate (or the average of the prime rates) will be rounded up to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, to the next higher 1/16 of 1%. In the event that The Wall Street Journal ceases or temporarily interrupts publication (or publication of a "prime rate"), then the Prime Rate shall mean the daily average prime rate published in another business newspaper, or business section of a newspaper, of national standing chosen by Landlord. If The Wall Street Journal resumes publication, the substitute index will immediately be replaced by the prime rate published in The Wall Street Journal.

               (q) The term "Event of Default" shall means a default under any of the terms, covenants or conditions of this lease on Tenant's part to observe, perform or comply with, that remains or remained uncured after the giving of any required notice to Tenant and the expiration of any applicable cure period, or any of the events described in Section 25.01 of this lease.

                             -------------------

                                  EXHIBIT E

                           CERTIFICATE OF OCCUPANCY

                             -------------------

                      (Follows immediately on next page)

                                THE CITY OF NEW YORK

  [SEAL]                        DEPARTMENT OF BUILDINGS               ALT 442/85

                               CERTIFICATE OF OCCUPANCY

BOROUGH    MANHATTAN                     DATE   APR 23 1996           NO. 109224

This certificate supersedes CO NO     50317        ZONING DISTRICT  M1-6

THIS CERTIFIES that the xxxx altered xxxxxxx--building--premises located at
500 SEVENTH AVENUE                             Block   787   Lot   40

CONFORMS SUBSTANTIALLY TO THE APPROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN.


                              PERMISSIBLE USE AND OCCUPANCY

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

              LIVE LOAD  MAXIMUM         ZONING       BUILDING              BUILDING
  STORY       LESS NET   NO. OF          DWELLING     CODE          FORMAT  CODE        DESCRIPTION OF USE
              SQ. FT.    PARTITIONS      ON REQUIRED  MAPS 1 CAP B  USE     OCCUPANCY
                         PERMITTED       UNITS        HOURS         GROUP   GROUP
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
NORTH AND SOUTH WINGS OF BUILDING

BASEMENT      O.G.      210                                                             STORAGE, SHIPPING,
                                                                                        BOILER ROOM

1ST FLOOR     120       200                                                             STORES

2ND FLOOR     120       400                                                 COMM.       FACTORY, OFFICE
                                                                                        AND SHOWROOM--
                                                                                        NORTH WING FACTORY,
                                                                                        OFFICE AND SHOWROOM--
                                                                                        SOUTH WING

3RD TO        120       400                                                 COMM.       FACTORY, OFFICE
7TH FLOORS                                                                              AND SHOWROOM
                                                                                        ON EACH FLOOR--
                                                                                        NORTH WING
                        250                                                             FACTORY, OFFICE
                                                                                        AND SHOWROOM
                                                                                        ON EACH FLOOR--
                                                                                        SOUTH WING

8TH TO                  400                                                 COMM.       FACTORY, OFFICE
9TH FLOORS                                                                              AND SHOWROOM
                                                                                        ON EACH FLOOR--
                                                                                        NORTH WING
                        260                                                             FACTORY, OFFICE
                        ea.                                                             AND SHOWROOM
                                                                                        ON EACH FLOOR--
                                                                                        SOUTH WING


10TH TO                 360                                                 COMM.       FACTORY, OFFICE
137TH FLOORS                                                                            AND SHOWROOM
                                                                                        ON EACH FLOOR--

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                        (CONTINUED)

 OPEN SPACES USES ______________________________________________________________
                  (SPECIFY--PARKING SPACES, LOADING BERTHS, OTHER USES, NONE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

M.C.G.                     NO CHANGES OF USE OR OCCUPANCY SHALL BE MADE UNLESS
                          A NEW AND AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

           THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE.

       /s/ Authorized Signatory                    /s/ Authorized Signatory
_______________________________________  _______________________________________
        BOROUGH SUPERINTENDANT                           COMMISSIONER

|_| ORIGINAL        |_| OFFICE COPY--DEPARTMENT OF BUILDINGS            |_| COPY

                                THE CITY OF NEW YORK

  [SEAL]                        DEPARTMENT OF BUILDINGS               ALT 442/85

                               CERTIFICATE OF OCCUPANCY

BOROUGH    MANHATTAN                     DATE   APR 23 1996           NO. 109224

This certificate supersedes C.O. NO     50317        ZONING DISTRICT  M1-6

THIS CERTIFIES that the xxxx altered xxxxxxx--building--premises located at
500 SEVENTH AVENUE                             Block   787   Lot   40

CONFORMS SUBSTANTIALLY TO THE APPROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN.


                              PERMISSIBLE USE AND OCCUPANCY

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

              LIVE LOAD  MAXIMUM         ZONING       BUILDING              BUILDING
  STORY       LESS NET   NO. OF          DWELLING     CODE          FORMAT  CODE        DESCRIPTION OF USE
              SQ. FT.    PARTITIONS      ON REQUIRED  MAPS 1 CAP B  USE     OCCUPANCY
                         PERMITTED       UNITS        HOURS         GROUP   GROUP
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

                        230                                                             NORTH WING
                        ea.                                                             FACTORY, OFFICE
                                                                                        AND SHOWROOM
                                                                                        ON EACH FLOOR-
                                                                                        SOUTH WING

14TH FLOOR              360                                                 COMM.      FACTORY, OFFICE
                                                                                       AND SHOWROOM--
                                                                                       NORTH WING
                        450                                                            LUNCH CLUB,
                                                                                       KITCHEN AND
                                                                                       STORAGE- SOUTH
                                                                                       WIN

15TH FLOOR    120       360                                                 COMM.      FACTORY, OFFICE
7TH FLOORS                                                                             AND SHOWROOM-
                                                                                       NORTH WING
                        230                                                            FACTORY, OFFICE
                                                                                       AND SHOWROOM-
                                                                                       SOUTH WING

16TH & 17TH             360                                                 COMM.      FACTORY, OFFICE
FLOORS                  ea.                                                            AND SHOWROOM--
                                                                                       ON EACH FLOOR--
                                                                                       NORTH WING
                        230                                                            FACTORY, OFFICE
                        ea.                                                            AND SHOWROOM
                                                                                       ON EACH FLOOR--
                                                                                       SOUTH WING
                                    OLD CODE


NOTE:  NOT MORE THAN 25% OF THE FLOOR AREA OF THE BUILDING LYING WITHIN THE
                  RETAIL DISTRICT TO BE USED FOR MANUFACTURING

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                        (CONTINUED)

 OPEN SPACE USES  ______________________________________________________________
                  (SPECIFY--PARKING SPACES, LOADING BERTHS, OTHER USES, NONE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

M.C.G. NO CHANGES OF USE OR OCCUPANCY SHALL BE MADE UNLESS A NEW AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

         THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE.

       /s/ Authorized Signatory                    /s/ Authorized Signatory
_______________________________________  _______________________________________
        BOROUGH SUPERINTENDANT                           COMMISSIONER

|_| ORIGINAL        |_| OFFICE COPY--DEPARTMENT OF BUILDINGS            |_| COPY

                                THE CITY OF NEW YORK

  [SEAL]                        DEPARTMENT OF BUILDINGS               ALT 442/85

                               CERTIFICATE OF OCCUPANCY

BOROUGH    MANHATTAN                     DATE   APR 23 1996           NO. 109224

This certificate supersedes C.O. NO     50317        ZONING DISTRICT  M1-6

THIS CERTIFIES that the xxxx altered xxxxxxx--building--premises located at
500 SEVENTH AVENUE                             Block   787   Lot   40

CONFORMS SUBSTANTIALLY TO THE APPROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN.


                              PERMISSIBLE USE AND OCCUPANCY

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

              LIVE LOAD  MAXIMUM         ZONING       BUILDING              BLDG.
  STORY       LESS NET   NO. OF          DWELLING     CODE          FORMAT  CODE        DESCRIPTION OF USE
              SQ. FT.    PARTITIONS      ON REQUIRED  MAPS 1 CAP B  USE     OCCUPYING
                         PERMITTED       UNITS        HOURS         GROUP   GROUP
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


                  PURPOSES.

                  FIRE DEPARTMENT APPROVALS:
                  FUEL OIL INSTALLATION - 5/31/58
                  SPRINKLER SYSTEM - 5/22/58
                  STANDPIPE SYSTEM - 5/22/58
                  INTERIOR FIRE ALARM SYSTEM - 5/22/58



                 THIS CERTIFICATE OF OCCUPANCY MUST BE POSTED
                 WITHIN THE BUILDING IN ACCORDANCE WITH THE RULES
                 OF THE DEPARTMENT PROMULGATED MARCH 31ST, 1967.





--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

 OPEN SPACES USES ______________________________________________________________
                  (SPECIFY--PARKING SPACES, LOADING BERTHS, OTHER USES, NONE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

M.C.G.                     NO CHANGES OF USE OR OCCUPANCY SHALL BE MADE UNLESS
                          A NEW AND AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

           THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE.

       /s/ Authorized Signatory                    /s/ Authorized Signatory
_______________________________________  _______________________________________
        BOROUGH SUPERINTENDANT                           COMMISSIONER

|_| ORIGINAL        |_| OFFICE COPY--DEPARTMENT OF BUILDINGS            |_| COPY

                                THE CITY OF NEW YORK

  [SEAL]                        DEPARTMENT OF BUILDINGS               ALT 20/88

                               CERTIFICATE OF OCCUPANCY

BOROUGH    MANHATTAN                     DATE   MAY 02 1997           NO. 112586

This certificate supersedes CO NO     16228        ZONING DISTRICT  M1-6

THIS CERTIFIES that the xxxx altered xxxxxxx--building--premises located at
512 SEVENTH AVENUE                             Block   787   Lot   44
A/K/A 200-212 WEST 38TH STREET

CONFORMS SUBSTANTIALLY TO THE APPROVED PLANS AND SPECIFICATIONS AND TO THE REQUIREMENTS OF ALL APPLICABLE LAWS, RULES, AND REGULATIONS FOR THE USES AND OCCUPANCIES SPECIFIED HEREIN.


                              PERMISSIBLE USE AND OCCUPANCY

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

              LIVE LOAD  MAXIMUM         ZONING       BUILDING              BUILDING
  STORY       LESS NET   NO. OF          DWELLING     CODE          FORMAT  CODE        DESCRIPTION OF USE
              SQ. FT.    PARTITIONS      ON REQUIRED  MAPS 1 CAP B  USE     OCCUPANCY
                         PERMITTED       UNITS        HOURS         GROUP   GROUP
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
SUB-CELLAR              5                                                               TRANSFORMER
                                                                                        PLANT

CELLAR                  150                                                             CAFETERIA AND
                                                                                        STORAGE

1ST FLOOR     120       75                                                              STORES
MEZZANINE     120                                                                       OFFICES

2ND TO 43RD   120       75                                                              OFFICES AND
FLOORS        ON        ON                                                              FACTORY
              EACH      EACH

PENTHOUSE 1   120       52                                           6       E          OFFICE

PENTHOUSE 2   120       2                                            17      D-2        MOTOR ROOM


                        OLD CODE

                        NOTE: NOT MORE THAN 25% OF FLOOR AREA OF BUILDING
                              TO BE USED FOR MANUFACTURING PURPOSES


                 THIS CERTIFICATE OF OCCUPANCY MUST BE POSTED
                 WITHIN THE BUILDING IN ACCORDANCE WITH THE RULES
                 OF THE DEPARTMENT PROMULGATED MARCH 31ST, 1962
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                        (CONTINUED)

 OPEN SPACES USES ______________________________________________________________
                  (SPECIFY--PARKING SPACES, LOADING BERTHS, OTHER USES, NONE)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

M.C.G.                     NO CHANGES OF USE OR OCCUPANCY SHALL BE MADE UNLESS
                          A NEW AND AMENDED CERTIFICATE OF OCCUPANCY IS OBTAINED

           THIS CERTIFICATE OF OCCUPANCY IS ISSUED SUBJECT TO FURTHER LIMITATIONS, CONDITIONS AND SPECIFICATIONS NOTED ON THE REVERSE SIDE.

       /s/ Authorized Signatory                    /s/ Authorized Signatory
_______________________________________  _______________________________________
        BOROUGH SUPERINTENDANT                           COMMISSIONER

|_| ORIGINAL        |_| OFFICE COPY--DEPARTMENT OF BUILDINGS            |_| COPY

                             -------------------

                                  EXHIBIT F

                               LETTER OF CREDIT

                             -------------------

                      (Follows immediately on next page)

 The  Chase Manhattan Bank
 Global Trade Operations                             ISSUE DATE: MARCH 14, 2000
 P.O. Box 44, Church Street Station                     L/C NO.: T-298841
 New York, N.Y. 10008-0044


          Advising Bank

                                              [       APPLICANT:               ]
 [                                    ]       [  IVILLAGE, INC.                ]
 [************DIRECT******************]       [  170 FIFTH AVENUE              ]
 [                                    ]       [  NEW YORK, N.Y. 10010          ]

            Beneficiary
M
A[ 500-512 SEVENTH AVENUE LIMITED     ]       [  AMOUNT: USD 9,250,000.00      ]
I[ PARTNERSHIP, C/O NEWMARK & CO.,    ]       [  (NINE MILLION TWO HUNDRED     ]
L[ REAL ESTATE, INC.                  ]       [  FIFTY THOUSAND AND 00/100     ]
T[ 125 PARK AVE., NEW YORK, NY 10017  ]       [  UNITED STATES DOLLARS)        ]
O


GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. T-298841 IN FAVOR OF (THE "LANDLORD") FOR AN AGGREGATE AMOUNT NOT TO EXCEED U.S. DOLLARS NINE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 (USD9, 250,000.00). THIS LETTER OF CREDIT IS AVAILABLE WITH THE CHASE MANHATTAN BANK, NEW YORK AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON THE CHASE MANHATTAN BANK, NEW YORK WHEN ACCOMPANIED BY THE DOCUMENTS INDICATED HEREIN.

BENEFICIARY'S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS OR AN OFFICIAL OF ITS AGENT READING AS FOLLOWS: "THE AMOUNT OF THIS DRAWING USD
 ........ UNDER THE CHASE MANHATTAN BANK LETTER OF CREDIT NUMBER T-298841
REPRESENTS FUNDS DUE US AS AN EVENT OF DEFAULT HAS OCCURED UNDER ONE OR MORE TERMS OF THAT CERTAIN LEASE AGREEMENT DATED MARCH 13, 2000 BY AND BETWEEN 500-512 SEVENTH AVENUE LIMITED PARTNERSHIP, AS LANDLORD AND IVILLAGE, INC., AS TENANT".

PARTIAL AND MULTIPLE DRAWINGS ARE PERMITTED. WE FURTHER UNDERTAKE THAT ANY DRAFT(S) PRESENTED UNDER THIS LETTER OF CREDIT SHALL BE PAID NOT WITHSTANDING ANY CLAIM BY ANY PERSON THAT THE SUM DEMANDED IS NOT DUE OR FOR ANY OTHER REASON THAT SAID DRAFT(S) IS NOT TO BE HONORED.

THIS LETTER OF CREDIT EXPIRES AT OUR COUNTERS IN NEW YORK WITH OUR CLOSE OF BUSINESS ON MARCH 12, 2001.

IT IS A CONDITION OF THIS IRREVOCABLE LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL PERIOD OF ONE YEAR FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 45 DAYS PRIOR TO SUCH DATE WE SEND YOU NOTICE IN WRITING BY REGISTERED MAIL, OR HAND DELIVERY AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR SUCH ADDITIONAL PERIOD. HOWEVER IN NO EVENT SHALL THIS LETTER OF CREDIT BE EXTENDED BEYOND THE FINAL EXPIRY DATE OF MARCH 12, 2015. UPON SUCH NOTICE TO YOU, YOU MAY DRAW DRAFTS ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN APPLICABLE EXPIRY DATE, ACCOMPANIED BY YOUR DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS READING: "THE
AMOUNT OF THIS DRAWING USD ........ UNDER THE CHASE MANHATTAN BANK LETTER OF
CREDIT NUMBER T-298841 REPRESENTS FUNDS DUE US AS WE HAVE RECEIVED NOTICE FROM THE CHASE MANHATTAN BANK OF THEIR DECISION NOT TO EXTEND LETTER OF CREDIT

                                  -CONTINUED-

                                               /s/ Virginia Marco
                                               ----------------------
                                               Authorized Signature

T-298841- -001-L1-01-

Provisions applicable to this credit

 The  Chase Manhattan Bank
 Global Trade Operations                             ISSUE DATE: MARCH 14, 2000
 P.O. Box 44, Church Street Station                     L/C NO.: T-298841
 New York, N.Y. 10008-0044


          Advising Bank

                                              [       APPLICANT:               ]
 [                                    ]       [  IVILLAGE, INC.                ]
 [************DIRECT******************]       [  170 FIFTH AVENUE              ]
 [                                    ]       [  NEW YORK, N.Y. 10010          ]

            Beneficiary

M
A[ 500-512 SEVENTH AVENUE LIMITED     ]       [  AMOUNT: USD 9,250,000.00      ]
I[ PARTNERSHIP, C/O NEWMARK & CO.,    ]       [  (NINE MILLION TWO HUNDRED     ]
L[ REAL ESTATE, INC.                  ]       [  FIFTY THOUSAND AND 00/100     ]
T[ 125 PARK AVE., NEW YORK, NY 10017  ]       [  UNITED STATES DOLLARS)        ]
O
NUMBER T.298841 FOR AN ADDITIONAL YEAR, AND THE LEASE IS STILL OUTSTANDING."

THIS LETTER OF CREDIT IS TRANSFERABLE IN ITS ENTIRETY (BUT NOT IN PART) TO A SUCCESSOR LANDLORD AND THE CHASE MANHATTAN BANK ONLY IS AUTHORIZED TO ACT AS THE TRANSFERRING BANK.

WE SHALL NOT RECOGNIZE ANY TRANSFER OF THIS LETTER OF CREDIT UNTIL THIS ORIGINAL LETTER OF CREDIT TOGETHER WITH ANY AMENDMENTS AND A SIGNED AND COMPLETED TRANSFER FORM AS PER EXHIBIT A ATTACHED HERETO IS RECEIVED BY US.

ALL TRANSFER FEES ARE FOR THE ACCOUNT OF THE APPLICANT.

THE CORRECTNESS OF THE SIGNATURE AND TITLE OF THE PERSON SIGNING THE TRANSFER FORMS MUST BE VERIFIED BY YOUR BANK.

IN CASE OF ANY TRANSFER UNDER THIS LETTER OF CREDIT, THE DRAFT AND ANY REQUIRED STATEMENT MUST BE EXECUTED BY THE TRANSFEREE.

THIS LETTER OF CREDIT MAY NOT BE TRANSFERRED TO ANY PERSON WITH WHICH U.S. PERSONS ARE PROHIBITED FROM DOING BUSINESS UNDER U.S. FOREIGN ASSETS CONTROL REGULATIONS OR OTHER APPLICABLE U.S. LAWS AND REGULATIONS.

ALL CORRESPONDENCE AND ANY DRAWINGS PRESENTED IN CONNECTION WITH THIS LETTER OF CREDIT ARE TO BE DIRECTED TO OUR OFFICE AT 4 CHASE METROTECH CENTER, 8TH FLOOR, BROOKLYN, NEW YORK 11245, ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT, CUSTOMER INQUIRY NUMBERS ARE (718) 242-4885 AND (718) 242-4898. WE HEREBY ISSUE THIS STANDBY LETTER OF CREDIT IN YOUR FAVOR. IT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500 AND ENGAGES US IN ACCORDANCE WITH THE TERMS THEREOF. THE NUMBER AND THE
DATE OF OUR CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFTS
REQUIRED.


                                               /s/ Virginia Marco
                                               ----------------------
                                               Authorized Signature


T-298841- -001-L1-01-

                                      -2-

Provisions applicable to this credit

                                  EXHIBIT "A"

                                              NEW YORK, NEW YORK __________ 19__

THE CHASE MANHATTAN BANK
4 CHASE METROTECH CENTER
8TH FLOOR
BROOKLYN, NEW YORK 11245
ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT

           RE: LETTER OF CREDIT NO._________________________________
               ISSUED BY: THE CHASE MANHATTAN BANK, NEW YORK

GENTLEMEN:

     FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

     (NAME OF TRANSFEREE)
     (ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT IN ITS ENTIRETY.

     BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE AND THE TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

     THE ADVICE OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE HEREOF, AND FORWARD IT DIRECT TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

                                       YOURS VERY TRULY,

                                       __________________________
                                       SIGNATURE OF BENEFICIARY

SIGNATURE GUARANTEED AND IS IN CONFORMITY TO THAT ON FILE WITH US AS TO SIGNER'S AUTHORIZATION FOR THE EXECUTION OF THESE INSTRUMENTS.

                                       BANK:_____________________

                                       BY:_______________________
                                       TITLE:

THIS FORM MUST BE EXECUTED IN DUPLICATE.

 The Chase Manhattan Bank             [ CHASE LOGO ]
 Global Trade Operations                                          MARCH 15, 2000
 P.O. Box 44, Church Street Station                            L/C NO.: T-298841
 New York, N.Y. 10008-0044                                AMENDMENT NO: 1


          Advising Bank


 [                                    ]       [             APPLICANT:         ]
 [                                    ]       [  IVILLAGE, INC.                ]
 [************DIRECT******************]       [  170 FIFTH AVENUE              ]
 [                                    ]       [  NEW YORK, N.Y. 10010          ]

            Beneficiary

M
A[ 500-512 SEVENTH AVENUE LIMITED     ]       [                                ]
I[ PARTNERSHIP, C/O NEWMARK & CO.,    ]       [                                ]
L[ REAL ESTATE, INC.                  ]       [                                ]
T[ 125 PARK AVE., NEW YORK, NY 10017  ]       [                                ]
O

-- IN ACCORDANCE WITH INSTRUCTIONS RECEIVED, THE ABOVE-REFERENCED LETTER OF
   CREDIT HAS BEEN AMENDED AS FOLLOWS:

     1 -- THE EXPIRATION DATE IS EXTENDED TO MARCH 13, 2001.

     2 -- IN THE FIRST PARAGRAPH, THE FOLLOWING IS INSERTED AFTER THE WORDS "IN
          FAVOR OF .. "

          "500-512 SEVENTH AVENUE LIMITED PARTNERSHIP".

     3 -- IN THE SECOND PARAGRAPH, THE LEASE AGREEMENT DATE IS DELETED AND
          REPLACED WITH:

          "MARCH 14, 2000"

     4 -- THE FORTH PARAGRAPH IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE
          FOLLOWING:

          THIS LETTER OF CREDIT EXPIRES AT OUR COUNTERS IN NEW YORK WITH OUR CLOSE OF BUSINESS ON MARCH 13, 2001.

     5 -- THE PARAGRAPH BEGINNING, "IT IS A CONDITION ....." AND ENDING
          "..... STILL OUTSTANDING", THE FINAL EXPIRATION DATE IS DELETED AND
          REPLACED WITH:

          "MARCH 13, 2015.

ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.


T-298841- -002-A1-01-


                                               /s/ Virginia Marco
                                               ----------------------
                                                Authorized Signature
                                                   VIRGINIA MARCO
                                                 ASSISTANT TREASURER
                                                 CHASE MANHATTAN BANK


                                      -1-

Provisions applicable to this credit
This credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision.) International Chamber of Commerce Publication No. 500

                                  EXHIBIT G

                       FORM OF NONDISTURBANCE AGREEMENT

                         NON-DISTURBANCE, ATTORNMENT

                                     AND

                           SUBORDINATION AGREEMENT


Dated:                                               as of           ,

Sublandlord:

Subtenant:

Address of Subtenant:                                New York, New York

Date of Sublease and
Amendments if any:                                   As of           ,
                                                              (the "Sublease"

Premises:                                                     The            floor in the building (the
                                                               "Building") known as [500/5121 Seventh
                                                               Avenue,




                               (hereinafter referred to as "Overlandlord"),
having an office at                          New York, New York as landlord
under a lease dated as of                   , by and between Overlandlord, as
Landlord, and Sublandlord, as Tenant (hereinafter referred to as the "Overlease") of the Premises, and Subtenant, as holder of Subtenant's interest in the Sublease of the Premises, hereby agree as follows:

               1. (a) Overlandlord exercises its rights to terminate the Overlease, so long as the Sublease is in full force and effect and Subtenant is not in default in payment of fixed or additional rent due thereunder or in the performance of any of its material obligations under the Sublease after any required notice and beyond the applicable period of grace (if any) set forth in the Sublease:

               (b) Subtenant shall not be joined as a party defendant in any action or proceeding which may be instituted or taken by the Overlandlord for the purpose of terminating the Overlease by reason of any default thereunder, nor shall Subtenant be evicted from the Premises but nothing herein shall be deemed to restrict or limit in any way Overlandlord's rights to terminate the Overlease.

               (c) Subtenant's subleasehold estate in the Premises under the Sublease shall not be terminated or disturbed and the Sublease shall continue in full force and effect with respect to the Premises as a direct lease between Subtenant and a Successor Landlord (as such term is hereafter defined) upon all of the terms, covenants, conditions and obligations of the Sublease except as set forth in Paragraph 2 below.

               2. Subtenant shall attorn to Overlandlord or any successor to the interest of Overlandlord in the Overlease and the Sublease shall continue, in accordance with its terms, between Subtenant and Overlandlord or such successor (Overlandlord or such successor being hereinafter sometimes referred to as "Successor Landlord") except that (a) notwithstanding anything in the Sublease to the contrary, the fixed rent payable under the Sublease during the remainder of the term thereof shall be an amount equal to the fixed rent per square foot that would have been payable under the Overllease by Tenant had the Overlease not been terminated, and (b) in lieu of making payments in accordance with the provisions of Section - of the Sublease, Subtenant shall make Tax Payments and porter's wage payments (as defined in Article 5 of the Overlease) in accordance with said Article 5 of the Lease as if the Lease had not been terminated (prorated to reflect the space occupied by subtenant), and (c) notwithstanding anything in the Sublease to the contrary, the consent or approval of Overlandlord and/or any Successor Landlord shall be required under the Sublease with respect to any circumstances requiring the consent or approval of Landlord under the Overlease subject to and in accordance with the provisions of the Overlease, and (d) and Paragraphs 3 and 9 hereof shall modify the Sublease.

               3. Successor Landlord shall not be (a) liable for any act or omission of any prior landlord (including Sublandlord), (b) liable for the return of any security deposit not actually received by Successor Landlord, (c) subject to any offsets or defenses which Subtenant might have against any prior sublandlord (including Sublandlord), except to the extent that same are expressly set forth in the Sublease, (d) bound by any advance payment of rent or additional rent made by Subtenant to Sublandlord more than one month in advance,
(e) bound by any amendment or modification of the Sublease made without the written consent of Successor Landlord, or (f) bound to effect or pay for any construction for Subtenant's occupancy.

               4. The Sublease shall be subject and subordinate to the Overlease and to all of the terms, conditions and provisions thereof, and to any renewals, extensions, modifications or replacements thereof.

               5. The foregoing provisions shall be self-operative. However, Subtenant agrees to execute and deliver to Overlandlord or to any person to whom Subtenant herein agrees to attorn such other instrument as either shall reasonably request in order to effectuate said provisions.

               6. Subtenant certifies that there are no defaults on the part of Sublandlord, that the Sublease is a complete statement of the agreement of the parties thereto with respect to the letting of the Premises, that the Sublease is in full force and effect and that all conditions to the effectiveness or continuing effectiveness thereof required to be satisfied at the date hereof have been satisfied.

               7. Subtenant will notify Overlandlord at the aforesaid address, by registered or certified mail, return receipt requested, of any default of Sublandlord which would entitle Subtenant to cancel the Sublease or abate the rent payable thereunder, and agrees that, notwithstanding any provision of the Sublease, no notice of cancellation thereof, nor any abatement, shall be effective unless Overlandlord has received the notice aforesaid and has failed within thirty (30) days of the date thereof to cure, or, if the default cannot be cured within thirty (30) days, has failed to commence and to diligently prosecute the cure of Sublandlord's default which gave rise to such right of cancellation or abatement, but nothing herein shall be deemed to require Overlandlord to cure such default.

               8. Subtenant agrees that notice from Overlandlord shall have the same effect under the Sublease as notice to Subtenant from the Sublandlord thereunder and Subtenant agrees to be bound by such notice notwithstanding the existence or nonexistence of a default under the Overlease or any dispute with respect thereto between the Tenant under the Overlease and Overlandlord.

               9. Anything herein contained in the Sublease to the contrary notwithstanding, in the event that Overlandlord or a Successor Landlord shall become Sublandlord under the Sublease, Overlandlord and such Successor Landlord shall have no obligation, nor incur any liability, beyond Overlandlord's or such Successor Landlord's then interest in the Building and Subtenant shall look exclusively to such interest of Overlandlord or such Successor Landlord in the Building for the payment and discharge of any obligations imposed upon Overlandlord hereunder or under the Sublease, and Overlandlord and such Successor

         Landlord are hereby released or relieved of any other liability hereunder and under the Sublease. Subtenant agrees that, with respect to any money judgment which maybe obtained or secured by Subtenant against Overlandlord or such Successor Landlord, Subtenant shall look solely to the estate or interest owned by Overlandlord or such Successor Landlord in the Building Subtenant will not collect or attempt to collect any such judgment out of any other assets of Overlandlord or such Successor Landlord.

         10. This Agreement shall inure to the benefit of and be binding upon Subtenant and any permitted successor or assignee of Subtenant and shall inure to the benefit of and be binding upon Overlandlord and its successors and assigns, including any purchaser of the Building.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.



                                     OVERLANDLORD:

                                     By:

                                     SUBTENANT:

                                     By:

                             -------------------

                                 EXHIBIT H-1

                           OPTION SPACE FLOOR PLANS

                             -------------------

                      (Follows immediately on next page)

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                             -------------------

                                 EXHIBIT H-2

                           OPTION SPACE FLOOR PLANS

                             -------------------

                      (Follows immediately on next page)

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                             -------------------


                                 EXHIBIT H-3

                           OPTION SPACE FLOOR PLANS

                             -------------------


                      (Follows immediately on next page)

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                              [GRAPHIC OMITTED]


                                 [FLOOR PLAN]

                             -------------------


                                  EXHIBIT I

                           APPROVED SUBCONTRACTORS

                             -------------------


                      (Follows immediately on next page)
iVillage Subcontractor Bid List


Trade                           Subcontractor                           Subcontractor
------------------------------------------------------------------------------------------------------
Milwork                         Island Architectural Woodwork           MTD Furniture Corporation
(06400)                         31-33 Howard Place                      125 Nancy Street
                                Ronkonkoma, NY 11779                    West Babylon, NY 11704
                                (631) 737-0020                          (516) 491-3905
                                (631) 737-7518 - fax                    (516) 491-3917 Fax
                                                                        (516) 807-8096 Cell
                                                                        Contact: Matthew Trumbull
------------------------------------------------------------------------------------------------------
Drywall & Carpentry             Nastasi & Associates                    Sweeney & Harkin Carpentry
(09250)                         147 Herrick Road                        & Dry Wall Corporation
                                Garden City Park, NY 11040              5-25 47th Road, L.I.C.
                                (516) 746-1800                          New York, NY 11101
                                (516) 746-6796 Fax                      (718) 392-0190
                                contact: Robert Polizzo                 (718) 729-6527 Fax
                                                                        Contact: Donald Masterson
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Hollow Metal                    Acme Architectural Products, Inc.       General
(08100)                         513 Porter Avenue                       913 Edge Water Road
                                Brooklyn, NY 11222                      Bronx, NY 10474
                                (718) 384-7800                          (718) 893-5500
                                (718) 384-1062                          (718) 893-1770 Fax
                                Contact: Joe Lacarri                    Contact:
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Painting&Wallcovering           Antovel-Gelberg Painting &              Encore Decorators, Inc.
(09900)                         Wallpapering, Inc.                      84-01 Main Street, Suite 608
                                21-52 45th Avenue,                      Briar Wood, NY 11435
                                L.I.C., NY 11101                        (718) 846-6463
                                (718) 937-3520                          (718) 846-4370 Fax
                                (718) 392-4793 Fax                      Contact: Kevin Paglino
                                Contact: Angelo Lopes
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H.V.A.C.                        B.P. Air Conditioning Corp.             Nelson Air Device Corporation
(15000)                         116 Greenpoint Avenue                   46-28 54th Avenue
                                Brooklyn, NY 11222                      Maspeth, NY 11378
                                (718) 383-2100                          (718) 729-3801
                                (718) 389-8539 Fax                      (718) 729-5687 Fax
                                Contact:                                Contact:
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                                Penguin Air Conditioning Corp.          PJ Mechanical
                                26 West Street                          135 West 17 Street
                                Brooklyn, NY 11222                      New York, NY 10011
                                (718) 706-2501                          (212) 243-2555
                                                                        (212) 924-7148 Fax
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Electrical                      Albros Electric Corporation             Allran Electric
(1600)                          58-35 Utopia Parkway                    88-25 138 Street
                                Fresh Meadows, NY 11365                 Jamaica, NY 11435
                                (718) 357-0812                          (718) 658-5005
                                (718) 357-0830 Fax                      (718) 658-7207 Fax
                                Contact: Jack                           Contact: Joseph
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                                Adco Electrical Corporation             Unity Electric Company Inc.
                                380 Chelsea Road                        65-45 Fresh Meadows Lane
                                Staten Island, NY 10314                 Flushing, NY 11365
                                (718) 494-4400                          (718) 539-4300
                                (718) 983-7519 Fax                      (718) 353-4866 Fax
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Trade                           Subcontractor                           Subcontractor
Milwork                         H & H Woodworking                       Hird/Blaker Inc.
(06400)                         252 Lake Avenue                         620 East 132 Street
                                Yonkers, NY 10701                       Bronx, NY 10454
                                (914) 965-1900                          (718) 665-3434
                                (914) 476-0732 Fax                      (718) 665-0524 Fax
                                Contact: Jack                           contact: Clyde Olson

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Drywall & Carpentry             Concept Carpentry Corp.                 Ess & Vee Acoustical Contractors
(09250)                         286 5th Avenue 2nd Fl.                  23-30 50 Avenue
                                New York, NY 10001                      Long Island City, NY 11101
                                (212) 967-0748                          (718) 786-1100
                                (212) 967-0762


------------------------------------------------------------------------------------------------------
Hollow Metal                    Atlantic Hardware & Supply Corp.
(08100)                         601 West 26th Street
                                New York, NY 10001
                                (212) 924-0700
                                (212) 645-2699 Fax
                                Contact: Tony Bravo
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Painting&Wallcovering           N.Y.Painting                            Bevmax
(09900)                         47-36 11th Street                       126 West 22 Street, 2nd Floor
                                L.I.C., NY 11101                        New York, NY 10011
                                (718) 784-7775                          (212) 989-8900
                                (718) 784-1222 Fax
                                Contact: Ron

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H.V.A.C.                        React Industries, Inc.                  Wyant Air Conditioning Corp.
(15000)                         34-02 Review Avenue                     5-35 51st Avenue
                                L.I.C., NY 11101                        L.I.C., NY 11101
                                (718) 392-3400                          (718) 392-6000
                                (718) 392-1522 Fax                      (718) 392-6616 Fax
                                Contact: Donna                          Contact: Rocco






------------------------------------------------------------------------------------------------------
Electrical                      Forest Electric                         Samuels Electric
(1600)                          2 Penn Plaza                            352 Park Avenue South
                                New York, NY 10121                      New York, NY 10010
                                (212) 318-1500                          (212) 686-6700
                                (212) 318-1789 Fax                      (212) 213-4089 Fax
                                Contact: Ken Jabinsky                   Contact: Robert Samuels
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                                High Tech Electrical Services
                                36-33 23 Street
                                Long Island City, NY 11106
                                (718) 472-1034
                                (718) 472-0043 - fax
------------------------------------------------------------------------------------------------------

iVillage Subcontractor Bid List


Trade                           Subcontractor                           Subcontractor
----------------------------------------------------------------------------------------------------------
Masonry & Plaster               Cirocco Ozzimo Contracting, Inc.        Riordi, Inc.
(04000)                         99 Rome Street                          43-20 102nd Street
                                Farmingdale, NY 11735                   Corona, NY 11368
                                (516) 847-0185                          (718) 457-1222
                                (516) 847-0054 Fax                      (516) 446-3788 Fax
                                Contact: Greg Ozzimo                    Contact:
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Hardware                        AAA Architectural Hardware Co.          Acme Architectural Products, Inc.
(08700)                         44 West 46th Street                     513 Porter Avenue
                                New York, NY 10036                      Brooklyn, NY 1122
                                (212) 840-3939                          (718) 384-7800
                                (212) 921-5086 Fax                      (718) 384-1062 Fax
                                Contact: Robert Gough                   Contact: Alvin Duncan
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Acoustical Ceilings             Concept Carpentry Corp.                 Superior Acoustics, Inc.
(09500)                         286 5th Avenue 2nd Fl.                  270 Indian Head Road
                                New York, NY 10001                      Kingspark, NY 11754
                                (212) 967-0748                          (718) 894-2417
                                (212) 967-0762 Fax                      (516) 269-4478 Fax
                                Contact: Sean                           Contact: Richard McGuigan
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Architectural Metal & Glass     A-Val Architectural Metal Corp.         Metralite Industries, Inc.
(08900)                         15-06 129th Street                      132-70 34th Avenue
                                College Point, NY 11356                 Flushing, NY 11354
                                (718) 539-2391                          (718) 961-1770
                                (718) 353-1316 Fax                      (718) 359-6541 Fax
                                Contact: Vladimir Blaskovic             Contact: Jeff G. Silverstein
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Plumbing                        Lab Plumbing & Heating Co., Inc.        Par Plumbing Company, Inc.
(15400)                         530 West 50th Street                    60 North Prospect Avenue
                                New York, NY 10019                      Lynbrook, NY 11563
                                (212) 246-9690                          (516) 887-4000
                                (212) 581-4929 Fax                      (516) 887-0974 Fax
                                Contact:                                Contact: Marty Levine
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Sprinklers                      ASA Plumbing, Inc.                      Abco Peerless Sprinkler Corp.
(15500)                         35-45 Kean Street                       81 Seaview Boulevard
                                West Babylon, NY 11704                  Port Washington, NY 11050
                                (631) 491-1333                          (516) 294-6850
                                (631) 491-3476 Fax                      (516) 294-6823 Fax
                                Contact: Mike                           Contact: James Stanton
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Demolition                      Avanti Demolition & Carting Corp.       Liberty Contracting Corp.
(02110)                         233 Wilson Avenue                       71 South Newman Street
                                Newark, NJ 07105                        Hackensack, NJ 07601
                                (973) 589-7662                          (201) 868-7500
                                (973) 589-7579 Fax                      (201) 868-7501 Fax
                                Contact: Michael Cardinale              Contact: Dominick Bullard
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Access Flooring                 Raised Floor Installation, Inc.         Computer Floors, Inc.
                                19 Sebago Street                        19 Richmond Street
                                Clifton, NJ 07013                       Clifton, NJ 07011
                                (973) 778-2444                          (973) 340-3666
                                (973) 778-8052 Fax                      (973) 340-1565 Fax
                                Contact: Eric                           Contact: Jeff Corio
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Radiator Enclosures             Wenig Corporation                       Bergen Metal Industries, Ltd.
                                230 Manida Street                       645 New York Ave
                                Bronx, NY 10474                         Huntington, NY 11743
                                (718) 542-3600                          (516) 673-7979
                                (718) 542-3979 Fax                      (516) 673-7969 Fax
                                Contact:                                Contact: Robert Santoro
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
Masonry & Plaster               Landmark
(04000)                         146 West 29th Street
                                New York, NY 10001
                                (212) 967-8779
                                (212) 967-8804 Fax
                                Contact: Jerry
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Hardware                        Weinstein & Holtzman, Inc.
(08700)                         29 Park Row
                                New York, NY 10038
                                (212) 233-4651
                                (212) 571-5301 Fax
                                Contact: Scott J. Tobias
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Acoustical Ceilings             Nastasi & Associates                    National Acoustics Inc.
(09500)                         147 Herrick Road                        515 West 36 Street
                                Garden City Park, NY 11040              New York, NY 10018
                                (516) 746-1800                          (212) 695-1252
                                (516) 746-6796 Fax                      (212) 695-4539 Fax
                                Contact: Robert Polizzo                 Contact: Wayne Brumaster
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Architectural Metal & Glass     Koslow Store Front Co.
(08900)                         161 Harrison Avenue
                                Brooklyn, NY 11206
                                (718) 388-3300
                                (718) 387-1024 Fax
                                Contact:
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Plumbing                        ASA Plumbing, Inc.
(15400)                         35-45 Kean Street
                                West Babylon, NY 11704
                                (631) 491-1333
                                (631) 491-3476 Fax
                                Contact: Mike
----------------------------------------------------------------------------------------------------------
Sprinklers                      Sirina Fire Protection Corp.
(15500)                         128 Charlotte Avenue
                                Hicksville, NY 11801
                                (516) 942-0400
                                (516) 942-0415 Fax
                                Contact: Matthew
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Demolition                      Rite-Way Internal Removal, Inc.
(02110)                         64-05 34th Avenue
                                Woodside, NY 11377
                                (718) 458-8900
                                (718) 899-0515 Fax
                                Contact: Nick Trimarchi
----------------------------------------------------------------------------------------------------------
Access Flooring                 East Coast Computer Floors, Inc.
                                174 Kinderkamack Road
                                Park Ridge, NJ 07656
                                (201) 391-2711
                                (201) 391-6545 Fax
                                Contact: Mark Maxon
----------------------------------------------------------------------------------------------------------
Radiator Enclosures             Wyant Air Conditioning Corp.
                                5-35 51st Avenue
                                L.I.C., NY 11101
                                (718) 392-6000
                                (718) 392-6616 Fax
                                Contact: Rocco
----------------------------------------------------------------------------------------------------------

iVillage Subcontractor Bid List

-------------------------------------------------------------------------------------------------------------------------------
Appliances                      Gringer & Sons, Inc.                    Jenteen Partners, Inc.            Royal Rose, Inc.
                                29 First Avenue                         26 Brandon Avenue                 23-49 Borden Avenue
                                New York, NY 10003                      Jamesburg, NJ 08831               L.I.C., NY 11101
                                (212) 475-0600                          (732) 656-1191                    (718) 392-6017
                                (212) 982-1935 Fax                      (732) 656-1441 Fax                (718) 392-7601 Fax
                                Contact: Arnold                         Contact:                          Contact:
-------------------------------------------------------------------------------------------------------------------------------
Window Treatment                International Blind Contractors, Ltd.   WindowCraft, Inc.
                                200 Park Avenue South                   7 Roselle Street
                                New York, NY 10003                      Mineola, NY 11501
                                (212) 473-2000                          (516) 294-3580
                                (212) 353-3400 Fax                      (516) 294-0444 Fax
                                Contact: Ricky                          Contact:
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


ANCHOR CONSTRUCTION, INC.